As Filed with the SEC on April 28, 2006

Registration No. 2-76580

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-3

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 63

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 43

THE PRUDENTIAL VARIABLE CONTRACT
ACCOUNT-2

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF
AMERICA

(Name of Insurance Company)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

(973) 802-6469

(Address and telephone number of Insurance Company’s principal executive offices)

JONATHAN D. SHAIN

Gateway Center Three

100 Mulberry Street, 4th Floor

Newark, NJ 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue

Washington, DC 20001

It is proposed that this filing will become effective (Check appropriate space):

☐  immediately upon filing pursuant to paragraphs (b) of Rule 485

☒  on May 1, 2006 pursuant to paragraph (b) of Rule 485

☐  60 days after filing pursuant to paragraph (a)(i) of Rule 485

☐  on          pursuant to paragraph (a)(i) of Rule 485

☐  75 days after filing pursuant (a)(ii) of Rule 485

☐  on             pursuant to paragraph (a)(ii) of Rule 485

(date)

If appropriate, check the following box:

☐    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS

May 1, 2006

002-28316

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT–2

The Prudential Variable Contract Account-2 invests primarily in equity securities of major, established corporations. Its investment goal is long term growth of capital. This means we look for investments whose price we expect will increase over several years.

This prospectus describes a contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions under the Contract may be invested in The Prudential Variable Contract Account-2 (VCA 2).

Please read this prospectus before investing and keep it for future reference. To learn more about the Contract, you can get a copy of the VCA 2 Statement of Additional Information (SAI) dated May 1, 2006. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus.

The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC. For a free copy of the SAI, call us at: 1-800-458-6333 or write us at:

The Prudential Insurance Company of America

Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

FILING THIS PROSPECTUS WITH THE SEC DOES NOT MEAN THAT THE SEC HAS DETERMINED THAT THE CONTRACT IS A GOOD INVESTMENT, NOR HAS THE SEC DETERMINED THAT THIS PROSPECTUS IS COMPLETE OR ACCURATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

INVESTMENT IN THE CONTRACT IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. AN INVESTMENT IN THE CONTRACT IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

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Glossary of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation period: The period that begins with the Contract date and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.

Contract: The group variable annuity contract described in this prospectus.

Contractholder: The employer, association or trust to which Prudential has issued a Contract.

Contributions: Payments made under the Contract for the benefit of a Participant.

Income period: The period that begins when you start receiving income payments under the Contract.

NASDAQ: A computerized system that provides price quotations for certain securities traded over-the-counter as well as many New York Stock Exchange listed securities.

Participant or you: The person for whose benefit contributions are made under a Contract.

Prudential or we: The Prudential Insurance Company of America.

Prudential’s Group Tax-Deferred Annuity Program: A Contractholders’ program providing for contributions under the Contract, a companion fixed-dollar annuity contract or a combination of the two.

Separate account: Contributions allocated to VCA 2 are held by Prudential in a separate account.

Tax deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.

Unit and Unit Value: You are credited with Units in VCA 2. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for VCA 2. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of VCA 2 plus any charges and fees that may apply to you.

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Fee Table

Participant Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of contributions made)	2.5%
Deferred Sales Load	None
Exchange Fee	None
Annual Administration Fee (maximum)*	$30
Annual Expenses
(as a percentage of average net assets)
Management Fees	.125%
Mortality and Expense Risk Fee**	.375%
Total Annual Expenses	.500%

*                          The annual administration fee is reflected in the above example on the assumption that it is deducted from the Contract in the same proportions as the aggregate annual administration fees are deducted from the fixed dollar or VCA 2 Contracts. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

**                   While a Participant is receiving annuity payments, we do not charge the annual administration fee or (for the variable annuity certain option) the mortality and expense risk fee.

The Financial Highlights Table appears at the end of this Prospectus.

Example

	1 year	3 years	5 years	10 years

You would pay the following expenses on each $10,000 invested, assuming a 5% annual return.	$300	$406	$523	$863

This example will help you compare the fees and expenses of the Contract with other variable annuity contracts. You would pay the same expenses whether you withdraw from VCA 2, remain as a Participant or annuitize at the end of each period. It is based on information for VCA 2 for the fiscal year ended December 31, 2005.** This example should not be considered as representative of past or future expenses. Actual expenses may be greater or less than those shown.

**                   The annual administration fee is reflected in the above example on the assumption that it is deducted from the Contract in the same proportions as the aggregate annual administration fees are deducted from the fixed dollar or VCA 2 Contracts. The actual expenses paid by each Participant will vary depending upon the total amount credited to that Participant and how that amount is allocated.

The Financial Highlights Table appears at the end of this Prospectus.

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Summary

The Contracts

The VCA 2 Contract is a group variable annuity contract. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contract is intended for retirement savings or other long-term investment purposes. The Contract, like all deferred annuity contracts, has two phases – an accumulation period and an income period. During the accumulation period, earnings accumulate on a tax-deferred basis. That means you are only taxed on the earnings when you withdraw them. The second phase – the income period – occurs when you begin receiving regular payments from the Contract. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.

The Contract generally is issued to employers who make contributions on behalf of their employees under Section 403(b) of the Internal Revenue Code. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is called a “Participant” or “you.”

Prudential’s Group Tax Deferred Annuity Program

Prudential’s Group Tax Deferred Annuity Program consists of the following contracts:

•                          the VCA 2 Contract described in this prospectus,

•                          certain fixed dollar annuity contracts that are offered as companion to the VCA 2 Contract (but are not described in this prospectus), and

•                          contracts combining the VCA 2 Contract and a fixed dollar annuity contract.

Charges

We deduct a sales charge of 2.5% from each contribution at the time it is made. This means 97.5% of each contribution is invested in VCA 2. This charge is paid to Prudential to cover its expenses in marketing and selling the VCA 2 Contract. The maximum sales charge may be changed by Prudential on 90 days’ notice.

In addition, we charge an annual administration fee for recordkeeping and other administrative expenses. This charge will not exceed $30 in any calendar year. We will automatically deduct it from your account. (If you also have a fixed-dollar annuity contract under Prudential’s Group Tax Deferred Annuity Program, the fee will be divided between that contract and your VCA 2 account.)

We also charge for investment management services and for mortality and expense risks we assume. Those charges are deducted daily at annual rates of 0.125% and 0.375%, respectively, of the value of your VCA 2 account.

Withdrawals & Transfers

All traditional written requests and notices required or permitted under the Contract – other than withdrawal requests and death benefit claims – should be sent to Prudential at the address on the cover of this prospectus. You can also use that address for any written inquiries you may have.

As explained later, notices, forms and requests for transactions related to the Contract may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants.

All permitted telephone transactions may normally be initiated by calling Prudential at 800-458-6333. All permitted internet transactions may be made through www.prudential.com. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.

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Your ability to make withdrawals under your Contract is limited by federal tax law. Your employer – the Contractholder – may impose additional restrictions. If you are allowed to make withdrawals, you may submit a permitted, traditional written withdrawal request to us in any of the following ways:

•                          by U.S. mail to Prudential Investments, P.O. Box 5410, Scranton, Pennsylvania 18505-5410.

•                          by other delivery service – for example, Federal Express – to Prudential Investments, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.

•                          by fax to Prudential Investments, Attn: Client Payments at (570) 340-4328.

Requests for death benefits must also be submitted in writing by one of the means listed above.

To process a withdrawal request or death benefit claim, it must be submitted to Prudential in “good order,” which means all requested information must be submitted in a manner satisfactory to Prudential.

In some cases, the Contractholder or a third-party may provide recordkeeping services for the Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.

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Prudential

Prudential is a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.

VCA 2

VCA 2 was created on January 9, 1968. It is a separate account of Prudential, which means its assets are the property of Prudential but are kept separate from Prudential’s general assets and cannot be used to meet liabilities from Prudential’s other businesses.

VCA 2 is registered with the SEC as an open-end, diversified management investment company.

Investment Practices

Before making your investment decision, you should carefully review VCA 2’s investment objective and policies. There is no guarantee that the investment objective of VCA 2 will be met.

Investment Objective and Policies

VCA 2’s investment objective is long-term growth of capital. VCA 2 will seek to achieve this objective by investing primarily in equity securities of major, established corporations. Current income, if any, is incidental to this objective. VCA 2 may also invest in preferred stocks, warrants, convertible bonds or other equity-related securities.

Equity securities are subject to company risk. The price of stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition. Equity securities are also subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles and market risk involves the possibility of being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of stock are likely to drop.

Under normal market conditions, VCA 2 may also invest up to 20% of its total assets in short, intermediate or long term debt instruments that have been rated “investment grade.” (This means major rating services, like Standard & Poor’s Ratings Group or Moody’s Investors Service Inc., have rated the securities within one of their four highest rating groups.) In response to adverse market conditions, we may invest a higher percentage in debt instruments. There is the risk that the value of a particular debt instrument could decrease. Debt instruments may involve credit risk – the risk that the borrower will not repay an obligation - and market risk, the risk that interest rates may change and affect the value of the investment.

VCA 2 may also invest in foreign securities in the form of American Depositary Receipts (ADRs). ADRs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. We may purchase ADRs that are traded on a U.S. exchange or in an over-the-counter market. ADRs are generally thought to be less risky than direct investment in foreign securities because they can be transferred easily, have readily available market quotations, and the foreign companies that issue them are usually subject to the same types of financial and accounting standards as U.S. companies. Nevertheless, as foreign securities, ADRs involve special risks that should be considered carefully by investors. These risks include political and/or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, and the fact that there may be less publicly available information about a foreign company than about a U.S. company.

VCA 2 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, we may purchase and sell futures contracts on foreign currencies or groups of foreign currencies. Under a financial futures contract the seller agrees to sell a set amount of a particular financial instrument or currency at a set price and time in the future. Under a stock index futures contract, the seller of the contract agrees to pay to the buyer an amount in cash which is equal to a set dollar amount multiplied by the difference between the set dollar amount and the value of the index on a specified date. No physical delivery of the stocks making up the index is made. VCA 2 will use futures contracts only to hedge its positions with respect to securities, interest rates and foreign securities.

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The use of futures contracts for hedging purposes involves several risks. While our hedging transactions may protect VCA 2 against adverse movements in interest rates or other economic conditions, they may limit our ability to benefit from favorable movements in interest rates or other economic conditions. There are also the risks that we may not correctly predict changes in the market and that there may be an imperfect correlation between the futures contract price movements and the securities being hedged. Nor can there be any assurance that a liquid market will exist at the time we wish to close out a futures position. Most futures exchanges and boards of trade limit the amount of fluctuation in futures prices during a single day – once the daily limit has been reached, no trades may be made that day at a price beyond the limit. It is possible for futures prices to reach the daily limit for several days in a row with little or no trading. This could prevent us from liquidating an unfavorable position while we are still required to meet margin requirements and continue to incur losses until the position is closed.

In addition to futures contracts, VCA 2 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts. An option gives the owner the right to buy (a call option) or sell (a put option) securities at a specified price during a given period of time. VCA 2 will only invest in “covered” options. An option can be covered in a variety of ways, such as setting aside certain securities or cash equal in value to the obligation under the option.

Options involve certain risks. We may not correctly anticipate movements in the relevant markets. If this happens, VCA 2 would realize losses on its options position. In addition, options have risks related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although generally VCA 2 will only purchase or write exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange or otherwise may exist and we might not be able to effect closing transactions in particular options. In this event, VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions both upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of such options (or upon the purchase of underlying securities for the exercise of put options). If VCA 2 – as a covered call option writer – is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

VCA 2 may invest in securities backed by real estate or shares of real estate investment trusts - called REITS – that are traded on a stock exchange or NASDAQ. These types of securities are sensitive to factors that many other securities are not – such as real estate values, property taxes, overbuilding, cash flow and the management skill of the issuer. They may also be affected by tax and regulatory requirements, such as those relating to the environment.

From time to time, VCA 2 may invest in repurchase agreements. In a repurchase agreement, one party agrees to sell a security and also to repurchase it at asset price and time in the future. The period covered by a repurchase period is usually very short – possibly overnight or a few days – though it can extend over a number of months. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 2 will only enter into repurchase agreements that are fully collaterized. VCA 2 will not enter into repurchase agreements with Prudential or its affiliates as seller. However, VCA 2 may enter into joint repurchase transactions with other Prudential investment companies.

VCA 2 may also enter into reverse repurchase agreements and dollar roll transactions. In a reverse repurchase arrangement, VCA 2 agrees to sell one of its portfolio securities and at the same time agrees to repurchase the same security at a set price and time in the future. During the reverse repurchase period, VCA 2 often continues to receive principal and interest payments on the security that it “sold.” Each reverse re purchase agreement reflects a rate of interest for use of the money received by VCA 2 and for this reason, has some characteristics of borrowing. Dollar rolls occur when VCA 2 sells a security for delivery in the current month and at the same time agrees to repurchase a substantially similar security from the same party at a specified price and time in the future. During the roll period, VCA 2 does not receive the principal or interest earned on the underlying security. Rather, it is compensated by the difference in the current sales price and the specified future price as well as by interest earned on the cash proceeds of the original “sale.” Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities held by VCA 2 may decline below the price of the securities VCA 2 has sold but is obligated to repurchase. In addition, if the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, VCA 2’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce VCA 2’s obligation to repurchase the securities.

From time to time, VCA 2 may purchase or sell securities on a when-issued or delayed delivery basis – that is, delivery and payment can take place a month or more after the date of the transaction. VCA 2 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.

VCA 2 may also enter into short sales against the box. In this type of short sale, VCA 2 owns the security sold (or one convertible into it) but borrows the stock for the actual sale.

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VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same – to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment to a portion of its portfolio or to protect against any increase in the price of securities that VCA 2 anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

The use of swap agreements is subject to certain risks. As with options and futures, if our prediction of interest rate movements is incorrect, VCA 2’s total return will be less than if we had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

VCA 2 may also use forward foreign currency exchange contracts. VCA 2’s successful use of forward foreign currency exchange contracts depends on our ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

VCA 2 may lend its portfolio securities and invest up to 15% of its net assets in illiquid securities. Illiquid securities include those without a readily available market and repurchase agreements with maturities of longer than 7 days.

There is risk involved in the investment strategies we may use. Some of our strategies require us to try to predict whether the price or value of an underlying investment will go up or down over a certain period of time. There is always the risk that investments will not perform as we thought they would. Like any investment, an investment in VCA 2 could lose value, and you could lose money.

Additional information about investment policies and restrictions, including the risks associated with their use, is provided in the SAI.

Determination of Unit Value

To keep track of investment results, each Participant is credited with Units in VCA 2. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for VCA 2. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of VCA 2 and certain Contract charges.

The Unit Value for VCA 2 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange’s regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 2 does not price its Unit Value on days when the NYSE is closed but the primary markets for VCA 2’s foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 2 will ordinarily price its Unit Value on days that the NYSE is open but foreign securities markets are closed.

Equity securities for which the primary market is on an exchange (whether domestic or foreign) are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

All short-term debt securities having remaining maturities of 60 days or less are valued at amortized cost.

This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.

Other debt securities – those that are not valued on an amortized cost basis – are valued using an independent pricing service.

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Options on stock and stock indexes that are traded on an national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded (which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Securities for which no market quotations are available will be valued at fair value under the direction of the VCA 2 Committee. VCA 2 also may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Unit Value of VCA 2 is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that VCA 2 uses to determine its Unit Value may differ from the security’s quoted or published price. Except when PI fair values securities, it normally values each foreign security held by VCA 2 as of the close of the security’s primary market.

Management

VCA 2 has a Committee – similar to a board of directors – that provides general supervision. The members of the VCA 2 Committee are elected for indefinite terms by the Participants of VCA 2. A majority of the members of the Committee are not “interested persons” of Prudential Financial, Inc. or its affiliates, as defined by the Investment Company Act of 1940 (the 1940 Act).

Prudential Investments LLC (PI), a Prudential Financial subsidiary, is the investment manager to VCA 2. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

Under a management agreement with VCA 2, PI manages VCA 2’s investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.125% of the average daily net assets of VCA 2. Under the management agreement with VCA 2, PI is responsible for selecting and monitoring one or more sub-advisors to handle the day-to-day investment management of VCA 2. PI, not VCA 2, pays the fees of the sub-advisors. Pursuant to an order issued by the SEC, VCA 2 may add or change a sub-advisor, or change the agreement with a sub-advisor, if PI and VCA 2’s Committee concludes that doing so is in the best interests of VCA 2 Participants. VCA 2 can make these changes without Participant approval, but will notify Participants investing in VCA 2 of any such changes.

VCA 2’s current sub-advisor is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Under its agreement with Jennison, PI pays Jennison the entire management fee that PI receives.

Jennison may use affiliated brokers to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.

David A. Kiefer is the portfolio manager of VCA 2 and generally has final authority over all aspects of VCA 2’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.

David A. Kiefer, CFA, is a Managing Director of Jennison, which he joined in September 2000. He was appointed Jennison’s Head of Large Cap Value Equity in January 2004, having managed diversified large capitalization portfolios since 1998 and large cap blend equity assets since 1999. He managed the Prudential Utility Fund, now known as the Jennison Utility Fund, from 1994 to June 2005. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer earned a B.S. from Princeton University and a M.B.A. from Harvard Business School. He has managed VCA 2 since September 2000.

The portfolio manager for VCA 2 is supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about Mr. Kiefer’s compensation, other accounts that he manages, and his ownership of VCA 2 securities.

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Contract Charges

We list below the current charges under the Contract. On 90 days’ notice, we may change the sales charge, administration fee and the mortality and expense risk fee. The investment management fee generally may be changed only with Participant approval.

Sales Charge

We deduct a sales charge of 2.5% from each contribution at the time it is made. This means 97.5% of each contribution is invested in VCA 2. This sales charge is designed to pay our sales and marketing expenses for VCA 2.

Administration Fee

We charge an annual administration fee for recordkeeping and other administrative expenses. This fee will not exceed $30 in any calendar year and will be automatically deducted from your account. (If you also have a fixed-dollar annuity contract under Prudential’s Group Tax Deferred Annuity Program, the fee will be divided between that and your VCA 2 account.)

We deduct the administration fee on the last business day of each calendar year. New Participants will only be charged a portion of the annual administration fee, depending on the number of months remaining in the calendar year after the first contribution is made.

If you withdraw all of your contributions before the end of a year, we will deduct the fee on the date of the last withdrawal. After that, you may only make contributions as a new Participant, in which case you will be subject to the annual administration fee on the same basis as other new Participants. If a new Participant withdraws all of his or her Units during the first year of participation under the Contract, the full annual administration fee will be charged.

Modification of Sales Charge and Administration Fee

Prudential may reduce or waive the sales charge or administrative fee or both with respect to a particular Contract. We will only do this if we think that our sales or administrative costs with respect to a Contract will be less than for other Contracts. This might occur, for example, if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. You should refer to your Contract documents which set out the exact amount of fees and charges that apply to your Contract.

Mortality and Expense Risk Fee

A “mortality risk” charge is paid to Prudential for assuming the risk that a Participant will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. In addition, an “expense risk” charge is paid to Prudential for assuming the risk that the current charges will not cover the cost of administering the Contract in the future. We deduct these charges daily. We compute the charge at an effective annual rate of 0.375% of the current value of your account (0.125% is for assuming the mortality risk, and 0.250% is for assuming the expense risk).

Investment Management Fee

Like certain other variable annuity contracts, VCA 2 is subject to a fee for investment management services. We deduct this charge daily. We compute the charge at an effective annual rate of 0.125% of the current value of your VCA 2 account.

The Contract

The Contract described in this prospectus is generally issued to an employer that makes contributions on behalf of its employees. The Contract can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder – for delivery to the Participant – a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.

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The Accumulation Period

1.   Contributions

When you first become a Participant under the Contract, you must indicate if you want contributions made on your behalf to be allocated between VCA 2 and a companion fixed dollar annuity contract. You can change this allocation from time to time. The discussion below applies only to contributions to VCA 2.

When a contribution is made, we invest 97.5% of it in VCA 2. (The remaining 2.5% is for the sales charge.) You are credited with a certain number of Units, which are determined by dividing the amount of the contribution (less the sales charge) by the Unit Value for VCA 2 for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of VCA 2. Units will be redeemed as necessary to pay your annual administration fee.

The first contribution made on your behalf will be invested within two business days after it has been received by us if we receive your enrollment form in “good order.” (This means that all requested information must be submitted in a manner satisfactory to Prudential.) If an initial contribution is made on your behalf and the enrollment form is not in order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

•                           If the Contractholder has purchased only a VCA 2 Contract or a VCA 2 Contract together with either a group variable annuity contract issued through Prudential’s MEDLEY Program or unaffiliated mutual funds, then the initial contribution will be invested in The Prudential Variable Contract Account-11 within Prudential’s MEDLEY Program.

•                           If the Contractholder has purchased a VCA 2 Contract as well as shares of a money market fund, the initial contribution will be invested in that money market fund.

In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the investment in the money market option. The redemption proceeds plus any earnings will be paid to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.

2.  The Unit Value

Unit Value is determined each business day by multiplying the previous day’s Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and mortality and expense risk charges. The gross change factor for VCA 2 is determined by dividing the current day’s net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day’s net assets.

3.  Withdrawal of Contributions

Because the Contract is intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Under Section 403(b) of the Internal Revenue Code, contributions made from a Participant’s own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1/2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions made from your own salary after December 31, 1988 may sometimes be withdrawn in the case of hardship, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.

If your retirement arrangement permits, you may withdraw at any time the dollar value of all of your VCA Units as of December 31, 1988.

Spousal Consent. Under certain retirement arrangements, ERISA requires that married Participants must obtain their spouses’ written consent to make a withdrawal request. The spouse’s consent must be notarized or witnessed by an authorized plan representative.

Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

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Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in good order, we will pay you the redemption amount within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances – for example, when the New York Stock Exchange is closed or trading is restricted.

4.  Systematic Withdrawal Plan

If you are at least 59 1/2 years old and have Units equal to at least $5,000, you may be able to participate in the Systematic Withdrawal Plan. Participants under the age of 59 1/2 may also be able to participate in the Systematic Withdrawal Plan if they no longer work for the Contractholder. Regardless of your age, participation in this program may be restricted by your retirement arrangement. Please consult your Contract documents.

Receiving payments under the systematic withdrawal plan may have significant tax consequences and participants should consult with their tax adviser before signing up.

Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59 1/2, the withdrawals will generally be subject to a 10% premature distribution penalty tax. Withdrawals you make after the later of (i) age 70 1/2 or (ii) your retirement, must satisfy certain minimum distribution rules. Withdrawals by beneficiaries must also meet certain minimum distribution rules.

Plan enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse’s consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of VCA 2 during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or equivalent electronic means) which we will provide to you on request.

Termination of Systematic Withdrawal Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.

Additional Contributions. If you have elected to participate in the Systematic Withdrawal Plan, contributions may still be made on your behalf. These contributions will be subject to the sales charge, so you should carefully consider the effect of these charges while making withdrawals at the same time.

Non-Prudential Recordkeepers. If the Contractholder or some other organization provides recordkeeping services for your Contract, different procedures under the Systematic Withdrawal Plan may apply.

5.  Texas Optional Retirement Program

Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.

6.  Death Benefits

In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units (less the full annual administration charge) on the day we receive the claim in good order.

Payment Methods. You, the Participant, can elect to have the death benefit paid to your beneficiary in one cash sum, as systematic withdrawals, as a variable annuity, or a combination of the three, subject to the minimum distribution rules of Section 401(a)(9) of the Internal Revenue Code described below. If a Participant does not make an election, his or her beneficiary must chose from these same three options (or a combination) before the later to occur of: the first anniversary of the Participant’s death or two months after Prudential receives due proof of the Participant’s death. For benefits accruing after December 31, 1986, Internal Revenue regulations require that a designated beneficiary must begin to receive payments no later than the earlier of (1) December 31 of the calendar year during which the fifth anniversary of the Participant’s death occurs or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years. However, if the election includes systematic withdrawals, the beneficiary

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may terminate them and receive the remaining balance in cash (or effect an annuity with it) or change the frequency, size or duration of the systematic payments.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the value of the Participant’s Units as of the date of the Participant’s death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant Federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in good order, 50% of the value of the Participant’s Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.

Minimum Distribution Rules. Benefits accruing after December 31, 1986 under a Section 403(b) annuity contract are subject to minimum distribution rules. These specify the time when payments must begin and the minimum amount that must be paid annually. Generally, when a Participant dies before we have started to make benefit payments, we must pay out the death benefit entirely by December 31 of the calendar year including the fifth anniversary of the Participant’s date of death. Or, the beneficiary may select an annuity under option 1, 2 or 4 described below, with the payments to begin as of December 31 of the calendar year immediately following the calendar year in which the Participant died (or, if the Participant’s spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have become 70 1/2 years old, if that year is later). Options 3 and 5 described below may not be selected under these rules. In addition, the duration of any period certain annuity may not exceed the beneficiary’s life expectancy as determined under IRS tables. If the amount distributed to a beneficiary for a calendar year is less than the required minimum amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.

Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period – Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.

Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant’s Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the minimum distribution rules described below.

Until Pay-out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.

7.   Discontinuance of Contributions

A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. In addition, any Participant may stop contributions made on his or her behalf.

We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 90 days’ notice to the Contractholder.

If contributions on your behalf have been stopped, you may either keep your Units in VCA 2 or elect any of the options described under “Transfer Payments,” below.

8.   Continuing Contributions Under New Employer

If you become employed by a new employer, and that employer is eligible to provide tax deferred annuities, you may be able to enter into a new agreement with your new employer which would allow you to continue to participate under the Contract. Under that agreement, the new employer would continue to make contributions under the Contract on your behalf.

9.   Transfer Payments

Unless your Contract specifically provides otherwise, you can transfer all or some of your VCA 2 Units to a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program. To make a transfer, you need to provide us with a completed transfer request in a permitted form, including a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there

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is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if your Contract has a recordkeeper other than Prudential.

You may also make transfers into your VCA 2 account from a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program or from a similar group annuity contract issued by Prudential to another employer. When you make transfers into your VCA 2 account no sales charges are imposed. Because your retirement arrangements or the contracts available under your arrangements may contain restrictions on transfers, you should consult those documents. For example, some contracts and retirement plans provide that amounts transferred to VCA 2 from the fixed dollar annuity may not be transferred within the following 90 days to an investment option deemed to be “competing” with the fixed dollar annuity contract. Prudential reserves the right to limit how many transfers you may make in any given period of time.

Processing Transfer Requests. On the day we receive your transfer request in good order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in the fixed-dollar annuity contract. The value of the Units redeemed will be determined by dividing the amount transferred by the Unit Value for that day for VCA 2.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer a Participant’s Units in VCA 2 to a designated alternate funding agency. We will notify each Participant with Units of the Contractholder’s request. A Participant may then choose to keep his or her Units in VCA 2 or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in VCA 2.

If you choose to transfer your VCA 2 Units to the alternate funding agency, your VCA 2 account will be closed on the “transfer date” which will be the later to occur of:

•                           a date specified by the Contractholder, or

•                           90 days after Prudential receives the Contractholder’s request.

At the same time, all of the VCA 2 Units of Participants who have elected to go into the alternate funding agency will be transferred to a liquidation account (after deducting the full annual administration charge for each Participant). Each month, beginning on the transfer date, a transfer will be made from the liquidation account to the alternate funding agency equal to the greater of:

•                           $2 million, or

•                           3% of the value of the liquidation account as of the transfer date.

When this happens, Units in the liquidation account will be canceled until there are no more Units.

10.  Requests, Consents and Notices

The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and participants. If electronic means are authorized, you will automatically be able to use them.

Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.

For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be authorized by you.

During times of extraordinary economic or market changes, telephone or other electronic and other instructions may be difficult to implement.

Some state retirement programs, or Contractholders, may not allow these privileges or allow them only in modified form.

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11.  Prudential Mutual Funds

We may offer certain Prudential mutual funds as an alternative investment vehicle for existing VCA 2 Contractholders. These funds, like VCA 2, are managed by PI. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.

Exchanges. Prudential may also permit Participants to exchange some or all of their VCA 2 Units for shares of Prudential mutual funds without imposing any sales charges. In addition, Prudential may allow Participants to exchange some or all of their shares in Prudential mutual funds for VCA 2 Units. No sales charge is imposed on these exchanges or subsequent withdrawals. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features as the VCA 2 Contract.

Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.

Annual Administration Fee. If a Participant exchanges all of his or her VCA 2 Units for shares in the Prudential mutual funds, the annual administration fee under the Contract may be deducted from the Participant’s mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant elects to exchange amounts in the Participant’s current VCA 2 account(s) for shares of Prudential mutual funds or vice versa. Exchanges from a VCA 2 account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a VCA 2 account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under VCA 2.

12.  Discovery SelectSM Group Retirement Annuity

Certain Participants may be offered an opportunity to exchange their VCA 2 Units for interests in Discovery SelectSM Group Retirement Annuity (Discovery Select), which offers 22 different investment options. The mutual funds available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.

For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. Generally, there should be no adverse tax consequences if a Participant elects to exchange VCA 2 Units for interests in Discovery Select.

A copy of the Discovery Select prospectus can be obtained at no cost by calling 1-800-458-6333.

13.  Modified Procedures

Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different procedures than those described in this prospectus. For example, they may require that transfer and withdrawal requests be sent to the recordkeeper rather than Prudential. For more information, please refer to your Contract documents.

The Annuity Period

1.  Variable Annuity Payments

The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:

•                           the total value of your VCA 2 Units on the date the annuity begins,

•                           the taxes on annuity considerations as of the date the annuity begins,

•                           the schedule of annuity rates in the Contract, and

•                           the investment performance of VCA 2 after the annuity has begun.

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The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of the Units, and thus the amount of the monthly payment, will reflect investment performance after the date on which the income phase begins.

2.  Electing the Annuity Date and the Form of Annuity

If permitted under federal tax law and your Contract, you may use all or any part of your VCA 2 Units to purchase a variable annuity under the Contract. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. You may also be able to purchase a fixed dollar annuity if you have a companion fixed dollar contract.

The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse’s consent must be signed, and notarized or witnessed by an authorized plan representative.

If the dollar amount of your first monthly annuity payment is less than the minimum specified in the Contract, we may decide to make a withdrawal payment to you instead of an annuity payment. If we do so, all of the Units in your VCA 2 account will be withdrawn as of the date the annuity was to begin.

3.  Available Forms of Annuity

Option 1 – Variable life annuity.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. However, no payments will be made after you pass away. It is possible under this type of annuity to receive only one annuity payment. For this reason, this option is generally best for someone without dependents who wants higher income during his or her lifetime.

Option 2 – Variable life annuity with payments certain.

If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a minimum number of monthly payments that will be made – 120 or 180 – so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period.

Option 3 – Variable joint and survivor annuity.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. When you purchase this type of annuity you will be asked to set the percentage of the monthly payment – for example, 33% or 66% or 100% – you want paid to the contingent annuitant for the remainder of his or her lifetime.

Option 4 – Variable annuity certain.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Options 1, 2 and 3, these payments will only be paid for 120 months. If you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period. If you outlive the specified time period, you will no longer receive any annuity payments.

Because Prudential does not assume any mortality risk, no mortality risk charges are made in determining the annuity purchase rates for this option.

Option 5 – Variable joint and survivor annuity with 120 payments certain.

If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. Your contingent annuitant will receive monthly payments in the same amount as the monthly payments you have received for a period of 120 months. You also set the percentage of the monthly payment – for example, 33% or 66% or even 100% – you want paid to the contingent annuitant for the remainder of his or her lifetime the 120 month period.

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If both you and the contingent annuitant pass away during the 120 month period, payments will be made to the properly designated beneficiary for the rest of that period.

If the dollar amount of the first monthly payment to a beneficiary is less than the minimum set in the Contract, or the beneficiary named under Options 2, 4 and 5 is not a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted values of the unpaid payments certain in one sum.

With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant (or if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and the designated beneficiary as determined under Internal Revenue Service life expectancy tables). In addition, proposed Internal Revenue Service regulations limit the duration of any period certain payment and the maximum survivor benefit payable under a joint and survivor annuity.

4.   Purchasing the Annuity

Once you have selected a type of annuity, you must submit to Prudential an election in a permitted written (or electronic) form that we will provide or give you access to on request. Unless you pick a later date, the annuity will begin on the first day of the second month after we have received your election in good order and you will receive your first annuity payment within one month after that.

If it is necessary to withdraw all of your contributions in VCA 2 to purchase the annuity, the full annual administration fee will be charged. The remainder – less any applicable taxes on annuity considerations – will be applied to provide an annuity under which each monthly payment will be the value of a specified number of “Annuity Units.” The Annuity Unit Value is calculated as of the end of each month. The value is determined by multiplying the “annuity unit change factor” for the month by the Annuity Unit Value for the preceding month. The annuity unit change factor is calculated by:

adding to 1.0 the rate of investment income earned, if any, after applicable taxes and the rate of asset value changes in VCA 2 during the period from the end of the preceding month to the end of the current month, then deducting the rate of the investment management fee for the number of days in the current month (computed at an effective annual rate of 0.125%), and dividing by the sum of 1.00 and the rate of interest for  1/12 of a year, computed at the effective annual rate specified in the Contract as the “Assumed Investment Result” (see below).

5.   Assumed Investment Result

To calculate your initial payment, we use an “annuity purchase rate.” This rate is based on several factors, including an assumed return on your investment in VCA 2. If VCA 2’s actual investment performance is better than the assumed return, your monthly payment will be higher. On the other hand, if VCA 2’s actual performance is not as good as the assumed return, your monthly payment will be lower.

Under each Contract, the Contractholder chooses the assumed return rate. This rate may be 3 1/2%, 4%, 4 1/2%, 5% or 5 1/2%. The return rate selected by the Contractholder will apply to all Participants receiving annuities under the Contract.

The higher the assumed return rate, the greater the initial annuity payment will be. However, in reflecting the actual investment results of VCA 2, annuity payments with a lower assumed return rate will increase faster – or decrease slower – than annuity payments with a higher assumed return rate.

6.  Schedule of Variable Annuity Purchase Rates

The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.

7.  Deductions for Taxes on Annuity Considerations

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in VCA 2 to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 5%.

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Assignment

The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.

Changes in the Contract

We have the right under the Contract to change the annual administration fee and sales charges. In the event we decide to change the sales charge, the new charge will only apply to contributions made after the change takes place.

The Contract allows us to revise the annuity purchase rates from time to time as well as the mortality and expense risk fees. A Contract may also be changed at any time by agreement of the Contractholder and Prudential – however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.

If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days’ prior notice.

Reports

At least once a year, you will receive a report from us showing the number of your Units in VCA 2. You will also receive annual and semi-annual reports showing the financial condition of VCA 2.

Sale and Distribution of the Contract

Prudential Investment Management Services LLC (PIMS), 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. (NASD).

We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your purchase payments. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with NASD rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.

Federal Tax Status

The following discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. It is not intended as tax advice. Participants and Contractholders should consult a qualified tax adviser for complete information and advice.

Tax-qualified Retirement Arrangements Using the Contracts

The Contract may be used with retirement programs governed by Internal Revenue Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contract are complex and you are advised to consult a qualified tax adviser.

Contributions

In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year.

Earnings

Federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.

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Distribution or Withdrawal

When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments under a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income.

Furthermore, premature distributions or withdrawals may be restricted or subject to a penalty tax. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. This limitation is discussed in the “Withdrawal of Contributions,” above.

Minimum Distribution Rules

In general, distributions from a Section 403(b) plan that are attributable to benefits accruing after December 31, 1986 must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 70 1/2 or (2) you retire. Amounts accruing on or before December 31, 1986, while not generally subject to this minimum distribution requirement, may be required to be distributed by a certain age under other federal tax rules.

Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS proposed regulations.

Distributions to beneficiaries are also subject to minimum distribution rules. If you die before your entire interest in your Contract has been distributed, your remaining interest must be distributed within a certain time period. If distributions under an annuity option had already begun prior to your death, payments to the contingent annuitant or beneficiary must continue in accordance with the terms of that annuity option. Otherwise, distribution of the entire remaining interest generally must be made as periodic payments beginning no later than December 31 of the calendar year following your year of death, and continuing over a period based on the life expectancy of the designated beneficiary (or if there is no designated beneficiary and you die after your Required Beginning Date, over a period equal to your life expectancy as calculated immediately prior to your death). If your death occurs prior to your Required Beginning Date, the minimum distribution rules may also be satisfied by the distribution of your entire remaining interest by December 31 of the calendar year containing the fifth anniversary of your death.

Special rules apply where your spouse is your designated beneficiary.

If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.

Withholding

Certain distributions from Section 403(b) plans, which are not directly rolled over or transferred to another eligible retirement plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; or (b) distributions for a specified period of 10 years or more; (c) distributions required as minimum distributions; or (d) hardship distributions.

Death Benefits

In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.

Taxes on Prudential

VCA 2 is not considered a separate taxpayer for purposes of the Internal Revenue Code. The earnings of this account are taxed as part of the operations of Prudential. We do not currently charge you for federal income taxes paid by Prudential. We will review the question of a charge for our federal income taxes attributable to the Contract periodically. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contract.

Voting Rights

VCA 2 may call meetings of persons having voting rights, just like mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote.  Under some plans, the Contractholder has the right to vote.

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Meetings are not necessarily held every year. VCA 2 Participant meetings may be called to elect Committee Members, vote on amendments to the investment management agreement, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 2, a meeting to elect Committee Members must be held if less than a majority of the Members of a Committee have been elected by Participants/Contractholders.

As a VCA 2 Participant/Contractholder, you are entitled to the number of votes that equals the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 2, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential’s votes will be cast in the same proportion that the other Participants/Contractholders vote–for example, if 25% of the Participants/Contractholders who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.

Litigation

Litigation and Regulatory Proceedings

Prudential is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to Prudential and proceedings that are typical of the businesses in which Prudential operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

Prudential, along with a number of other insurance companies, received formal requests for information from the New York State Attorney General’s Office (NYAG), the Securities and Exchange Commission, the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. Prudential may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. Prudential is cooperating with these inquiries, and has had discussions with certain authorities, including the NYAG, in an effort to resolve the inquiries into this matter. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation, and two shareholder derivative actions, Gillespie v. Ryan and Kahn v. Agnew and the California Department of Banking and Insurance. Both derivative actions were dismissed without prejudice. In Gillespie, the plaintiff entered into a tolling agreement to permit a Special Evaluation Committee of Prudential Financial’s Board of Directors to investigate and evaluate his demand that Prudential Financial take action regarding these matters. The Committee’s investigation is in progress.

In April 2005, Prudential voluntarily commenced a review of its accounting for the reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to Prudential’s wind down and divested businesses and discontinued operations. Subsequent to commencing its voluntary review, Prudential received a formal request from the Connecticut Attorney General for information regarding Prudential’s participation in reinsurance transactions generally and a formal request from the Securities and Exchange Commission for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to Prudential’s property and casualty insurance operations that were sold in 2003. These examinations are ongoing and not yet complete and it is possible that Prudential may receive additional requests from regulators relating to reinsurance arrangements. Prudential intends to cooperate with all such requests.

In August 2000, plaintiffs filed a purported national class action in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint asserts claims for breach of the common duty to disclose material information, breach of the implied covenant of good faith and fair dealings, breach of fiduciary duty, unjust enrichment and fraudulent concealment and seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed this finding and dismissed the claims for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court and in November 2004, it held that, as to the named plaintiffs, the non-disclosure was material. In July 2005, the court certified a class of New Mexico only policyholders denying plaintiffs’ motion to include purchasers from 35 additional states. In September 2005, plaintiffs sought to amend the court’s order on class certification with respect to eight additional states In March 2006, the court denied plaintiffs’ request.

In November 1996, plaintiffs filed a purported class action lawsuit against Prudential, the Prudential Home Mortgage Company, Inc., and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of Prudential Home Mortgage. In February 1999, the court entered an order dismissing all counts without prejudice with leave to refile after limited discovery. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. Defendants filed a motion to dismiss that was denied in October 2001. In October 2002, plaintiffs’ motion for class certification was denied. Since that time, the court has permitted nine additional investors to intervene as plaintiffs. In August 2005, the court dismissed the New Jersey Securities Act and RICO claims and the negligent misrepresentation claim. Plaintiffs’ application for interlocutory appeal of this ruling was denied.

In August 1999, a Prudential employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against Prudential and its Board of Directors in connection with a group annuity contract entered into in 1989 between Prudential and the Prudential Retirement Plan. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, Prudential would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and Prudential filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. The court has not yet issued its decision.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including Prudential and related entities, who invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws, constitutes a fraudulent conveyance and that Prudential and related entities received prepayment of approximately  $125 million. In June 2005, a motion by all defendants to dismiss Enron’s complaint was denied. Defendants’ motion for leave to appeal is pending.

Shane v. Humana, et. al is a nationwide class action lawsuit brought on behalf of provider physicians and physician groups alleging that Prudential and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing physicians to enter into agreements with unfair and unreasonable terms. In September 2005, the United States District Court for the Southern District Florida entered a final order approving the settlement of these claims by Prudential, which provides for a payment to plaintiffs in the amount of $22 million. Two members of the plaintiff class have appealed. In February 2006, the Eleventh Circuit dismissed the appeals as premature. One appeal was subsequently reinstated and then withdrawn. The other appellant has asked the court to reinstate his appeal.

Stewart v. Prudential, et al. is a lawsuit brought in the Circuit Court of the First Judicial District of Hinds County, Mississippi by the beneficiaries of an alleged life insurance policy against Prudential and Pruco Life Insurance Company. The complaint alleges that the Prudential defendants acted in bad faith when they failed to pay a death benefit on an alleged contract of insurance that was never delivered. On February 15, 2006, the jury awarded the plaintiffs $1.4 million in compensatory damages and $35 million in punitive damages. Prudential plans to appeal the verdict.

Prudential’s litigation is subject to many uncertainties, and given its complexity and scope, its outcome cannot be predicted. It is possible that the results of operations or the cash flow of Prudential in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves, should not have a material adverse effect on Prudential’s financial position.

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Disclosure of Portfolio Holdings

A description of VCA-2’s policies and procedures with respect to the disclosure of VCA-2’s portfolio securities is described in VCA-2’s Statement of Additional Information.

Frequent Trading

VCA 2 is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors.  When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts.  This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt.  When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest.  In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.  Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading.  Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors.  PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price.  PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the VCA 2 Committee, have adopted policies and procedures designed to discourage or prevent frequent trading by investors.  The PI funds, including VCA 2, have implemented a trading policy that limits the number of times an investor may purchase and redeem his or her investment within a specified period of time (a “round-trip transaction”).  This trading policy is implemented by Prudential for Contracts under which Prudential provides the participant recordkeeping.  Prudential currently monitors for round-trip transactions within a 30-day period, which it considers to be frequent trading.  If Prudential detects transactions that it believes could be frequent or disruptive trading, it will send notices to the Contractholder and the Participant.  That notice advises that if such trading practices continue, Prudential reserves the right to limit the frequency of transfers, suspend the Participant’s privilege to use the Telephone Transfer System or take other appropriate action to restrict frequent or disruptive trading.  Prudential may modify its monitoring system and/or it definition of frequent trading at any time without notice.

The ability of the PI funds, including VCA 2, to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping.  In those cases, the Contractholder or a third party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants.  Therefore, Prudential cannot monitor investments by individual investors.

VCA 2 and the other PI funds reserve the right to reject all or a portion of a purchase order.  If a purchase order is rejected, the purchase amount will be returned to the Contractholder.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Prudential and VCA 2 to prevent such trading, there is no guarantee that Prudential or VCA 2 will be able to identify these

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investors or curtail their trading practices.  Therefore, it is possible that some VCA 2 investors could engage in frequent trading, and, if they do, the other VCA 2 investors would bear any harm caused by that frequent trading.  VCA 2 does not have any arrangements intended to permit trading in contravention of the policies described above.

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Additional Information

A registration statement under the Securities Act of 1933 has been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.

For further information, you may also contact Prudential’s office at the address or telephone number on the cover of this prospectus.

A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-800-458-6333.

Table of Contents – Statement of Additional Information

INVESTMENT MANAGEMENT AND ADMINISTRATION OF VCA 2	3
Additional Information About the Portfolio Manager	6
Fundamental investment restrictions adopted by VCA 2	7
Non-fundamental investment restrictions adopted by VCA 2	8
Investment restrictions imposed by state law	8
Additional information about financial futures contracts	9
Additional information about options	10
Forward foreign currency exchange contracts	13
Interest rate swap transactions	13
Loans of portfolio securities	14
Portfolio turnover rate	14
Portfolio brokerage and related practices	14
Custody of securities	15
THE VCA 2 COMMITTEE AND OFFICERS	15
PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES	23
DISCLOSURE OF PORTFOLIO HOLDINGS	34
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA—DIRECTORS	36
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA—PRINCIPAL OFFICERS	37
SALE OF GROUP VARIABLE ANNUITY CONTRACTS	37
FINANCIAL STATEMENTS	38
CONSOLIDATED FINANCIAL STATEMENTS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND SUBSIDIARIES	B-1

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Financial Highlights for VCA-2

Income and Capital Changes per Accumulation Unit*

(For an Accumulation Unit Outstanding Throughout the Period)

The following financial highlights for the one-year period ended December 31, 2005 have been audited by KPMG LLP, independent registered public accounting firm, whose unqualified report thereon appears in VCA 2’s Annual Report dated December 31, 2005. The financial highlights for the one-year period ended December 31 2004 were also audited by KPMG LLP. The condensed financial information for each of the years prior to and including the period ended December 31, 2003 has been audited by another independent registered public accounting firm, whose report thereon was also unqualified. The information set out below should be read together with the financial statements and related notes that also appear in VCA 2’s Annual Report which is available, at no charge, as described on the back cover of this prospectus.

	2005	2004	2003	2002	2001	2000	1999	1998	1997	1996
Investment Income	$.4098	$.4502	$.3116	$.2859	$.3621	$.4152	$.4596	$.3414	$.2633	$.2056

Expenses
Investment management fee	(.0380)	(.0331)	(.0269)	(.0268)	(.0320)	(.0321)	(.0316)	(.0325)	(.0284)	(.0215)
Assuming mortality and expense risks	(.1140)	(.0991)	(.0805)	(.0803)	(.0960)	(.0961)	(.0948)	(.0974)	(.0850)	(.0646)
Net Investment Income	.2578	.3180	.2042	.1788	.2341	.2870	.3332	.2115	.1499	.1195

Capital Changes
Net realized gain (loss) on investments	3.1463	1.5269	(.3489)	(2.4591)	(2.1868)	1.8450	1.3723	3.1604	4.7245	2.3368
Net change in unrealized appreciation (depreciation) of investments	2.3659	.7360	6.9421	(3.2340)	(.7809)	.0344	(1.4043)	(4.3161)	1.3843	1.7641
Net Increase (Decrease) in Accumulation Unit Value	5.7700	2.5809	6.7974	(5.5143)	(2.7336)	2.1664	.3012	(.9442)	6.2587	4.2204

Accumulation Unit Value
Beginning of year	28.5366	25.9557	19.1583	24.6726	27.4062	25.2398	24.9386	25.8828	19.6241	15.4037
End of year	$34.3066	$28.5366	$25.9557	$19.1583	$24.6726	$27.4062	$25.2398	$24.9386	$25.8828	$19.6241
Total Return**	20.22%	9.94%	35.48%	(22.35)%	(9.97)%	8.58%	1.21%	(3.65)%	31.89%	27.40%
Ratio of Expenses to Average Net Assets***	.50%	.50%	.50%	.50%	.50%	.50%	.50%	.50%	.50%	.50%
Ratio of Net Investment Income to Average Net Assets***	.84%	1.20%	.95%	.83%	.92%	1.12%	1.33%	.81%	.70%	.69%
Portfolio Turnover Rate .	51%	62%	62%	71%	80%	84%	81%	43%	47%	53%
Number of Accumulation Units Outstanding
For Participants at end of year (000 omitted)	12,012	12,923	13,830	14,636	15,271	16,372	20,424	26,278	28,643	30,548

*                   Calculated by accumulating the actual per unit amounts daily.

**            Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported.

***     These calculations exclude Prudential’s equity in VCA 2.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

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For More Information

Additional information about VCA 2 can be obtained upon request without charge and can be found in the following documents:

Statement of Additional Information (SAI)

(incorporated by reference into this prospectus)

Annual Report

(including a discussion of market conditions and strategies that significantly affected VCA 2’s performance during the previous year)

Semi-Annual Report

To obtain these documents or to ask any questions about VCA 2:

Call toll-free 1-800-458-6333

or

Write to The Prudential Variable Contract Account 2

c/o Prudential Retirement Services

30 Scranton Office Park

Scranton, PA 18507-1789

You can also obtain copies of VCA 2 documents from the Securities and Exchange Commission as follows:

By Mail:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-0102

(The SEC charges a fee to copy documents.)

In Person:

Public Reference Room

in Washington, DC

(For hours of operation, call 1(800) SEC-0330.)

Via the Internet:

http://www.sec.gov

SEC File No.

811-01612

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The Prudential Insurance Company of America Prudential Retirement Services 30 Scranton Office Park Scranton, PA 18507-1789	PRESORTED STANDARD U.S. POSTAGE PAID PRUDENTIAL

27

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

GROUP TAX-DEFERRED VARIABLE ANNUITY CONTRACTS

ISSUED THROUGH

THE PRUDENTIAL

VARIABLE CONTRACT ACCOUNT-2

These Contracts are designed for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in The Prudential Variable Contract Account-2, a separate account primarily invested in common stocks.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, dated May 1, 2006, which is available without charge upon written request to The Prudential Insurance Company of America, c/o Prudential Retirement Services, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789, or by telephoning 1-800-458–6333.

2

INVESTMENT MANAGEMENT AND

ADMINISTRATION OF

VCA 2

The Manager of VCA 2 is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. PI serves as manager to all of the other investment companies that, together with VCA 2, comprise the Prudential mutual funds. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $94.9 billion.

PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).

Pursuant to a Management Agreement with VCA 2 (the Management Agreement), PI, subject to the supervision of the VCA 2 Committee and in conformity with the stated policies of VCA 2, manages both the investment operations of VCA 2 and the composition of VCA 2’s portfolio, including the purchase, retention disposition and loan of securities and other assets. PI is obligated to keep certain books and records of the Account in connection therewith. PI has hired a subadviser to provide investment advisory services to VCA 2. PI also administers VCA 2’s corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank & Trust Company, VCA 2’s custodian (the Custodian). The management services of PI to VCA 2 are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.

During the term of this Agreement for VCA 2, PI bears the following expenses:

(a)  the salaries and expenses of all Committee members, officers, and employees of VCA 2, and PI,

(b)  all expenses incurred by PI in connection with managing the ordinary course of VCA 2’s business, other than those assumed by VCA 2 herein,

(c)  the costs and expenses payable to a Subadviser pursuant to a Subadvisory Agreement,

(d)  the registration of VCA 2 and its shares of capital stock for the offer or sale under federal and state securities laws,

(e)  the preparation, printing and distribution of prospectuses for VCA 2, and advertising and sales literature referring to VCA 2 for use and offering any security to the public,

(f)  the preparation and distribution of reports and acts of VCA 2 required by and under federal and state securities laws,

(g)  the legal and auditing services that may be required by VCA 2,

(h)  the conduct of annual and special meetings of persons having voting rights, and

(i)  the custodial and safekeeping services that may be required by VCA 2.

VCA 2 assumes and will pay the expenses described below:

(a)  brokers’ commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 2 in connection with its securities and futures transactions,

(b)  all taxes and corporate fees payable by VCA 2 to federal, state or other governmental agencies,

(c)  the cost of fidelity, Committee members’ and officers’ and errors and omissions insurance,

(d)  litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 2’s business, and

(e)  any expenses assumed by VCA 2 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the Investment Company Act.

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VCA 2 pays a fee to PI for the services performed and the facilities furnished by PI computed daily and payable monthly, at the rate of 0.125% annually of the average daily net assets of the Account. During 2005, 2004, and 2003 PI received, 489,466, $459,017 and $398,230, respectively, from VCA 2. The Management Agreement provides that the Manager shall not be liable to VCA 2 for any error of judgment by the Manager or for any loss sustained by VCA 2 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

The Management Agreement provides that it shall terminate automatically if assigned (as defined in the Investment Company Act), and that it may be terminated without penalty by either the Manager or VCA 2 (by the Committee Members or vote of a majority of the outstanding voting securities of VCA 2, as defined in the Investment Company Act) upon not more than 60 days’ nor less than 30 days’ written notice.

PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 2. Fee waivers and subsidies will increase VCA 2’s total return. These voluntary waivers may be terminated at any time without notice.

PI has entered into a Subadvisory Agreement with Jennison Associates LLC (Jennison). The Subadvisory Agreement provides that Jennison furnish investment advisory services in connection with the management of VCA 2. In connection therewith, Jennison is obligated to keep certain books and records of VCA 2. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison’s performance of those services. Pursuant to the Subadvisory Agreement, PI compensates Jennison at the rate of 0.125% of the Fund’s average daily net assets, which represents the entire management fee paid to PI. For 2005, 2004, and 2003 Jennison received 489,466, $459,017 and $398,230, respectively from PI for subadvisory fees.

The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by VCA 2, or Jennison, upon not less than 30 days’ nor more than 60 days’ written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

VCA 2 operates under a manager-of-managers structure. PI is authorized to select (with approval of the Committee’s independent members) one or more subadvisers to handle the actual day-to-day investment management of the Account. PI monitors each subadviser’s performance through quantitative and qualitative analysis and periodically reports to the Committee as to whether each subadviser’s agreement should be renewed, terminated or modified. It is possible that PI will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PI is also responsible for allocating

4

assets among the subadvisers if the Account has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the Account’s assets, and PI can change the allocations without Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.

The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits us to hire or amend subadvisory agreements, without shareholder approval, only with subadvisers that are not affiliated with Prudential.

The current order imposes the following conditions:

1.    PI will provide general management and administrative services to VCA 2 (the Account) including overall supervisory responsibility for the general management and investment of the Account’s securities portfolio, and, subject to review and approval by the Board, will (a) set the Account’s overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate the Account’s assets among its subadvisers in those cases where the Account has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with the Account’s investment objectives, policies, and restrictions.

2.    Before the Account may rely on the order, the operation of the Account in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.

3.    The Account will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in the Account’s subadvisory agreement. The Account will meet this condition by providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a change in a subadvisory agreement, this information statement will be provided to shareholders of the Account a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.

4.    The Account will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.

5.    No Committee member or officer of the Account or director or officer of PI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such Committee member director or officer) any interest in any subadviser except for (i) ownership of interests in PI or any entity that controls, is controlled by or is under common control with PI, or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.

6.    PI will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of the Account or PI other than by reason of serving a subadviser to the Account or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the Account.

7.    At all times, a majority of the members of the Committee will be persons each of whom is not an “interested person” of the Account as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.

8.    When a subadviser change is proposed with an Affiliated Subadviser, the Committee, including a majority of the Independent Members, will make a separate finding, reflected in the Committee’s minutes, that such change is in the best interests of the Account and its participants and does not involve a conflict of interest from which PI or the Affiliated subadviser derives an inappropriate advantage.

Prudential is responsible for the administrative and recordkeeping functions of VCA 2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants’ Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.

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A daily charge is made which is equal to an effective annual rate of 0.50% of the net asset value of VCA 2. One-half (0.25%) of this charge is for assuming expense risks; ¼ (0.125%) of this charge is for assuming mortality risks; and ¼ (0.125%) is for investment management services. During 2005, 2004, and 2003 Prudential received $1,430,805, $1,336,918, and $1,149,640 respectively, from VCA 2 for assuming mortality and expense risks. During 2005, 2004, and 2003 PI received $489,466, $459,017 and $398,230 respectively, for providing investment management services.

There is also an annual administration charge made against each Participant’s accumulation account in an amount which varies with each Contract but which is not more than $30 for any accounting year. During 2005, 2004, and 2003 Prudential collected $9,150, $10,155 and $11,216 respectively, from VCA 2 in those annual account charges.

A sales charge is also imposed on certain purchase payments made under a Contract on behalf of a Participant. The sales charges imposed on purchase payments to VCA 2 during 2005, 2004, and 2003, were $9,150, $10,155 and $11,216 respectively.

The VCA 2 Committee has adopted a Code of Ethics. In addition, PI, Jennison and PIMS have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by VCA 2. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when VCA 2 is making such investments. These Codes of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. These Codes of Ethics are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of these Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, by writing the Commission’s Public Reference Station Washington, D.C. 20549-0102.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

Set forth below is additional information concerning other accounts managed by David A. Kiefer, who serves as the Portfolio Manager for VCA 2.  Information is dated as of December 31, 2005.

Kiefer, David A.

	Number of Account*	Total Assets*

Registered Investment Companies	11	$10,284,666,000
Other Pooled Investment Vehicles	5	1,272,856,000
Other Accounts**	1	27,843,000
Total

*None of the accounts managed are subject to performance fees.

** Other Accounts excludes the assests and number of accounts in wrap fee programs that are managed using model portfolios and the assets of a non-discretionary institutional account managed using a model portfolio.

The structure of, and method(s) used by Jennison to determine Mr. Kiefer’s compensation is set forth below:

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with that of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals.

Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and are evaluated accordingly.

The following factors will be reviewed for Mr. Kiefer:

•      One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to pre-determined passive indices, such as the Russell 1000 Value Index and Standard & Poor's 500 Composite Stock Price Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

•      Historical and long-term business potential of the product strategies;

•      Qualitative factors such as teamwork and responsiveness; and

•      Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

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As of December 31, 2005, Mr. Kiefer owned no securities issued by VCA 2.  The general public may not invest in VCA-2.  Instead VCA-2 investments may be made only by participants under certain retirement arrangements.

Potential Conflicts of Interest:

In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tend to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, fees, expenses and cash flows.

In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts.  Currently, while no equity accounts under Jennison's management have performance fees, some accounts have higher fees than others. These differences may give rise to a potential conflict that a portfolio manager may allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2

In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 2 and may not be changed without the approval of a majority vote of persons having voting rights in respect of the Account.

Concentration in Particular Industries. VCA 2 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) with respect to 75% of VCA 2’s total assets, more than 5% of VCA 2’s total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (ii) 25% or more of VCA 2’s total assets (determined at the time of the investment) would be invested in a single industry.

Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 2 except that VCA 2 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).

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Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 2 except that VCA 2 may purchase and sell financial futures contracts and related options.

Loans. VCA 2 will not lend money, except that loans of up to 10% of the value of VCA 2’s total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidences of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 2 in accordance with its investment objectives and policies.

Borrowing. VCA 2 will not issue senior securities, borrow money or pledge its assets, except that VCA 2 may borrow from banks up to 33 1/3 percent of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 2 may pledge up to 33 1/3 percent of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.

Margin. VCA 2 will not purchase securities on margin (but VCA 2 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 2 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

Underwriting of Securities. VCA 2 will not underwrite the securities of other issuers, except where VCA 2 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 2 is permitted to make.

Control or Management of Other Companies. No securities of any company will be acquired for VCA 2 for the purpose of exercising control or management thereof.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 2

The VCA 2 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 2.

Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 2 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Provided, however, that VCA 2 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the United States Securities and Exchange Commission.

Short Sales. VCA 2 will not make short sales of securities or maintain a short position, except that VCA 2 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.

Restricted Securities. No more than 15% of the value of the net assets held in VCA 2 will be invested in securities (including repurchase agreements and non-negotiable time deposits maturing in more than seven days) that are subject to legal or contractual restrictions on resale or for which no readily available market exists.

INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW

In addition to the investment objectives, policies and restrictions that VCA 2 has adopted, the Account must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, the Account will comply, without the approval of Participants or others having voting rights in respect of the Account, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:

1.                    An Account may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.

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2.                    The stock of a corporation may not be purchased unless (i) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (ii) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.

3.                    Any common stock purchased must be (i) listed or admitted to trading on a securities exchange in the United States or Canada; or (ii) included in the National Association of Securities Dealers’ national price listings of “over-the-counter” securities; or (iii) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.

4.                    Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of an Account would be invested in the securities of such corporation.

The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 2 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that the Account will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of the Account.

Investment limitations may also arise under the insurance laws and regulations of the other states where the Contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolios of the Account.

ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS

As described in the Prospectus, VCA 2 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the Prospectus.

VCA 2 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.”

There are several risks associated with the use of futures contracts for hedging purposes. While VCA 2’s hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 2 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 2’s return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.

There can be no assurance that a liquid market will exist at a time when VCA 2 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 2 from liquidating an unfavorable position and VCA 2 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

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ADDITIONAL INFORMATION ABOUT OPTIONS

As described in the Prospectus, VCA 2 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the Prospectus.

In addition to those described in the Prospectus, options have other risks, primarily related to liquidity. A position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 2 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 2 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 2 as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.

The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 2 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 2 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 2 originally wrote the OTC option. There can be no assurance that VCA 2 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 2 may be unable to liquidate an OTC option.

Options on Equity Securities. VCA 2 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the National Association of Securities Dealers Automated Quotation System (NASDAQ), or that result from privately negotiated transactions with broker-dealers. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.

VCA 2 will write only “covered” options on stocks. A call option is covered if: (1) VCA 2 owns the security underlying the option; or (2) VCA 2 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 2 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: VCA 2 deposits and maintains with its custodian in a segregated account cash, U.S. government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 2 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

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VCA 2 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting a VCA 2 security from a decline in market value). The loss to VCA 2 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 2 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.

VCA 2 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.

VCA 2 may purchase call options for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks.

If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.

Options on Debt Securities. VCA 2 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.

VCA 2 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 2 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

VCA 2 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 2 will also segregate or deposit for the benefit of VCA 2’s broker cash or other liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 2’s use of straddles will be limited to 5% of VCA 2’s net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 2’s net assets at the time the straddle is written).

VCA 2 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 2 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 2 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 2 purchases a put option on an underlying security it owns.

VCA 2 may also purchase call options on debt securities for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.

VCA 2 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.

VCA 2 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.

Options on Stock Indices. VCA 2 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or OTC options. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

VCA 2 will write only “covered” options on stock indices. A call option is covered if VCA 2 follows the segregation requirements set forth in this paragraph. When VCA 2 writes a call option on a broadly based stock market index, it will segregate or put into escrow

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with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 2 has not written a stock call option and which has not been hedged by VCA 2 by the sale of stock index futures. When VCA 2 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 2’s holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 2 will so segregate, escrow, or pledge an amount in cash, U.S. government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 2 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 2’s obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

A call option is also covered if VCA 2 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

A put option is covered if: (1) VCA 2 holds in a segregated account cash, U.S. government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 2 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 2 in cash, U.S. government securities or other liquid unencumbered assets in a segregated account with its custodian.

VCA 2 may purchase put and call options on stock indices for hedging or investment purposes. VCA 2 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices.

VCA 2 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.

The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 2 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 2. Price movements in VCA 2’s equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 2 bears the risk that the price of the securities held by VCA 2 may not increase as much as the index. In such event, VCA 2 would bear a loss on the call which is not completely offset by movement in the price of VCA 2’s equity securities. It is also possible that the index may rise when VCA 2’s securities do not rise in value. If this occurred, VCA 2 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 2 has written a call, there is also a risk that the market may decline between the time VCA 2 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 2 is able to sell stocks in its portfolio. As with stock options, VCA 2 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 2 would be able to deliver the underlying securities in settlement, VCA 2 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with options in stock indices than with stock options.

There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 2 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 2 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer. Although VCA 2 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk

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entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

Options on Foreign Currencies. VCA 2 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 2’s successful use of options on foreign currencies depends upon the investment manager’s ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.

Options on Futures Contracts. VCA 2 may enter into certain transactions involving options on futures contracts. VCA 2 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 2 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.

Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 2 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 2 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 2.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 2 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates.

VCA 2 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 2 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

VCA 2’s successful use of forward contracts depends upon the investment manager’s ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.

INTEREST RATE SWAP TRANSACTIONS

VCA 2 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 2 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same — to increase or decrease exposure to long- or short-term interest rates. For example, VCA 2 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Account anticipates purchasing at a later date. VCA 2 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.

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The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager’s prediction of interest rate movements is incorrect, VCA 2’s total return will be less than if the Account had not used swaps. In addition, if the counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that VCA 2 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

LOANS OF PORTFOLIO SECURITIES

VCA 2 may from time to time lend its portfolio securities to broker-dealers, qualified banks and certain institutional investors provided that such loans are made pursuant to written agreements and are continuously secured by collateral in the form of cash, U.S. Government securities or irrevocable standby letters of credit in an amount equal to at least the market value at all times of the loaned securities. During the time portfolio securities are on loan, VCA 2 continues to receive the interest and dividends, or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. The right to terminate the loan is given to either party subject to appropriate notice. Upon termination of the loan, the borrower returns to the lender securities identical to the loaned securities. VCA 2 does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The primary risk in lending securities is that the borrower may become insolvent on a day on which the loaned security is rapidly advancing in price. In such event, if the borrower fails to return the loaned securities, the existing collateral might be insufficient to purchase back the full amount of stock loaned, and the borrower would be unable to furnish additional collateral. The borrower would be liable for any shortage but VCA 2 would be an unsecured creditor as to such shortage and might not be able to recover all or any of it. However, this risk may be minimized by a careful selection of borrowers and securities to be lent.

VCA 2 will not lend its portfolio securities to entities affiliated with Prudential, including Wachovia Securities. This will not affect VCA 2’s ability to maximize its securities lending opportunities.

PORTFOLIO TURNOVER RATE

VCA 2 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases or sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 2 seeks long term growth of capital rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. The rate of portfolio activity will normally affect the brokerage expenses of VCA 2. The annual portfolio turnover rate was 51%, in 2005, 62% in 2004, & 62% in 2003.

PORTFOLIO BROKERAGE AND RELATED PRACTICES

VCA 2 has adopted a policy pursuant to which VCA 2 and its manager, subadvisers, and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 2 shares by directing brokerage transactions to that broker.  VCA 2 has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits VCA 2, the Manager, and the subadvisers to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 2 and is not influenced by considerations about the sale of VCA 2 shares.

In connection with decisions to buy and sell securities for VCA 2, brokers and dealers to effect the transactions must be selected and brokerage commissions, if any, negotiated. Transactions on a stock exchange in equity securities will be executed primarily through brokers that will receive a commission paid by VCA 2. Fixed income securities, on the other hand, as well as equity securities traded in the over-the-counter market, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Certain of these securities may also be purchased directly from an issuer, in which case neither commissions nor discounts are paid.

In placing orders of securities transactions, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher commission than would otherwise be necessary for a particular transaction may be paid when to do so would appear to further the goal of obtaining the best available execution.

In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PI and Jennison review the allocation among brokers of orders for equity securities and the commissions that were paid.

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When selecting a broker or dealer in connection with a transaction for VCA 2, consideration is given to whether the broker or dealer has furnished Jennison with certain services, provided this does not jeopardize the objective of obtaining the best price and execution. These services, which include statistical and economic data and research reports on particular companies and industries, are services that brokerage houses customarily provide to institutional investors. Jennison uses these services in connection with all of its investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA 2 may be used in connection with the execution of transactions for other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or service may be used in connection with investment management for VCA 2. Although Prudential’s present policy is not to permit higher commissions to be paid for transactions for VCA 2 in order to secure research and statistical services from brokers or dealers, Prudential might in the future authorize the payment of higher commissions, but only with the prior concurrence of the VCA 2 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all of the services that the broker or dealer provides.

When investment opportunities arise that may be appropriate for more than one entity for which Prudential serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity’s investment objectives and its current cash and investment positions. Because the various entities for which Prudential acts as investment manager or adviser have different investment objectives and positions, from time to time a particular security may be purchased for one or more such entities while, at the same time, such security may be sold for another.

An affiliated broker may be employed to execute brokerage transactions on behalf of VCA 2 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During 2005 and 2004 and 2003, $0, $0, and $0, respectively, was paid to Prudential Securities Incorporated and/or Wachovia Securities LLC, affiliated brokers. VCA 2 may not engage in any transactions in which Prudential or its affiliates, including Prudential Securities Incorporated, acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.

PI and Jennison may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA 2.

During the calendar year 2005, approximately $587,000 was paid to various brokers in connection with securities transactions for VCA 2.  During the calendar year 2004, approximately $624,000 was paid to various brokers in connection with securities transactions for VCA 2.  During the calendar year 2003, approximately $457,000 was paid to various brokers in connection with securities transactions for VCA 2.

CUSTODY OF SECURITIES

State Street Bank & Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 2’s assets and maintains certain books and records in connection therewith.

THE VCA 2 COMMITTEE AND OFFICERS

MANAGEMENT OF VCA 2

VCA 2 is managed by The Prudential Variable Contract Account 2 Committee (the VCA 2 Committee). The members of the VCA 2 Committee are elected by the persons having voting rights in respect of the VCA 2 Account. The affairs of the VCA 2 Account are conducted in accordance with the Rules and Regulations of the Account.

Information pertaining to the Committee Members of VCA 2 is set forth below. Committee Members who are not deemed to be “interested persons” of VCA 2 as defined in the 1940 Act, as amended (the Investment Company Act) are referred to as “Independent Committee Members.” Committee Members who are deemed to be “interested persons” of VCA 2 are referred to as “Interested Committee Members.” “Fund Complex” consists of VCA 2 and any other investment companies managed by PI.

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Independent Committee Members

Name, Address** and Age	Position With VCA 2	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Committee Member†	Other Directorships Held by the Committee Member****
Saul K. Fenster, Ph.D. Age: 73	Committee Member	Since 1985

Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation, formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

				74	Member (since 2000), Board of Directors of IDT Corporation.

W. Scott McDonald, Jr. Age: 68	Chairman and Committee Member	Since 1985	Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.	74

Joseph Weber, Ph.D. Age: 82	Committee Member	Since 1985	Vice President, Finance (retired), Interclass (international corporate learning) since 1991; formerly President, The Alliance for Learning; retired Vice President, Member of the Board of Directors and Members of the Executive and Operating Committees, Hoffmann-LaRoche Inc; retired member, Board of Overseers, New Jersey Institute of Technology. Trustee and Vice Chairman Emeritus, Fairleigh Dickinson University.	1

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David E.A. Carson Age: 71	Committee Member	Since 2004	Formerly Director (January 2000 – May 2000), Chairman (January 1999 – December 1999), Chairman and Chief Executive Officer (January 1998 – December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983 – 1997).	92

Information pertaining to the Officers of VCA 2 is set forth below.

Officers

Name,Address**, and Age	Position with VCA 2	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Judy A. Rice Age: 58	President	Since 2003

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; Director (since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute

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Name,Address**, and Age	Position with VCA 2	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Robert F. Gunia Age: 59	Vice President	Since 2003

Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC

Deborah A. Docs Age; 48	Secretary	Since 2005

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Jonathan D. Shain Age: 47	Assistant Secretary	Since 2005

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

John P. Schwartz Age: 34	Assistant Secretary	Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005);Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Claudia DiGiacomo Age: 31	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Kathryn L. Quirk Age: 53	Chief Legal Officer	Since 2005

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

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Name,Address**, and Age	Position with VCA 2	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
Helene Gurian Age: 52	Acting Anti-Money Laundering Compliance Officer	Since 2005

Vice President, Prudential (since July 1997). Vice President, Compliance (July 1997-January 2001); Vice President, Compliance and Risk Officer, Retail Distribution (January 2001- May 2002); Vice President, Corporate Investigations (May 2002-date) responsible for supervision of Prudential’s fraud investigations, anti-money laundering program and high technology investigation unit.

Lee D. Augsburger Age: 46	Chief Compliance Officer	Since 2004

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres Age: 46	Treasurer and Principal Financial and Accounting Officer	Since 1997

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

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Name,Address**, and Age	Position with VCA 2	Term of Office*** and Length of Time Served	Principal Occupations During Past 5 Years
M. Sadiq Peshimam Age: 42	Assistant Treasurer	Since 2006	Vice President (since 2005) and Director (since 2000) within Prudential Mutual Fund Administration.

Jack Benintende Age: 41	Assistant Treasurer	Since 2006

Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly Senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000)

**                        Unless otherwise noted, the address of the Committee Members and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

***                 There is no set term of office for Committee Members and Officers. The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The Committee has adopted an exemption permitting Mr. Weber to serve until election of new committee members for which a proxy statement has been filed.  The table shows how long they have served as Committee Member and/or Officer.

****           This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

†                                 Includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the JennisonDryden Funds, Strategic Partners Funds, The Target Portfolio Trust, The Prudential Series Fund, American Skandia Trust, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Prudential’s Gibralter Fund, Inc. and Nicholas - Applegate Fund, Inc.

Committee Members are also trustees, directors and officers of some or all of the other investment companies advised by VCA 2’s Manager and distributed by PIMS.

The Independent Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75. The Committee has adopted an exception permitting Mr. Weber to serve until election of new committee members for which a proxy statement has been filed.

Pursuant to the Management Agreement with VCA 2, the Manager pays all compensation of officers and employees of VCA 2 as well as the fees and expenses of all Committee Members.

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Standing Subcommittees

The VCA 2 Committee has established two standing committees in connection with governance of VCA 2—Audit, and Nominating and Governance:

Audit Committee.  The Audit Committee consists of all of the Committee Members. The responsibilities of the Audit Committee are to assist the VCA 2 Committee in overseeing VCA 2’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to each Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to VCA 2. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to VCA 2, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund.  The scope of the Audit Committee’s responsibility is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firms’ responsibility to plan and carry out a proper audit. The independent registered public accounting firm is responsible to the VCA 2 Committee and the Audit Committee. The Audit Committee met 2 times during the fiscal year ended December 31, 2005.

Nominating and Governance Committee.  The Nominating and Governance Committee consists of all of the Committee Members.  The Nominating and Governance Committee is responsible for nominating Committee Members and making recommendations to the VCA 2 Committee concerning Committee composition, committee structure and governance, Committee Member education, and governance practices.  The members of the Nominating and Governance Committee are Mr. Fenster (Chair), Mr. McDonald, Mr. Weber, and Mr. Carson.  The VCA 2 Committee has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the Investment Company Act of 1940.  The Nominating and Governance Committee did not meet during the fiscal year ended December 31, 2005.

Selection of Committee Member Nominees:  The Nominating and Governance Committee is responsible for considering Committee Member nominees at such times as it considers electing new Members to the VCA 2 Committee.  The Nominating and Governance Committee may consider recommendations by business and personal contacts of current VCA 2 Committee Members and by executive search firms which the VCA 2 Committee may engage from time to time and will also consider shareholder recommendations.  The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a Committee Member nominee.  In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual is would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the VCA 2 Committee.  There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for Committee Member based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the VCA 2 Committee (Mr. McDonald) or the Chair of the Nominating and Governance Committee (Mr. Fenster), in either case c/o The Prudential Variable Contract Account 2., P.O. Box 13964, Philadelphia, PA 19176.  At a minimum, the recommendation should include:

•                  the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•                  a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•                  any other information that VCA 2 would be required to include in a proxy statement concerning the person if he or she was nominated;

•                  the name and address of the person submitting the recommendation, together with the number of accumulation units of VCA 2  held by such person and the period for which the shares have been held.

•                  the name and address of the person submitting the recommendation, together with the number of accumulation units of VCA 2  held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940.  In addition, certain

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other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual as a Committee Member, Committee members and other members of the VCA 2 Committee customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Committee Member of a registered investment company.

Shareholder Communications with Members of the VCA 2 Committee:  Shareholders of VCA 2 can communicate directly with the VCA 2 Committee by writing to the Chair of the VCA 2 Committee, c/o The Prudential Variable Contract Account 2, P.O. Box 13964, Philadelphia, PA 19176.  Shareholders can communicate directly with an individual Committee Member by writing to that Committee Member at P.O. Box 13964, Philadelphia, PA 19176.  Such communications to the VCA 2 Committee or individual Committee Members are not screened before being delivered to the addressee.

Committee Member Compensation

Prudential pays each of the Independent Committee Members who is not an affiliated person of the Manager or the Subadviser annual compensation in addition to certain out-of-pocket expenses. Committee Members who serve on the Audit or Nominating committees may receive additional compensation. The amount of compensation paid to each Independent Committee Member may change as result of the creation of additional funds upon whose Boards the Committee Members may be asked to serve.

Independent Committee Members may defer receipt of their fees pursuant to a deferred fee agreement. Under the terms of such agreement, Prudential accrues daily the amount of fees which accrues interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Prudential’s obligation to make payments of deferred fees, together with interest thereon, is a general obligation of Prudential.

VCA 2 has no retirement or pension plan for its Committee Members.

The following tables sets forth the aggregate compensation paid with respect to VCA 2 for the fiscal year ended December 31, 2005 to the Independent Committee Members. The table also shows aggregate compensation paid to those Committee Members for service on the VCA 2 Committee and the Board of any other investment companies managed by PI (the Fund Complex), for the calendar year ended December 31, 2005.

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Compensation Table

Name and Position(1)	Aggregate Compensation From VCA–2**	Pension Or Retirement Benefits Accrued As Part of VCA 2 Expenses	Total 2005 Compensation From VCA 2 and Fund Complex Paid to Directors
Saul K. Fenster, Ph.D.—Member	None	None	$185,000	(4/71	*)
Joseph Weber, Ph.D—Member	None	None	$5,000	(1/1	*)
W. Scott McDonald, Jr.—Member	None	None	$190,000	(4/71	*)
David E.A. Carson—Member	None	None	$190,000	(37/86	*)

(1)                         Interested Committee Members do not receive compensation from VCA 2 or any fund in the Fund Complex.

*                                Indicates number of funds/portfolios in Fund Complex (including VCA 2) to which aggregate compensation relates

**                         Prudential pays any Committee Member fees due on behalf of VCA 2.

The following table sets forth the dollar range of VCA 2 securities held by each Committee Member as of December 31, 2005.The general public may not invest in VCA-2.  Instead VCA-2 investments may be made only by participants under certain retirement arrangements. The table also includes the aggregate dollar range of securities held by each Committee Member in all funds in the Fund Complex overseen by that Committee Member as of December 31, 2005.

Committee Member Share Ownership Table

Name of Member	Dollar Range of Securities in VCA 2	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen By Member in Family of Investment Companies

Saul K. Fenster, Ph.D	—	Over $100,000
Joseph Weber	—	—
W. Scott McDonald, Jr	—	Over $100,000
David E.A. Carson	—	Over $100,000

The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Committee Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 2 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 2 as of December 31, 2005.

Name of Member	Name of Owners and Relationships to Member	Company	Title of Class	Value of Securities	Percent of Class

Saul K. Fenster, Ph.D	—	—	—	—	—
Joseph Weber	—	—	—	—	—
W. Scott McDonald, Jr.	—	—	—	—	—
David E.A. Carson	—	—	—	—	—

PROXY VOTING POLICIES AND RECORDKEEPING PROCEDURES

The VCA 2 Committee has delegated to VCA 2’s investment manager, PI, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to VCA 2.  VCA 2 authorizes the Manager to delegate, in whole or in part, its proxy voting authority

23

to its investment advisers (subadvisers) or third party vendors, consistent with the policies set forth below.  The proxy voting process shall remain subject to the supervision of the VCA 2 Committee, including any Committee thereof established for that purpose.

The Manager and the VCA 2 Committee view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for VCA 2.  Consistent with this goal, the VCA 2 Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management.  The Manager and the VCA 2 Committee maintain a policy of seeking to protect the best interests of the Fund should a proxy issue potentially implicate a conflict of interest between VCA 2 and the Manager or its affiliates.

The Manager delegates to VCA 2’s subadviser the responsibility for voting proxies.  The subadviser is expected to identify and seek to obtain the optimal benefit for VCA 2, and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of VCA 2 and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of VCA 2 and the interests of the subadviser or its affiliates.  The Manager expects that the subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved.  In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the Securities and Exchange Commission.

Information regarding how VCA 2 voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the Internet at www.irrc.com/prudential and on the Commission’s website at www.sec.gov.

A summary of the voting policy of the subadviser to VCA 2, Jennison Associates LLC, is set forth below:

JENNISON PROXY VOTING POLICY SUMMARY

Jennison actively manages publicly traded equity securities and fixed income securities.  It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client.  Secondary consideration may be given to the public and social value of each issue.  For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time.  Any proxy vote that may represent a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings.  However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy.  As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting.  Our policy is to not vote these types of proxies when the cost far outweighs the benefit of voting, as in share blocking.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

24

DISCLOSURE OF PORTFOLIO HOLDINGS

VCA-2’s portfolio holdings are made public, as required by law, in VCA-2’s annual and semi-annual reports.  These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period.  In addition, as required by law, VCA-2’s portfolio holdings as of its first and third fiscal quarter ends are reported to the SEC within 60 days after the end of VCA-2’s first and third fiscal quarters.

When authorized by VCA-2’s Chief Compliance Officer and an officer of VCA-2, portfolio holdings information may be disseminated more frequently or at different periods than those described above to intermediaries that distribute VCA-2’s shares, third-party providers of auditing, custody, proxy voting and other services for VCA-2, rating and ranking organizations, and certain affiliated persons of VCA-2, as described below.  The procedures used to determine eligibility are set forth below:

Procedures for Release of Portfolio Holdings Information:

1.               A request for release of VCA-2’s holdings shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund(s), the terms of such release and frequency (e.g., level of detail staleness).  Such request shall address whether there are any conflicts of interest between VCA-2 and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of VCA-2.

2.               The request shall be forwarded to the Chief Compliance Officer of VCA-2, or his delegate, for review and approval.

3.               A confidentiality agreement in the form approved by an officer of VCA-2 must be executed with the recipient of the holdings information.

4.               An officer of VCA-2 shall approve the release agreement.  Copies of the release and agreement shall be sent to PI’s law department.

5.               Written notification of the approval shall be sent by such officer to PI’s Fund Administration Department to arrange the release of holdings information.

6.               PI’s Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks.

As of the date of this Statement of Additional Information, VCA-2 will provide:

1.               Traditional External Recipients / Vendors

•                  Full holdings on a daily basis to Investor Responsibility Research Center (IRRC), Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.

•                  Full holdings on a daily basis to VCA-2’s subadviser, custodian, sub-custodian (if any) and Accounting Agents at the end of each day.

•                  Full holdings to VCA-2’s independent registered public accounting firm as soon as practicable following VCA-2’s fiscal year-end or on an as-needed basis.

•                  Full holdings to financial printers as soon as practicable following the end of VCA-2’s quarterly, semi and annual period-ends.

2.               Analytical Service Providers

•                  All VCA-2 trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund’s fiscal quarter-end.

•                  Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.

•                  Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes).  Such arrangements will be monitored on an ongoing basis and will be reviewed by VCA-2’s Chief Compliance Officer and PI’s Law Department on an annual basis.

In addition, certain authorized employees of PI receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions.  All PI employees are subject to the requirements of the personal securities trading policy of Prudential Financial, Inc., which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.

25

The Committee of VCA-2 has approved PI’s Policy for the Dissemination of Portfolio Holdings.  The Committee shall, on a quarterly basis, receive a report from PI detailing the recipients of the portfolio holdings information and the reason for such disclosure.  The Committee has delegated oversight of VCA-2’s disclosure of portfolio holdings to the Chief Compliance Officer.

Arrangements pursuant to which VCA-2 discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.

There can be no assurance that VCA-2’s policies and procedures on portfolio holdings information will protect VCA-2 from the potential misuse of such information by individuals or entities that come into possession of the information.

26

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

DIRECTORS AND SENIOR OFFICERS

Arthur F. Ryan, age 63, was elected Chairman of the Board, Chief Executive Officer and President of Prudential Insurance in December 1994. From 1972 until he joined Prudential Insurance, Mr. Ryan was with Chase Manhattan Bank, serving in various executive positions including President and Chief Operating Officer from 1990 to 1994. Other directorships include:  Regeneron Pharmaceuticals, Inc.

Vivian L. Banta, age 55, was elected and has served as Chief Executive Officer, Insurance Division of Prudential Insurance since August 2002. She served as Executive Vice President from March 2000 to August 2002 and Senior Vice President from January 2000 to March 2000. Prior to joining Prudential Insurance, she was an independent consultant from 1998 to 1999 and served as Executive Vice President, Global Investor Services, Group Executive for Chase Manhattan Bank from 1987 to 1997.

Mark B. Grier, age 53, was elected and served as Vice Chairman, Financial Management of Prudential Insurance since August 2002. Since May 1995, he has variously served as Chief Financial Officer, Executive Vice President, Corporate Governance and Executive Vice President, Financial Management, and Vice Chairman, Financial Management, the position he holds at this time. Prior to joining Prudential Insurance, Mr. Grier was an executive with Chase Manhattan Corporation.

Robert Charles Golden, age 59, was elected and has served as Executive Vice President of Prudential Insurance since June 1997. Previously, he served as Executive Vice President and Chief Administrative Officer for Prudential Securities.

Richard J. Carbone, age 58, was elected and has served as Chief Financial Officer and Senior Vice President of Prudential Insurance since July 1997. Prior to that, he served as the Global Controller and a Managing Director of Salomon, Inc. from July 1995 to June 1997, and Controller of Bankers Trust New York Corporation and a Managing Director and Controller of Bankers Trust Company from April 1988 to March 1993. From March 1993 to July 1995, he served as a Managing Director and Chief Administrative Officer of the Private Client Group at Bankers Trust Company.

Susan L. Blount, age 48, was elected Senior Vice President and General Counsel of Prudential Insurance in May 2005. Ms. Blount has been with Prudential since 1985, serving in various supervisory positions since 2002 including, Vice President and Chief Investment Counsel and Vice President and Enterprise Finance Counsel. She served as Vice President, Secretary and Associate General Counsel from 2000 to 2002 and Vice President and Secretary from 1995 to 2000.

Sharon C. Taylor, age 51, was elected and has served as Senior Vice President of Prudential Insurance since June 2002. Ms. Taylor has been with Prudential Insurance since 1976, serving in various human resources management positions, including Vice President of Human Resources Communities of Practice from 2000 to 2002; Vice President, Human Resources & Ethics Officer, Individual Financial Services, from 1998 to 2000; Vice President, Staffing and Employee Relations from 1996 to 1998; Management Internal Control Officer from 1994 to 1996; and Vice President, Human Resources and Administration from 1993 to 1994.

Frederic K. Becker, age 70, has been a Director of Prudential Insurance since 1994. He is Chairman of the Audit Committee and a member of the Executive Committee. He has served as President of the law firm of Wilentz Goldman & Spitzer, P.C. since 1989 and has practiced law with that firm since 1960.

Gordon W. Bethune, age 64, has been a Director of Prudential Insurance since February 2005. He is a member of the Corporate Governance and Business Ethics Committee and the Compensation Committee. Since March 2006 he has served as the interim Chairman of the Travel Distribution Services Division of Cendant Corporation. Mr. Bethune joined Continental Airlines, Inc. (international commercial airline company) in February 1994 as President and Chief Operating Officer. He was elected President and Chief Executive Officer in November 1994 and Chairman of the Board and Chief Executive Officer in 1996. Mr. Bethune retired from Continental on December 31, 2004. From 1988 to 1994, Mr. Bethune served as vice president and general manager of various divisions of The Boeing Company. Other directorships include: Honeywell International, Inc., Willis Holdings Group, Ltd. and Sprint Corporation.

Gaston Caperton, age 66, has been a Director of Prudential Insurance since June 2004. He is a member of the Finance & Dividends Committee and the Investment Committee. He has served as the President of the College Board (non-profit membership association of schools, colleges, universities and other educational organizations) since 1999. He was the founder of and executive director of Columbia University’s Institute on Education & Government at Teachers College from 1997 to 1999 and a fellow at Harvard University’s John F. Kennedy Institute of Politics from 1996 to 1997. Mr. Caperton served as the Governor of West Virginia from 1988 to 1996. Other directorships include: United Bankshares, Inc. and Owens Corning.

Gilbert F. Casellas, age 53, has been a Director of Prudential Insurance since 1998. He is a member of the Audit Committee. He has served as Of Counsel for the law firm of Mintz Levin Cohn Ferris Glovsky & Pompeo PC since June 2005. He served as is President of Casellas & Associates, L.L.C., a consulting firm from 2001 to 2005. During 2001, he served as President and Chief Executive Officer of Q-linx, Inc. (software development). He served as the President and Chief Operating Officer of The Swarthmore Group, Inc. (investment company) from January 1999 to December 2000. Mr. Casellas was a partner in the law firm of McConnell Valdes LLP from 1998 to 1999; Chairman, U.S. Equal Employment Opportunity Commission from 1994 to 1998; and General Counsel, U.S. Department of the Air Force from 1993 to 1994.

James G. Cullen, age 63, has been a Director of Prudential Insurance since 1994. He is a Chairman of the Compensation Committee and a member of the Audit Committee and Executive Committee. He served as the President and Chief Operating Officer of Bell Atlantic Corporation (global telecommunications) from December 1998 until his retirement in June 2000. Mr. Cullen was the President and Chief Executive Officer, Telecom Group, Bell Atlantic Corporation from 1997 to 1998; Vice Chairman of Bell Atlantic Corporation from 1995 to 1997; and President of Bell Atlantic Corporation from 1993 to 1995. Other directorships include Johnson & Johnson, Agilent Technologies, Inc and NeuStar, Inc.

William H. Gray III, age 64, has been a Director of Prudential Insurance since 1991. He is Chairman of the Corporate Governance and Business Ethics Committee and a member of the Executive Committee. He served as President and Chief Executive Officer of The College Fund/UNCF (philanthropic foundation) from 1991 until his retirement in 2004. Mr. Gray was a member of the U.S. House of Representatives from 1979 to 1991. Other directorships include JP Morgan Chase & Co., Dell Inc., Pfizer, Inc. and Visteon Corporation.

Jon F. Hanson, age 69, has been as a Director of Prudential Insurance since 1991. He is Chairman of the Investment Committee, Chairman of the Finance & Dividends Committee and Chairman of the Executive Committee. He has served as Chairman of The Hampshire Companies (real estate investment and property management) since 1976. Mr. Hanson served as the Chairman and Commissioner of the New Jersey Sports and Exposition Authority from 1982 to 1994. Other directorships include CD&L, Inc., HealthSouth Corporation and Pascack Community Bank.

Constance J. Horner, age 64, has been a Director of Prudential Insurance since 1994. She is member of the Compensation Committee and the Corporate Governance and Business Ethic Committee. She served as a Guest Scholar at The Brookings Institution (non-partisan research institute) from 1993 to 2005, after serving as Assistant to the President of the United States and Director, Presidential Personnel from 1991 to 1993; Deputy Secretary, U.S. Department of Health and Human Services from 1989 to 1991; and Director, U.S. Office of Personnel Management from 1985 to 1989. Ms. Horner was a Commissioner, U.S. Commission on Civil Rights from 1993 to 1998 and taught at Princeton University in 1994 and Johns Hopkins University in 1995. Other directorships include Ingersoll-Rand Company Ltd. and Pfizer, Inc.

Karl J. Krapek, age 57, has been a Director of Prudential Insurance since January 2004. He is a member of the Finance & Dividends Committee and the Investment Committee. He served as the President and Chief Operating Officer of United Technologies Corporation (global technology) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at United Technologies Corporation, which he joined in 1982. Other directorships include: The Connecticut Bank & Trust Co., Lucent Technologies, Inc. Visteon Corporation and Delta Air Lines, Inc.

James A. Unruh, age 64, has been a Director of Prudential Insurance since 1996. He is a member of the Audit Committee. He became a founding member of Alerion Capital Group, LLC (private equity investment group) in 1998. Mr. Unruh was with Unisys Corporation (information technology services, hardware and software) from 1987 to 1997, serving as its Chairman and Chief Executive Officer from 1990 to 1997. He has also held various executive positions involving financial management responsibility, including serving as Senior Vice President, Finance, at Burroughs Corporation from 1982 to 1987. Other directorships include: CSG Systems International, Inc., Qwest Communications International, Inc. and Tenet Healthcare, Inc.

27

SALE OF GROUP VARIABLE ANNUITY CONTRACTS

Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable. During 2005, 2004, & 2003 Prudential received $27,105, $10,155, and $11,216, respectively, as sales charges in connection with the sale of these contracts. Prudential credited $101,858, $107,622, and $79,839, respectively to other broker-dealers in connection with such sales.

28

FINANCIAL STATEMENTS

VCA 2’s financial statements for the fiscal year ended December 31, 2005, incorporated into this SAI by reference to VCA 2’s 2005 annual report (File No. 2-28136), have been so incorporated in reliance on the report of KPMG LLP, independent registered public accounting firm. You may obtain a copy of VCA 2’s annual report at no charge by request to VCA 2 by calling 1-800-458-6333, or by writing to VCA 2 at 30 Scranton Office Park, Scranton, PA 18057-1789.

Financial statements for The Prudential Insurance Company of America as of December 31, 2005 are included in this Statement of Additional Information, beginning on the next page.

29

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Financial Position

December 31, 2005 and 2004 (in millions)

	2005	2004
ASSETS
Fixed maturities, available for sale, at fair value (amortized cost: 2005—$110,585; 2004—$103,681)	$115,360	$111,039
Trading account assets supporting insurance liabilities, at fair value	12,760	12,079
Other trading account assets, at fair value	1,056	907
Equity securities, available for sale, at fair value (cost: 2005—$2,574; 2004—$2,130)	3,032	2,683
Commercial loans	20,761	20,842
Policy loans	7,227	7,196
Other long-term investments	3,575	3,552
Short-term investments and other	3,320	3,712

Total investments	167,091	162,010

Cash and cash equivalents	5,331	5,049
Accrued investment income	1,657	1,649
Reinsurance recoverables	4,099	33,305
Deferred policy acquisition costs	5,462	5,035
Other assets	7,058	6,670
Due from parent and affiliates	3,024	2,553
Separate account assets	127,707	88,558

TOTAL ASSETS	$321,429	$304,829

LIABILITIES AND STOCKHOLDER’S EQUITY
LIABILITIES
Future policy benefits	$71,731	$70,693
Policyholders’ account balances	61,322	59,436
Policyholders’ dividends	3,906	4,336
Reinsurance payables	3,666	32,564
Securities sold under agreements to repurchase	12,270	8,674
Cash collateral for loaned securities	5,352	6,227
Income taxes payable	1,785	2,664
Short-term debt	6,948	2,275
Long-term debt	2,751	2,646
Other liabilities	5,253	7,850
Due to parent and affiliates	1,039	306
Separate account liabilities	127,707	88,558

Total liabilities	303,730	286,229

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 20)

STOCKHOLDER’S EQUITY
Common Stock ($5.00 par value; 500,000 shares authorized, issued and outstanding at December 31, 2005 and 2004)	2	2
Additional paid-in capital	14,607	14,604
Deferred compensation	—	(29)
Accumulated other comprehensive income	605	1,608
Retained earnings	2,485	2,415

Total stockholder’s equity	17,699	18,600

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$321,429	$304,829

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Operations

Years Ended December 31, 2005, 2004 and 2003 (in millions)

	2005	2004	2003
REVENUES
Premiums	$8,134	$7,364	$7,124
Policy charges and fee income	1,802	1,730	1,520
Net investment income	8,899	8,231	7,521
Realized investment gains, net	797	984	480
Other income	526	641	634

Total revenues	20,158	18,950	17,279

BENEFITS AND EXPENSES
Policyholders’ benefits	9,412	8,688	8,708
Interest credited to policyholders’ account balances	2,275	2,098	1,744
Dividends to policyholders	2,682	2,386	2,474
General and administrative expenses	3,325	3,042	2,757

Total benefits and expenses	17,694	16,214	15,683

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND CUMULATIVE EFFECT OF ACCOUNTING CHANGE	2,464	2,736	1,596

Income taxes:
Current	(96)	514	396
Deferred	254	281	31

Total income tax expense	158	795	427

INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	2,306	1,941	1,169

Income from discontinued operations, net of taxes	14	7	7
Cumulative effect of accounting change, net of taxes	—	(52)	—

NET INCOME	$2,320	$1,896	$1,176

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Stockholder’s Equity

Years Ended December 31, 2005, 2004 and 2003 (in millions)

	Accumulated Other Comprehensive Income (Loss)
								Total
						Net		Accumulated
					Foreign	Unrealized		Other
		Additional	Retained		Currency	Investment	Pension	Comprehensive	Total
	Common	Paid-in	Earnings	Deferred	Translation	Gains	LiabilityC	Income	Stockholder's
	Stock	Capital	(Deficit)	Compensation	Adjustments	(Losses) (1)	Adjustment	(Loss)	Equity

Balance, December 31, 2002	$2	$14,583	$(57)	$—	$7	$2,123	$(33)	$2,097	$16,625
Adjustments to policy credits issued and cash payments to eligible policyholders	—	4	—	—	—	—	—	—	4
Capital contribution from parent	—	19	—	—	—	—	—	—	19
Purchase of fixed maturities from an Affiliate	—	(29)	—	—	—	29	—	29	—
Long-term stock-based compensation program	—	(1)	—	(16)	—	—	—	—	(17)
Comprehensive income:
Net income	—	—	1,176	—	—	—	—	—	1,176
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	45	—	—	45	45
Change in net unrealized investment gains	—	—	—	—	—	130	—	130	130
Additional pension liability adjustment	—	—	—	—	—	—	(36)	(36)	(36)

Other comprehensive income									139

Total comprehensive income									1,315

Balance, December 31, 2003	2	14,576	1,119	(16)	52	2,282	(69)	2,265	17,946
Dividend to parent	—	—	(600)	—	—	—	—	—	(600)

Sale of fixed maturities to an affiliate	—	4	—	—	—	(4)	—	(4)	—
Long-term stock-based compensation program	—	24	—	(13)	—	—	—	—	11
Comprehensive income:
Net income	—	—	1,896	—	—	—	—	—	1,896

Other comprehensive income net of tax:
Change in foreign currency translation adjustments	—	—	—	—	2	—	—	2	2
Change in net unrealized investment gains	—	—	—	—	—	(712)	—	(712)	(712)
Additional pension liability adjustment	—	—	—	—	—	—	(12)	(12)	(12)
Cumulative effect of accounting change	—	—	—	—	—	69	—	69	69

Other comprehensive loss									(653)

Total comprehensive income									1,243

Balance, December 31, 2004	2	14,604	2,415	(29)	54	1,635	(81)	1,608	18,600
Dividend to parent	—	—	(2,250)	—	—	—	—	—	(2,250)
Purchase of fixed maturities from an affiliate	—	(1)	—	—	—	1	—	1	—
Long-term stock-based compensation program	—	4	—	29	—	—	—	—	33
Comprehensive income:
Net income	—	—	2,320	—	—	—	—	—	2,320
Other comprehensive income, net of tax:
Change in foreign currency translation adjustments	—	—	—	—	13	—	—	13	13
Change in net unrealized investment gains	—	—	—	—	—	(967)	—	(967)	(967)
Additional pension liability adjustment	—	—	—	—	—	—	(50)	(50)	(50)

Other comprehensive loss									(1,004)

Total comprehensive income									1,316

Balance, December 31, 2005	$2	$14,607	$2,485	$—	$67	$669	$(131)	$605	$17,699

(1) Includes cash flow hedges. See Note 19 for information on cash flow hedges.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Consolidated Statements of Cash Flows

Years Ended December 31, 2005, 2004 and 2003 (in millions)

	2005	2004	2003
		(Restated)	(Restated)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$2,320	$1,896	$1,176
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment gains, net	(797)	(984)	(480)
Policy charges and fee income	(612)	(580)	(438)
Interest credited to policyholders’ account balances	2,275	2,098	1,744
Depreciation and amortization, including premiums and discounts Change in:	166	270	134
Deferred policy acquisition costs	(136)	(10)	(86)
Future policy benefits and other insurance liabilities	1,617	617	677
Trading account assets supporting insurance liabilities and other trading account assets	(973)	(2,124)	78
Income taxes payable	(611)	584	423
Due to/from parent and affiliates	(76)	(706)	198
Other, net	(607)	1,419	(255)
Cash flows from operating activities	2,566	2,480	3,171

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from the sale/maturity/prepayment of:
Fixed maturities, available for sale	71,824	62,435	40,921
Equity securities, available for sale	2,212	1,859	496
Commercial loans	4,010	3,692	1,785
Policy loans	786	868	1,898
Other long-term investments	668	732	709
Short-term investments	8,065	13,224	15,018
Payments for the purchase of:
Fixed maturities, available for sale	(79,809)	(71,072)	(44,174)
Equity securities, available for sale	(2,381)	(1,783)	(635)
Commercial loans	(3,997)	(3,596)	(1,973)
Policy loans	(530)	(572)	(718)
Other long-term investments	(511)	(616)	(252)
Short-term investments	(8,070)	(9,884)	(16,549)
Acquisition of subsidiaries, net of cash acquired.	—	(2,056)	—
Due to/from parent and affiliates	(256)	1,963	(516)
Cash flows used in investing activities	(7,989)	(4,806)	(3,990)

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholders’ account deposits	18,649	13,741	8,609
Policyholders’ account withdrawals	(18,402)	(12,397)	(7,742)
Net change in securities sold under agreements to repurchase and cash collateral for loaned securities	2,680	1,469	(1,633)
Net change in financing arrangements (maturities of 90 days or less)	5,046	(955)	1,749
Proceeds from the issuance of debt (maturities longer than 90 days)	1,006	2,507	1,374
Repayments of debt (maturities longer than 90 days)	(999)	(1,789)	(1,902)
Cash payments to or in respect of eligible policyholders	(9)	(1)	(5)
Dividend to parent	(2,250)	(600)	—
Cash flows from financing activities	5,721	1,975	450

Effect of foreign exchange rate changes on cash balances	(16)	(32)	8

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	282	(383)	(361)
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	5,049	5,432	5,793

CASH AND CASH EQUIVALENTS, END OF YEAR	$5,331	$5,049	$5,432

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes (received) paid	$489	$(88)	$3

Interest paid	$422	$213	$186

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

Notes to Consolidated Financial Statements

1.      BUSINESS

The Prudential Insurance Company of America (“Prudential Insurance”), together with its subsidiaries (collectively, the “Company”), is a wholly owned subsidiary of Prudential Holdings, LLC (“Prudential Holdings”), which is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement services.

Demutualization and Destacking

On December 18, 2001 (the “date of demutualization”), the Company converted from a mutual life insurance company to a stock life insurance company and became a direct, wholly owned subsidiary of Prudential Holdings, which became a direct, wholly owned subsidiary of Prudential Financial.

Concurrent with the demutualization, the Company completed a corporate reorganization (the “destacking”) whereby various subsidiaries (and certain related assets and liabilities) of the Company were dividended so that they became wholly owned subsidiaries of Prudential Financial rather than of the Company.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Restatement of Consolidated Statements of Cash Flows

The Consolidated Statements of Cash Flows for the years ended December 31, 2004 and 2003 have been restated to reflect the following:

1.               Changes in the net receivable/payable from unsettled investment purchases and sales, previously classified within “adjustments to reconcile net income to cash provided by operating activities,” have been reclassified to cash flows from investing activities, to the extent such balances pertained to investments classified as either available for sale or held to maturity.

2.               The net change in the policy loans receivable, previously reported in cash flows from operating activities, is now reported as a component of cash flows of investing activities.

3.               Changes in the presentation of bank overdrafts, certain variable product investments, and various other items.

As a result of the restatements, previously reported cash flows from operating activities, cash flows used in investing activities and cash flows from financing activities were increased or reduced for the years ended December 31, 2004 and 2003 as follows:

	Year-Ended December 31,
	2004	2003
Cash flows from operating activities:
As originally reported	$3,979	$1,210
Impact of restatements	(1,499)	1,961
Revised for restatements	$2,480	$3,171

Cash flows used in investing activities:
As originally reported	$(6,266)	$(2,081)
Impact of restatements	1,460	(1,909)
Revised for restatements	$(4,806)	$(3,990)

Cash flows from financing activities:
As originally reported	$1,936	$502
Impact of restatements	39	(52)
Revised for restatements	$1,975	$450

The restatements had no impact on the total change in cash and cash equivalents within the Consolidated Statements of Cash Flows or on the Consolidated Statements of Operations or Consolidated Statements of Financial Position.

Basis of Presentation

The consolidated financial statements include the accounts of Prudential Insurance, entities over which the Company exercises control, including majority-owned subsidiaries and minority-owned entities such as limited partnerships in which the Company is the general partner, and variable interest entities in which the Company is considered the primary beneficiary. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs, goodwill, valuation of business acquired, investments, future policy benefits, pension and other postretirement benefits, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as “available for sale” are carried at fair value. The amortized cost of debt securities is adjusted for amortization of premiums and accretion of discounts to maturity. Interest income, as well as amortization and accretion is included in “Net investment income.” The amortized cost of fixed maturities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Unrealized gains and losses on fixed maturities classified as “available for sale,” net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).”

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private fixed maturities, the fair value is determined typically by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other things, the credit quality of the issuer and the reduced liquidity associated with private placements. Historically, changes in estimated future cash flows or the assessment of an issuer’s credit quality have been the more significant factors in determining fair values.

“Trading account assets supporting insurance liabilities, at fair value” include assets that support certain products included in the retirement business the Company acquired from CIGNA, which are experience rated, meaning that the investment results associated with these products will ultimately accrue to contractholders. Realized and unrealized gains and losses for these investments are reported in “Other income.” Investment income for these investments is reported in “Net investment income.”

“Other trading account assets, at fair value” consist primarily of investments and certain derivatives used by the Company either in its capacity as a broker-dealer or for asset and liability management activities. These instruments are carried at fair value. Realized and unrealized gains and losses on other trading account assets are reported in “Other income.”

“Equity securities, available for sale” are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, future policy benefits and policyholders’ dividends that would result from the realization of unrealized gains and losses, are included in “Accumulated other comprehensive income (loss).” The cost of equity securities is written down to fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments.

Commercial loans originated and held are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Commercial loans acquired are recorded at fair value when purchased, reflecting any premiums or discounts to unpaid principal balances. Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, is included in “Net investment income.” The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan’s effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management’s judgment as to the collectibility of principal. Management discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is recognized as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company’s past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses are reported in “Realized investment gains (losses), net.”

Policy loans are carried at unpaid principal balances.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value. Securities repurchase and resale agreements are collateralized principally by U.S. government and government agency securities. Securities loaned are collateralized principally by cash or U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short-term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company’s policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance companies and broker-dealer subsidiaries used to earn spread income are reported as “Net investment income;” however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in “General and administrative expenses”). Income and expenses related to these transactions executed within the Company’s derivative dealer operations are reported in “Other income.”

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company’s securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are reported as “Net investment income;” however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in “General and administrative expenses”).

Other long-term investments consist of the Company’s investments in joint ventures and limited partnerships, other than operating joint ventures, in which the Company does not exercise control, as well as investments in the Company’s own separate accounts, which are carried at fair value, investment real estate, and other investments. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company’s interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company’s net income from investments in joint ventures and partnerships, other than the Company’s investment in operating joint ventures, is included in “Net investment income.”

Real estate which the Company has the intent to hold for the production of income is carried at depreciated cost less any writedowns to fair value for impairment losses and is reviewed for impairment whenever events or circumstances indicate that the carrying value may not be recoverable. Real estate held for disposal is carried at the lower of depreciated cost or fair value less estimated selling costs and is not further depreciated once classified as such. An impairment loss is recognized when the carrying value of the investment real estate exceeds the estimated undiscounted future cash flows (excluding interest charges)

from the investment. At that time, the carrying value of the investment real estate is written down to fair value. Decreases in the carrying value of investment real estate and impairments are recorded in “Realized investment gains (losses), net.” Depreciation on real estate held for the production of income is computed using the straight-line method over the estimated lives of the properties, and is included in “Net investment income.”

“Short-term investments” consists of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased, other than those debt instruments meeting this definition that are included in “Trading account assets supporting insurance liabilities, at fair value.” These investments are carried at amortized cost which, because of their short term, approximates fair value.

Realized investment gains (losses) are computed using the specific identification method. Adjustments to the costs of fixed maturities and equity securities for other than temporary impairments are included in “Realized investment gains (losses), net.” In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company’s ability and intent to hold the investment for a period of time to allow for a recovery of value; and (4) the financial condition of and near-term prospects of the issuer. Realized investment gains (losses) are generated from numerous sources, including the sale of fixed maturity securities, equity securities, real estate investments, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost of investments for other than temporary impairments. “Realized investment gains (losses), net” also include prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial loans, fair value changes on embedded derivatives and derivatives that do not qualify for hedge accounting treatment, except those derivatives used in the Company’s capacity as a broker or dealer.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased, other than cash equivalents that are included in “Trading account assets supporting insurance liabilities, at fair value.”

Reinsurance Recoverables and Payables

Reinsurance recoverables and payables primarily include receivables and corresponding payables associated with the modified coinsurance arrangements used to effect the Company’s acquisition of the retirement businesses of CIGNA Corporation (“CIGNA”). The reinsurance recoverables and the reinsurance payables associated with this acquisition are each $2.9 billion and $32.2 billion at December 31, 2005 and 2004, respectively. See Note 4 for additional information about these arrangements. The remaining amounts relate to other reinsurance arrangements entered into by the Company.

Deferred Policy Acquisition Costs

The costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable field office expenses. Deferred policy acquisition costs (“DAC”) are subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive income (loss).”

For participating life insurance included in the Closed Block (see Note 10 for a description of the Closed Block), DAC is amortized over the expected life of the contracts (up to 45 years) in proportion to gross margins based on historical and anticipated future experience, which is evaluated regularly. The average rate per annum of assumed future investment yield used in estimating expected gross margins was 7.37% at December 31, 2005 and gradually increases to 8.06% for periods after December 31, 2031. The effect of changes in estimated gross margins on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross margins are revised. Policy acquisition costs related to interest-sensitive and variable life products and fixed and variable annuity products are deferred and amortized over the expected life of the contracts (periods ranging from 7 to 30 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in “General and administrative expenses” in the period such estimated gross profits are revised. DAC related to non-participating traditional individual life insurance is amortized over the expected life of the contracts in proportion to gross premiums.

The Company has offered programs under which policyholders, for a selected product or group of products, can exchange an existing policy or contract issued by the Company for another form of policy or contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense an estimate of the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, the unamortized DAC on the surrendered policies is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new policies have terms that are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

For group annuity defined contribution contracts and group corporate- and trust-owned life insurance contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross profits. For group and individual long-term care contracts, acquisition expenses are deferred and amortized over the expected life of the contracts in proportion to gross premiums. For funding agreement notes contracts, acquisition expenses are deferred and amortized over the expected life of the contracts using a method that approximates the interest method. For other group life and disability insurance, group and certain individual annuities, and guaranteed investment contracts, acquisition costs are expensed as incurred.

Separate Account Assets and Liabilities

Separate account assets and liabilities are reported at fair value and represent segregated funds that are invested for certain policyholders, pension funds and other customers. The assets consist of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short-term investments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 9 for additional information regarding separate account arrangements with contractual guarantees. The investment income and gains or losses for separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in “Policy charges and fee income.” Asset management fees charged to the accounts are included in “Other income.”

Other Assets and Other Liabilities

Other assets consist primarily of prepaid benefit costs, property and equipment, trade receivables, goodwill, valuation of business acquired (described below), receivables resulting from sales of securities that had not yet settled at the balance sheet date, and the Company’s investment in operating joint ventures. Property and equipment are carried at cost less accumulated depreciation. Depreciation is determined using the straight-line method over the estimated useful lives of the related assets which generally range from 3 to 40 years. Other liabilities consist primarily of employee benefit liabilities, payables resulting from purchases of securities that had not yet settled at the balance sheet date, securities sold but not yet purchased and trade payables.

As a result of the acquisition of the retirement business of CIGNA and the application of purchase accounting, the Company reports a financial asset representing the valuation of business acquired (“VOBA”). VOBA represents the present value of future profits embedded in acquired contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows include investment spreads, and fees and other charges assessed to the contracts for as long as they remain in force, while future negative cash flows include costs to administer the contracts and taxes. Contract balances, from which the cash flows arise, are projected using assumptions for add-on deposits, participant withdrawals, contract surrenders, and investment returns. VOBA is further explicitly adjusted to reflect the cost associated with the capital invested in the business. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to gross profits arising principally from fees in excess of actual expenses based upon historical and estimated future experience, which is updated periodically. The effect of changes in gross profits on unamortized VOBA is reflected in “General and administrative expenses” in the period such estimates of expected future profits are revised.

Future Policy Benefits

The Company’s liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For individual traditional participating life insurance products, the mortality and interest rate assumptions applied are those used to calculate the policies’ guaranteed cash surrender values. For life insurance, other than individual traditional participating life insurance, and annuity products, expected mortality is generally based on the Company’s historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are “locked-in” upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation.

The Company’s liability for future policy benefits also includes a liability for unpaid claims and claim adjustment expenses. The Company does not establish loss reserves until a loss has occurred. However, unpaid claims and claim adjustment expenses includes estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date. The Company’s liability for future policy benefits also includes liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9, and unearned revenues.

Policyholders’ Account Balances

The Company’s liability for policyholders’ account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders’ account balances also include provision for benefits under non-life contingent payout annuities.

Policyholders’ Dividends

The Company’s liability for policyholders’ dividends includes its dividends payable to policyholders and its policyholder dividend obligation associated with the participating policies included in the Closed Block that was established in connection with the Company’s demutualization. The dividends payable for participating policies included in the Closed Block are determined at the end of each year for the following year by the Board of Directors of Prudential Insurance based on its statutory results, capital position, ratings, and the emerging experience of the Closed Block. The policyholder dividend obligation represents net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block and the excess of actual cumulative earnings over the expected cumulative earnings, to be paid to Closed Block policyholders unless otherwise offset by future experience.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from life and health insurance policies, excluding interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess premium is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net level premium method.

Premiums from non-participating group annuities with life contingencies, structured settlements with life contingencies and single premium immediate annuities with life contingencies are recognized when received. Benefits are recorded as an expense when they are incurred. When premiums are due over a significantly shorter period than the period over which benefits are provided, a liability for future policy benefits is recorded when premiums are recognized using the net level premium method and any gross premium in excess of the net premium is deferred and recognized into income in a constant relationship to the amount of expected future benefit payments.

Certain annuity contracts provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon a combination of net deposits to the contract, net deposits to the contract accumulated at a specified rate or the highest historical account value on a contract anniversary. These contracts are discussed in further detail in Note 9. Also, as more fully discussed in Note 9, the liability for the guaranteed minimum death benefit under these contracts is determined each period end by estimating the accumulated value of a percentage of the total assessments to date less the accumulated value of death benefits in excess of the account balance.

Amounts received as payment for interest-sensitive life contracts, deferred annuities, structured settlements and other contracts without life contingencies, and participating group annuities are reported as deposits to “Policyholders’ account balances.” Revenues from these contracts are reflected in “Policy charges and fee income,” or as a reduction of “Interest credited to policyholders’ account balances,” and consist primarily of fees assessed during the period against the policyholders’ account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders’ account balances and amortization of DAC.

For group life and disability insurance, and property and casualty insurance, premiums are recognized over the period to which the premiums relate in proportion to the amount of insurance protection provided. Claim and claim adjustment expenses are recognized when incurred.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies, except for amounts associated with certain modified coinsurance contracts which are reflected in the Company’s financial statements based on the application of the deposit method of accounting. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Foreign Currency Translation Adjustments

Assets and liabilities of foreign operations and subsidiaries reported in currencies other than U.S. dollars are translated at the exchange rate in effect at the end of the period. Revenues, benefits and other expenses are translated at the average rate prevailing during the period. The effects of translating the statements of financial position of non-U.S. entities with functional currencies other than the U.S. dollar are included, net of related hedge gains and losses and income taxes, in “Accumulated other comprehensive income (loss).”

Other Income

Other income principally includes asset management fees which are recognized in the period in which the services are performed, as well as earnings from our investment in operating joint ventures. Realized and unrealized gains from investments classified as “Trading account assets supporting insurance liabilities” and “Other trading account assets” are also included in “Other income.”

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities or commodities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of pricing models. Values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior, used in pricing models.

Derivatives are used in a non-dealer capacity in our insurance and treasury operations to manage the characteristics of the Company’s asset/liability mix, manage the interest rate and currency characteristics of assets or liabilities and to mitigate the risk of diminution, upon translation to U.S. dollars, of net investments in foreign operations resulting from unfavorable changes in currency exchange rates. Additionally, derivatives may be used to seek to reduce exposure to interest rate, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are also used in a derivative dealer capacity to meet the needs of clients by structuring transactions that allow clients to manage their exposure to interest rates, foreign exchange rates, indices or prices of securities. Realized and unrealized changes in fair value of derivatives used in these dealer related operations are included in “Other income” in the periods in which the changes occur. Cash flows from such derivatives are reported in the operating activities section of the Consolidated Statements of Cash Flows.

Derivatives are recorded either as assets, within “Other trading account assets,” or “Other long-term investments,” or as liabilities, within “Other liabilities” in the Consolidated Balance Sheets, except for embedded derivatives which are recorded in the consolidated balance sheet with the associated host contract. As discussed in detail below and in Note 19, all realized and unrealized changes in fair value of non-dealer related derivatives, with the exception of the effective portion of cash flow hedges and effective hedges of net investments in foreign operations, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Consolidated Statements of Cash Flows.

For non-dealer related derivatives the Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment (“fair value” hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow” hedge); (3) a foreign-currency fair value or cash flow hedge (“foreign currency” hedge); (4) a hedge of a net investment in a foreign operation; or (5) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion of adjusting the derivative to fair value is recorded in “Realized investment gains (losses), net.”

When consummated, the Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as fair value, cash flow, or foreign currency, hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Hedges of a net investment in a foreign operation are linked to the specific foreign operation.

When a derivative is designated as a fair value hedge and is determined to be highly effective, effective changes in its fair value, along with changes in the fair value of the hedged asset or liability (including losses or gains on firm commitments), are reported on a net basis in the income statement, generally in “Realized investment gains (losses), net.” When swaps are used in hedge accounting relationships, periodic settlements are recorded in the same income statement line as the related settlements of the hedged items.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in “Accumulated other comprehensive income (loss)” until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

When a derivative is designated as a foreign currency hedge and is determined to be highly effective, changes in its fair value are recorded in either current period earnings or “Accumulated other comprehensive income (loss),” depending on whether the hedge transaction is a fair value hedge (e.g., a hedge of a firm commitment that is to be settled in a foreign currency) or a cash flow hedge (e.g., a foreign currency denominated forecasted transaction). When a derivative is used as a hedge of a net investment in a foreign operation, its change in fair value, to the extent effective as a hedge, is recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss).”

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in “Realized investment gains (losses), net” without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that may contain derivative instruments that are “embedded” in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in “Realized investment gains (losses), net.”

If it is determined that a derivative no longer qualifies as an effective fair value or cash flow hedge or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of “Accumulated other comprehensive income (loss)” related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, or because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in “Realized investment gains (losses), net.” Any asset or liability that was recorded pursuant to recognition of the firm commitment is removed from the balance sheet and recognized currently in “Realized investment gains (losses), net.” Gains and losses that were in “Accumulated other comprehensive income (loss)” pursuant to the hedge of a forecasted transaction are recognized immediately in “Realized investment gains (losses), net.”

Income Taxes

The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial that includes both life insurance companies and non-life insurance companies. Subsidiaries operating outside the U.S. are taxed, and income tax expense is recorded, based on applicable foreign statutes.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

New Accounting Pronouncements

On February 16, 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 155, “Accounting for Certain Hybrid Instruments.” This statement removes an exception from the requirement to bifurcate an embedded derivative feature from a beneficial interest in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative that may now require bifurcation. This statement also provides an election, on an instrument by instrument basis, to measure at fair value the entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on fair value basis. The Company plans to adopt this guidance effective January 1, 2007. The Company is in the process of determining whether any of its investments in hybrid instruments contain an embedded derivative feature that will require bifurcation, and also whether there are any hybrid instruments for which the Company will elect the fair value option.

In November 2005, the FASB issued FASB Staff Position (“FSP”) FAS 115-1 and FAS 124-1, “The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments.” This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company’s current policy is generally to record income only as cash is received following an impairment of a debt security. The Company adopted this guidance effective January 1, 2006, for other than temporary impairments recorded subsequent to December 31, 2005.

In September 2005, the Accounting Standards Executive Committee (“AcSEC”) of the American Institute of Certified Public Accountants (“AICPA”) issued Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 on January 1, 2007. The Company is currently assessing the impact of SOP 05-1 on the Company’s consolidated financial position and results of operations.

In June 2005, the Emerging Issues Task Force (“EITF”) of the FASB reached a consensus on Issue No. 04-5, “Investor’s Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights.” This Issue first presumes that general partners in a limited partnership control that partnership and should therefore consolidate that partnership, and then provides that the general partners may overcome the presumption of control if the limited partners have: (1) the substantive ability to dissolve or liquidate the limited partnership, or otherwise to remove the general partners without cause or (2) the ability to participate effectively in significant decisions that would be expected to be made in the ordinary course of the limited partnership’s business. This guidance became effective for new or amended arrangements after June 29, 2005, and became effective January 1, 2006 for all arrangements existing as of June 29, 2005 that remain unmodified. While the Company serves as the general partner of limited partnerships in the ordinary course of conducting certain of its business operations, adoption of this guidance to arrangements existing as of June 29, 2005 will not have a material effect on the Company’s consolidated financial position or results of operations.

In June 2005, the FASB issued Statement No. 133 Implementation Issue No. B39, “Embedded Derivatives: Application of Paragraph 13(b) to Call Options That are Exercisable Only by the Debtor.” Implementation Issue No. B39 indicates that debt instruments where the right to accelerate the settlement of debt can be exercised only by the debtor do not meet the criteria of Paragraph 13(b) of Statement No. 133, and therefore should not individually lead to such options being considered embedded derivatives. Such options must still be evaluated under paragraph 13(a) of Statement No. 133. This implementation guidance is effective for the first fiscal quarter beginning after December 15, 2005. The Company’s adoption of this guidance effective January 1, 2006 will not have a material effect on the Company’s consolidated financial position or results of operations as the guidance is consistent with the Company’s existing accounting policy.

In December 2004, the FASB issued SFAS No. 123(R), “Share-Based Payment,” which replaces SFAS No. 123. SFAS No. 123(R) requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. Under this method, compensation costs of awards to employees, such as stock options, are measured at fair value and expensed over the period during which an employee is required to provide service in exchange for the award (the vesting period). Prudential Financial had previously adopted the fair value recognition provisions of the original SFAS No. 123, prospectively for all new stock options issued to employees on or after January 1, 2003. Prudential Financial adopted SFAS No. 123(R) on January 1, 2006. On that date, there were no unvested stock options issued prior to January 1, 2003, and therefore the adoption will have no effect to the Company’s consolidated financial position and results of operations.

Prudential Financial issues employee share-based compensation awards to employees of the Company, under a plan authorized by Prudential Financial’s Board of Directors, that are subject to specific vesting conditions; generally the awards vest ratably over a three-year period, “the nominal vesting period,” or at the date the employee retires (as defined by the plan), if earlier. For awards that specify an employee vests in the award upon retirement, the Company accounts for the awards using the nominal vesting period approach. Under this approach, the Company records compensation expense over the nominal vesting period. If the employee retires before the end of the nominal vesting period, any remaining unrecognized compensation expense is recorded at the date of retirement.

With Prudential Financial’s adoption of SFAS No. 123(R), the Company will revise its approach to apply the non-substantive vesting period approach to all new share-based compensation awards. Under this approach, compensation cost will be recognized immediately for awards granted to retirement-eligible employees, or over the period from the grant date to the date retirement eligibility is achieved, if that is expected to occur during the nominal vesting period. Prudential Financial will continue to apply the nominal vesting period approach for any new awards granted prior to its adoption of SFAS No. 123(R), and for the remaining portion of then unvested outstanding awards.

In May 2004, the FASB issued FSP 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” See Note 14 for details regarding the adoption of this pronouncement.

In December 2003, the FASB issued FIN No. 46(R), “Consolidation of Variable Interest Entities,” which revised the original FIN No. 46 guidance issued in January 2003. FIN No. 46(R) addresses whether certain types of entities, referred to as variable interest entities (“VIEs”), should be consolidated in a company’s financial statements. A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. An entity should consolidate a VIE if, as the primary beneficiary, it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns. On December 31, 2003, the Company adopted FIN No. 46(R) for all special purpose entities (“SPEs”) and for relationships with all VIEs that began on or after February 1, 2003. On March 31, 2004, the Company implemented FIN No. 46(R) for relationships with potential VIEs that are not SPEs. The transition to FIN No. 46(R) did not have a material effect on the Company’s consolidated financial position or results of operations.

In December 2003, the AcSEC of the AICPA issued SOP 03-3, “Accounting for Certain Loans or Debt Securities Acquired in a Transfer.” The AcSEC issued this SOP to address the need for interpretive guidance regarding accounting for newly acquired loans or debt securities with evidence of deterioration of credit quality since origination. The Company’s adoption of SOP 03-3 on January 1, 2005 did not have a material effect on the Company’s consolidated financial position or results of operations.

In July 2003, the AcSEC of the AICPA issued SOP 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.” The AcSEC issued this SOP to address the need for interpretive guidance in three areas: separate account presentation and valuation; the classification and valuation of certain long-duration contract liabilities; and the accounting recognition given sales inducements (bonus interest, bonus credits and persistency bonuses).

The Company adopted SOP 03-1 effective January 1, 2004. One element of this guidance addressed the accounting for liabilities related to insurance products that provide contractholders with a return based on a contractually referenced pool of investments. These products pass the economics related to the referenced pool of investments to the contractholder. Effective with the adoption of SOP 03-1, the contractholder liabilities associated with these products are required to be adjusted for changes in the fair value of the related pool of investments.

The effect of adopting SOP 03-1 was a charge of $52 million, net of $29 million of taxes, which was reported as a “Cumulative effect of accounting change, net of taxes” in the results of operations for the year ended December 31, 2004. This charge reflects the net impact of converting a large group annuity contract from separate account accounting treatment to general account accounting treatment and the effect of establishing reserves for guaranteed minimum death benefit provisions of the Company’s variable annuity and variable life contracts. The Company also recognized a cumulative effect of accounting change related to unrealized investment gains within “Other comprehensive income, net of taxes” of $69 million, net of $40 million of taxes, for the year ended December 31, 2004. Upon adoption of SOP 03-1, $868 million in “Separate account assets” were reclassified resulting in an increase in “Fixed maturities, available for sale” as well as changes in other non-separate account assets.

Similarly, upon adoption $868 million in “Separate account liabilities” were reclassified resulting in increases in “Policyholders’ account balances” and “Future policy benefits,” as well as changes in other non-separate account liabilities.

In June 2004, the FASB issued FSP No. 97-1, “Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability.” FSP 97-1 clarifies the accounting for unearned revenue liabilities of certain universal-life type contracts under SOP 03-1. The Company’s adoption of FSP 97-1 on July 1, 2004 did not change the accounting for unearned revenue liabilities and, therefore, had no impact on the Company’s consolidated financial position or results of operations. In September 2004, the AICPA SOP 03-1 Implementation Task Force issued a Technical Practice Aid (“TPA”) to clarify certain aspects of SOP 03-1. The TPA did not have a material impact on the Company’s consolidated financial position or results of operations.

In April 2003, the FASB issued Statement No. 133 Implementation Issue No. B36, “Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor Under Those Instruments.” Implementation Issue No. B36 indicates that a modified coinsurance arrangement (“modco”), in which funds are withheld by the ceding insurer and a return on those withheld funds is paid based on the ceding company’s return on certain of its investments, generally contains an embedded derivative feature that is not clearly and closely related to the host contract and should be bifurcated in accordance with the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities.” Effective October 1, 2003, the Company adopted the guidance prospectively for existing contracts and all future transactions. As permitted by SFAS No. 133, all contracts entered into prior to January 1, 1999, were grandfathered and are exempt from the provisions of SFAS No. 133 that relate to embedded derivatives. The application of Implementation Issue No. B36 in 2003 had no impact on the consolidated financial position or results of operations of the Company.

Reclassifications

Certain amounts in prior years have been reclassified to conform to the current year presentation.

3.     DISCONTINUED OPERATIONS

Results of operations of discontinued businesses, including charges upon disposition, for the years ended December 31, are as follows:

	2005	2004	2003
	(in millions)
Healthcare operations (1)	$22	$6	$11
Income from discontinued operations before income taxes	22	6	11
Income tax expense (benefit)	8	(1)	4
Income from discontinued operations, net of taxes	$14	$7	$7

The Company’s Consolidated Statements of Financial Position include total assets and total liabilities related to discontinued businesses of $12 million and $48 million, respectively, at December 31, 2005, and $7 million and $48 million, respectively, at December 31, 2004.

(1)   The sale of the Company’s healthcare business to Aetna was completed in 1999. The loss the Company previously recorded upon the disposal of its healthcare business was reduced in each of the years ended December 31, 2005, 2004 and 2003. The reductions were primarily the result of favorable resolution of certain legal, regulatory and contractual matters.

Charges recorded in connection with the disposals of businesses include estimates that are subject to subsequent adjustment. It is possible that such adjustments might be material to future results of operations of a particular quarterly or annual period.

4.     ACQUISITION

Acquisition of CIGNA Corporation’s Retirement Business

On April 1, 2004, the Company purchased the retirement business of CIGNA for $2.103 billion, including $2.083 billion of cash consideration and $20 million of transaction costs. The assets acquired and liabilities assumed and the results of operations have been included in the Company’s consolidated financial statements as of that date. The acquisition of this business included the purchase by the Company of all the shares of CIGNA Life Insurance Company (“CIGNA Life”), which became an indirect wholly owned subsidiary of the Company. Prior to the acquisition, CIGNA Life entered into reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction to CIGNA Life. Subsequent to its acquisition, the Company changed the name of CIGNA Life to Prudential Retirement Insurance and Annuity Company (“PRIAC”).

The reinsurance arrangements between PRIAC and CIGNA include coinsurance-with-assumption, modified-coinsurance-with-assumption, and modified-coinsurance-without-assumption.

The coinsurance-with-assumption arrangement applies to the acquired general account defined contribution and defined benefit plan contracts. Prior to the acquisition, CIGNA Life assumed from CIGNA all of the insurance liabilities associated with these contracts, totaling $15.9 billion, and received from CIGNA the related investments. PRIAC has established a trust account for the benefit of CIGNA to secure its obligations to CIGNA under the coinsurance agreement. The Company has substantially completed the process of requesting customers to agree to substitute PRIAC for CIGNA in their respective contracts.

The modified-coinsurance-with-assumption arrangements apply to the majority of separate account contracts, and the general account defined benefit guaranteed-cost contracts acquired. Under the modified coinsurance arrangement associated with the separate account contracts, CIGNA retained the separate account and other assets as well as the related separate account and other liabilities until the agreed upon dates of asset transfer but, beginning on the date of acquisition, cedes all of the net profits or losses and related net cash flows associated with the contracts to PRIAC. At the date of acquisition, the statement of financial position for PRIAC included a reinsurance receivable of $32.4 billion and reinsurance payable of $32.4 billion established under these modified coinsurance arrangements and reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. As of December 31, 2005, PRIAC has received from CIGNA the separate account assets and concurrently assumed the associated separate account liabilities, which are primarily included in “Separate account assets” and “Separate account liabilities,” respectively, in the Company’s Consolidated Statement of Financial Position. The Company has substantially completed the process of requesting customers to agree to substitute PRIAC for CIGNA in their respective contracts.

The modified-coinsurance-with-assumption arrangement associated with the general account defined benefit guaranteed-cost contracts is similar to the arrangement associated with the separate account contracts; however, beginning two years after the acquisition, the Company may commute this modified coinsurance arrangement in exchange for cash consideration from CIGNA, at which time PRIAC would no longer have a related liability and the defined benefit guaranteed cost contracts would remain with CIGNA. At the date of acquisition, PRIAC established a reinsurance receivable of $1.8 billion and a reinsurance payable of $1.8 billion under the modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively. The net profits earned by PRIAC during the two-year period that the modified coinsurance arrangement is in effect are included in “Other income.” In January 2006, the Company notified CIGNA pursuant to the agreement of its intention to commute this modified coinsurance arrangement but continues to discuss alternatives related to the general account defined benefit guaranteed-cost contracts with CIGNA.

The modified-coinsurance-without-assumption arrangement applies to the remaining separate account contracts acquired and is similar to the modified coinsurance arrangement associated with the separate account contracts described above; however, CIGNA will retain the separate account and other assets and the related liabilities while ceding the net profits or losses and the associated net cash flows to PRIAC for the remaining lives of the contracts. At the date of acquisition, PRIAC established a reinsurance receivable of $1.0 billion and a reinsurance payable of $1.0 billion for this modified coinsurance arrangement, which are reflected in “Reinsurance recoverables” and “Reinsurance payables,” respectively.

The following table presents an allocation of the purchase price to assets acquired and liabilities assumed:

(in millions)
Total invested assets at fair value (1)	$16,927
Cash and cash equivalents	44
Accrued investment income	180
Valuation of business acquired (“VOBA”)	343
Goodwill	428
Deferred tax asset	230
Reinsurance recoverable(2)	35,184
Other assets	172
Separate account assets	25
Total assets acquired	53,533

Future policy benefits – assumed	(9)

Policyholders’ account balances – assumed	(15,865)
Reinsurance payable (2)	(35,184)
Other liabilities	(347)
Separate account liabilities	(25)
Total liabilities assumed	(51,430)
Net assets acquired	$2,103

(1)	Total invested assets include $11.1 billion of “Trading account assets supporting insurance liabilities,” which is primarily comprised of fixed maturities.

(2)	The reinsurance recoverable and reinsurance payable amounts represent amounts receivable and payable under the modified coinsurance arrangements described above.

Goodwill is the excess of the cost of an acquired entity over the net amounts assigned to assets acquired and liabilities assumed. Goodwill resulting from the acquisition of CIGNA’s retirement business amounted to $428 million. None of this goodwill is deductible for tax purposes. In accordance with GAAP, goodwill will not be amortized but rather will be tested at least annually for impairment.

The following supplemental information presents selected unaudited pro forma information for the Company assuming the acquisition had occurred as of January 1, 2003. This pro forma information does not purport to represent what the Company’s actual results of operations would have been if the acquisition had occurred as of the dates indicated or what such results would be for any future periods.

	Years ended December 31,
	2004	2003
	(in millions, unaudited)
Total revenues	$19,486	$18,909
Income from continuing operations before cumulative effect of accounting change	$1,964	$1,390
Net income	$1,784	$1,397

5.                INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) at December 31:

	2005
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$6,125	$721	$4	$6,842
Obligations of U.S. states and their political subdivisions	1,802	266	4	2,064
Foreign government bonds	2,809	466	5	3,270
Corporate securities	90,478	4,010	657	93,831
Mortgage-backed securities	9,371	61	79	9,353

Total fixed maturities, available for sale	$110,585	$5,524	$749	$115,360

Equity securities, available for sale	$2,574	$585	$127	$3,032

	2004
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$5,775	$618	$2	$6,391
Obligations of U.S. states and their political subdivisions	2,133	245	4	2,374
Foreign government bonds	2,930	494	2	3,422
Corporate securities	83,475	5,962	130	89,307
Mortgage-backed securities	9,368	186	9	9,545

Total fixed maturities, available for sale	$103,681	$7,505	$147	$111,039

Equity securities, available for sale	$2,130	$608	$55	$2,683

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2005, is as follows:

	Available for Sale
	Amortized Cost	Fair Value
	(in millions)
Due in one year or less	$6,362	$6,391
Due after one year through five years	23,089	23,573
Due after five years through ten years	30,345	31,454
Due after ten years	41,418	44,589
Mortgage-backed securities	9,371	9,353

Total	$110,585	$115,360

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

	2005	2004	2003
	(in millions)
Fixed maturities, available for sale:
Proceeds from sales	$66,395	$50,591	$29,701
Proceeds from maturities/repayments	5,429	11,814	10,911
Gross investment gains from sales, prepayments and maturities	824	873	881
Gross investment losses from sales and maturities	(310)	(268)	(286)

Fixed maturity and equity security impairments:
Writedowns for impairments of fixed maturities	$(44)	$(105)	$(327)
Writedowns for impairments of equity securities	(11)	(11)	(68)

Trading Account Assets Supporting Insurance Liabilities

The following table sets forth the composition of “Trading account assets supporting insurance liabilities” at December 31:

	2005		2004
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)		(in millions)
Short-term investments and cash equivalents	$317	$317	$949	$949

Fixed maturities:
U.S. government corporations and agencies and obligations of U.S. states	163	163	265	263
Foreign government bonds	75	73	122	120
Corporate securities	10,221	9,952	9,361	9,256
Mortgage-backed securities	2,300	2,255	1,494	1,491
Total fixed maturities	12,759	12,443	11,242	11,130

Total trading account assets supporting insurance liabilities	$13,076	$12,760	$12,191	$12,079

Net change in unrealized gains (losses) from trading account assets supporting insurance liabilities still held at period end, recorded within “Other income” were $(204) million, $(112) million and zero million during the years ended December 31, 2005, 2004 and 2003 respectively.

Commercial Loans

The Company’s commercial loans are comprised as follows at December 31:

	2005		2004
	Amount	% of Total	Amount	% of Total
	(in millions)		(in millions)
Collateralized loans by property type
Office buildings	$4,363	20.9%	$4,713	22.5%
Retail stores	2,892	13.9%	2,904	13.9%
Residential properties	23	0.1%	33	0.2%
Apartment complexes	4,673	22.4%	5,165	24.6%
Industrial buildings	5,157	24.7%	4,790	22.8%
Agricultural properties	1,727	8.3%	1,786	8.5%
Other	2,020	9.7%	1,581	7.5%

Total collateralized loans	20,855	100.0%	20,972	100.0%

Valuation allowance	(94)		(130)

Total net collateralized loans	$20,761		$20,842

The commercial loans are geographically dispersed throughout the United States and Canada with the largest concentrations in California (28%) and New York (9%) at December 31, 2005.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

	2005	2004	2003
	(in millions)
Allowance for losses, beginning of year	$130	$132	$172
Release of allowance for losses	(7)	—	(35)
Charge-offs, net of recoveries	(29)	(2)	(5)

Allowance for losses, end of year	$94	$130	$132

Non-performing commercial loans identified in management’s specific review of probable loan losses and the related allowance for losses at December 31, are as follows:

	2005	2004
	(in millions)
Non-performing commercial loans with allowance for losses	$25	$106
Non-performing commercial loans with no allowance for losses	13	118
Allowance for losses, end of year	(2)	(35)

Net carrying value of non-performing commercial loans	$36	$189

Non-performing commercial loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans’ expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $131 million, $197 million and $202 million for 2005, 2004 and 2003, respectively. Net investment income recognized on these loans totaled $4 million, $17 million and $12 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Other Long-term Investments

“Other long-term investments” are comprised as follows at December 31:

	2005	2004
	(in millions)
Joint ventures and limited partnerships:
Real estate related	$472	$506
Non real estate related	867	940
Total joint ventures and limited partnerships	1,339	1,446

Real estate held through direct ownership	194	230
Separate accounts	1,426	1,361
Other	616	515

Total other long-term investments	$3,575	$3,552

Equity Method Investments

Summarized combined financial information for significant joint ventures and limited partnership interests accounted for under the equity method, including the Company’s investments in operating joint ventures, is as follows:

	At December 31,
	2005	2004
	(in millions)
STATEMENTS OF FINANCIAL POSITION
Investments in real estate	$983	$1,061
Investments in securities	5,489	7,331
Cash and cash equivalents	178	152
Other assets(1)	6,897	7,272

Total assets	$13,547	$15,816

Borrowed funds-third party	$64	$216
Borrowed funds-Prudential Insurance	—	12
Other liabilities(2)	10,185	10,747

Total liabilities	10,249	10,975
Partners’ capital	3,298	4,841

Total liabilities and partners’ capital	$13,547	$15,816

Equity in partners’ capital included above	$849	$1,035
Equity in limited partnership interests not included above	535	411

Carrying value	$1,384	$1,446

(1) Other assets consist of receivables, goodwill, intangible assets and other miscellaneous assets.

(2) Other liabilities consist of payables, securities repurchase agreements and other miscellaneous liabilities.

	2005	2004	2003
	(in millions)
STATEMENTS OF OPERATIONS
Income from real estate investments	$192	$142	$233
Income from securities investments	452	456	337
Interest expense-third party	(8)	(14)	(63)
Other expenses	(272)	(292)	(215)

Net earnings	$364	$292	$292

Equity in net earnings included above	121	98	65
Equity in net earnings of limited partnership interests not included above	123	142	41

Total equity in net earnings	$244	$240	$106

Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

	2005	2004	2003
	(in millions)
Fixed maturities, available for sale	$6,476	$5,900	$5,736
Equity securities, available for sale	57	61	42
Trading account assets	563	352	—
Commercial loans	1,449	1,377	1,215
Policy loans	423	426	470
Short-term investments and cash equivalents	267	142	145
Other investment income	427	454	330

Gross investment income	9,662	8,712	7,938

Less investment expenses	(763)	(481)	(417)

Net investment income	$8,899	$8,231	$7,521

Carrying value for non-income producing assets included in fixed maturities and commercial loans totaled $83 million and $1 million, respectively. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2005.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

	2005	2004	2003
	(in millions)
Fixed maturities	$470	$500	$268
Equity securities	271	391	(2)
Commercial loans	(13)	(11)	58
Investment real estate	—	51	(3)
Joint ventures and limited partnerships	(5)	64	88
Derivatives	69	(9)	7
Other	5	(2)	64

Realized investment gains (losses), net	$797	$984	$480

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as “available for sale” and certain other long-term investments are included in the Consolidated Statements of Financial Position as a component of “Accumulated other comprehensive income (loss).” Changes in these amounts include reclassification adjustments to exclude from “Other comprehensive income (loss)” those items that are included as part of “Net income” for a period that had been part of “Other comprehensive income (loss)” in earlier periods. The amounts for the years ended December 31, are as follows:

	Net Unrealized Gains (Losses) On Investments (1)	Deferred Policy Acquisition Costs	Future Policy Benefits	Policyholders’ Dividends	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related To Net Unrealized Investment Gains (Losses)
	(in millions)
Balance, December 31, 2002	$6,330	$(512)	$(849)	$(1,606)	$(1,240)	$2,123
Net investment gains (losses) on investments arising during the period	1,625	—	—	—	(542)	1,083
Reclassification adjustment for (gains) losses included in net income	(289)	—	—	—	96	(193)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	106	—	—	(38)	68
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(456)	—	164	(292)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(837)	301	(536)
Purchase of fixed maturities from an affiliate	45	—	—	—	(16)	29

Balance, December 31, 2003	7,711	(406)	(1,305)	(2,443)	(1,275)	2,282
Net investment gains (losses) on investments arising during the period	805	—	—	—	(198)	607
Reclassification adjustment for (gains) losses included in net income	(851)	—	—	—	298	(553)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	88	—	—	(34)	54
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	(506)	—	164	(342)
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	(698)	220	(478)
Sale of fixed maturities to an affiliate	(7)	—	—	—	3	(4)
Cumulative effect of accounting change	130	(21)	—	—	(40)	69

Balance, December 31, 2004	7,788	(339)	(1,811)	(3,141)	(862)	1,635
Net investment gains (losses) on investments arising during the period	(1,863)	—	—	—	642	(1,221)
Reclassification adjustment for (gains) losses included in net income	(774)	—	—	—	267	(507)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	176	—	—	(62)	114
Impact of net unrealized investment (gains) losses on future policy benefits	—	—	157	—	(55)	102
Impact of net unrealized investment (gains) losses on policyholders’ dividends	—	—	—	839	(294)	545
Purchase of fixed maturities from an affiliate	1	—	—	—	—	1

Balance, December 31, 2005	$5,152	$(163)	$(1,654)	$(2,302)	$(364)	$669

(1)  Includes cash flow hedges. See Note 19 for information on cash flow hedges.

The table below presents unrealized gains (losses) on investments by asset class at December 31:

	2005	2004	2003
	(in millions)
Fixed maturities	$4,775	$7,358	$7,210
Equity securities	458	553	562
Derivatives designated as cash flow hedges(1)	(77)	(165)	(67)
Other investments	(4)	42	6

Net unrealized gains on investments	$5,152	$7,788	$7,711

(1) See Note 19 for information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, at December 31:

	2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$675	$4	$21	$—	$696	$4
Obligations of U.S. states and their political subdivisions	153	2	313	2	466	4
Foreign government bonds	836	4	39	1	875	5
Corporate securities	27,620	518	4,308	139	31,928	657
Mortgage-backed securities	4,088	59	641	20	4,729	79

Total	$33,372	$587	$5,322	$162	$38,694	$749

	2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Fixed maturities
U.S. Treasury securities and obligations of U.S. government corporations and agencies	$428	$2	$4	$—	$432	$2
Obligations of U.S. states and their political subdivisions	371	2	86	2	457	4
Foreign government bonds	131	1	21	1	152	2
Corporate securities	12,135	111	572	19	12,707	130
Mortgage-backed securities	1,564	8	86	1	1,650	9

Total	$14,629	$124	$769	$23	$15,398	$147

The gross unrealized losses at December 31, 2005 and 2004 are comprised of $599 million and $119 million related to investment grade securities and $150 million and $28 million related to below investment grade securities, respectively. At December 31, 2005, $13 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for twelve months or more, as compared to $3 million at December 31, 2004 that represented declines in value of greater than 20%, substantially all of which had been in that position for less than six months. At December 31, 2005, the $162 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, finance, and mortgage-backed securities sectors. At December 31, 2004, the $23 million of gross unrealized losses of twelve months or more were concentrated in the manufacturing, utilities and asset backed securities sectors. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2005 or 2004.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, at December 31:

	2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$993	$107	$106	$20	$1,099	$127

	2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Equity securities, available for sale	$503	$49	$19	$6	$522	$55

At December 31, 2005, $17 million of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. At December 31, 2004, $7 million of the gross unrealized losses represented declines of greater than 20%, substantially all of which had been in that position for less than six months. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2005 or 2004.

Duration of Gross Unrealized Loss Positions for Cost Method Investments

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual cost method investments have been in a continuous unrealized loss position, at December 31:

	2005
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost method investments	$40	$4	$13	$2	$53	$6

	2004
	Less than twelve months		Twelve months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(in millions)
Cost method investments	$2	$—	$10	$2	$12	$2

The aggregate cost of the Company’s cost method investments included in “Other long-term investments” totaled $140 million and $80 million at December 31, 2005 and 2004, respectively. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2005 or 2004.

Consolidated Variable Interest Entities

In the normal course of its activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be variable interest entities (“VIEs”), in accordance with FIN No. 46(R), “Consolidation of Variable Interest Entities.” A VIE is an entity that either (1) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control the entity, the obligation to absorb the entity’s expected losses and the right to receive the entity’s expected residual returns) or (2) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it stands to absorb a majority of the VIE’s expected losses or to receive a majority of the VIE’s expected residual returns, the Company would be deemed to be the VIE’s “primary beneficiary” and would be required to consolidate the VIE.

The Company is the primary beneficiary of certain VIEs in which the Company has invested, as part of its investment activities, but over which the Company does not exercise control. The table below reflects the carrying amount and balance sheet caption in which the assets of these consolidated VIEs are reported. The liabilities of consolidated VIEs are included in “Other liabilities” and are also reflected in the table below. These liabilities primarily comprise obligations under debt instruments issued by the VIEs, which are non-recourse to the Company. The creditors of each consolidated VIE have recourse only to the assets of that VIE.

	At December 31,
	2005	2004
	(in millions)
Other long-term investments	$62	$74
Cash and cash equivalents	3	4
Other assets	33	33
Total assets of consolidated VIEs	$98	$111

Total liabilities of consolidated VIEs	$75	$72

In addition, the Company created a trust that is a VIE, to facilitate Prudential Insurance’s Funding Agreement Notes Issuance Program (“FANIP”). The trust issues medium-term notes secured by funding agreements issued to the trust by Prudential Insurance with the proceeds of such notes. The Company is the primary beneficiary of the trust, which is therefore consolidated. The funding agreements represent an intercompany transaction that is eliminated upon consolidation. However, in recognition of the security interest in such funding agreements, the trust’s medium-term note liability of $4,172 million and $2,756 million at December 31, 2005 and 2004, respectively, is classified on the balance sheet within “Policyholders’ account balances.” See Note 8 for more information on FANIP.

Significant Variable Interests in Unconsolidated Variable Interest Entities

In the normal course of its activities, the Company will invest in structured investments, some of which are VIEs. These structured investments typically invest in fixed income investments and are managed by a third party. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. Included among these investments, as of December 31, 2005, are $996 million of fixed maturity securities issued by certain VIEs that manage portfolios of fixed maturity investments. In addition to a stated coupon, these investments provide a return based on an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives that are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio. The Company’s variable interest in each of these VIEs represents less than 50% of the only class of variable interests issued by the VIE.

Securities Pledged, Restricted Assets and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

	2005	2004
	(in millions)
Fixed maturities available for sale	$17,376	$14,801
Trading account assets supporting insurance liabilities	130	2
Other trading account assets	853	54
Separate account assets	3,551	3,467

Total securities pledged	$21,910	$18,324

In the normal course of its business activities, the Company accepts collateral that can be sold or repledged. The primary sources of this collateral are securities in customer accounts and securities purchased under agreements to resell. The fair value of this collateral was approximately $505 million and $369 million at December 31, 2005 and 2004, respectively, of which $177 million in 2005 and $369 million in 2004 had either been sold or repledged.

Assets of $238 million and $280 million at December 31, 2005 and 2004, respectively, were on deposit with governmental authorities or trustees. Additionally, assets carried at $706 million at both December 31, 2005 and 2004 were held in voluntary trusts established primarily to fund guaranteed dividends to certain policyholders and to fund certain employee benefits.

6.     DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

	2005	2004	2003
	(in millions)
Balance, beginning of year	$5,035	$4,933	$4,741
Capitalization of commissions, sales and issue expenses	733	489	461
Amortization	(597)	(479)	(375)
Change in unrealized investment gains and losses	176	88	106
Other (1)	115	4	—

Balance, end of year	$5,462	$5,035	$4,933

(1)        2005 amount reflects reclassification of DAC balance previously netted against reinsurance payables.

7.     VALUATION OF BUSINESS ACQUIRED, GOODWILL AND OTHER INTANGIBLES

Valuation of Business Acquired

The balance of and changes in VOBA as of and for the year ended December 31, are as follows:

	2005	2004
	(in millions)
Balance, beginning of year	$327	$—
Acquisitions	—	343
Amortization (1)	(70)	(41)
Interest (2)	45	25

Balance, end of year	$302	$327

(1)   The weighted average remaining expected life for VOBA amortization is approximately 17 years for the business acquired from CIGNA.

(2)   The interest accrual rate was 7.8%.

The following table provides estimated future amortization, net of interest, for the periods indicated.

VOBA Amortization
(in millions)
2006	$7
2007	4
2008	5
2009	5
2010	5
2011 and thereafter	276

Total	$302

Goodwill

The changes in the book value of goodwill are as follows:

	2005	2004	2003
	(in millions)
Balance, beginning of year	$529	$99	$105
Acquisitions	—	428	—
Disposal of reporting unit	—	(5)	—
Foreign currency translation	(4)	7	(6)

Balance, end of year	$525	$529	$99

The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. As a result of the December 31, 2005, 2004 and 2003 annual impairment tests, the Company determined that no impairments were needed.

Other Intangibles

At December 31, 2005, the gross carrying amount and accumulated amortization for the Company’s other intangibles amounted to $15 million and $9 million, respectively, and at December 31, 2004, $15 million and $5 million, respectively. Other intangibles consist primarily of intangibles related to technology and leasehold improvements associated with the acquisition of the CIGNA businesses. Amortization expense for other intangibles was $4 million, $5 million and $0 million for the years ended December 31, 2005, 2004 and 2003, respectively. Amortization expense for the other intangibles currently owned by the Company is expected to be approximately $3 million in 2006, $2 million in 2007, $1 million in 2008 and $0 million in 2009 and 2010.

8.     POLICYHOLDERS’ LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

	2005	2004
	(in millions)
Life insurance	$53,218	$52,419
Individual and group annuities and supplementary contracts	14,183	14,533
Other contract liabilities	2,428	2,014

Subtotal future policy benefits excluding unpaid claims and claim adjustment expenses	69,829	68,966

Unpaid claims and claim adjustment expenses	1,902	1,727

Total future policy benefits	$71,731	$70,693

Life insurance liabilities include reserves for death and endowment policy benefits, terminal dividends and certain health benefits. Individual and group annuities and supplementary contracts liabilities include reserves for life contingent immediate annuities and life contingent group annuities. Other contract liabilities include unearned revenue and certain other reserves for group and individual life and health products.

Future policy benefits for individual participating traditional life insurance are based on the net level premium method, calculated using the guaranteed mortality and nonforfeiture interest rates which range from 2.5% to 8.5%; less than 1% of the reserves are based on an interest rate in excess of 8%. Participating insurance represented 23% and 26% of domestic individual life insurance in force at December 31, 2005 and 2004, respectively, and 90%, 91% and 92% of domestic individual life insurance premiums for 2005, 2004 and 2003, respectively.

Future policy benefits for individual non-participating traditional life insurance policies, group and individual long-term care policies and individual health insurance policies are equal to the aggregate of (1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) premium deficiency reserves. Assumptions as to mortality, morbidity and persistency are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates used for the aggregate reserves range from 2.5% to 8.3%; less than 1% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for individual and group annuities and supplementary contracts are equal to the aggregate of (1) the present value of expected future payments, and (2) premium deficiency reserves. Assumptions as to mortality are based on the Company’s experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of the aggregate reserves range from 2.3% to 14.8%; less than 2% of the reserves are based on an interest rate in excess of 8%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company’s experience (except for certain group insurance coverages for which future policy benefits are equal to gross unearned premium reserves). The interest rates used in the determination of the present values range from 0% to 6.4%; there are no reserves with an interest rate in excess of 8%.

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. Premium deficiency reserves have been recorded for the group single premium annuity business, which consists of limited-payment, long-duration traditional and non-participating annuities; structured settlements and single premium immediate annuities with life contingencies; and for certain individual health policies. Liabilities of $3,034 million and $3,300 million are included in “Future policy benefits” with respect to these deficiencies at December 31, 2005 and 2004, respectively.

The Company’s liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 9.

The following table provides a reconciliation of the activity in the liability for unpaid claims and claim adjustment expenses for accident and health insurance at December 31:

	2005	2004	2003
	(in millions)
Balance at January 1	$1,727	$1,620	$1,560
Less reinsurance recoverables, net	18	17	24

Net balance at January 1	1,709	1,603	1,536

Incurred related to:
Current year	574	573	542
Prior years	71	48	33

Total incurred	645	621	575

Paid related to:
Current year	164	159	153
Prior years	381	356	355

Total paid	545	515	508

Net balance at December 31	1,809	1,709	1,603
Plus reinsurance recoverables, net	93	18	17

Balance at December 31	$1,902	$1,727	$1,620

The unpaid claims and claim adjustment expenses presented above include estimates for liabilities associated with reported claims and for incurred but not reported claims based, in part, on the Company’s experience. Changes in the estimated cost to settle unpaid claims are charged or credited to the Consolidated Statements of Operations periodically as the estimates are revised. Accident and health unpaid claims liabilities are discounted using interest rates ranging 0% to 6.0%.

The amounts incurred for claims and claim adjustment expenses for accident and health in 2005, 2004 and 2003 that related to prior years were primarily due to required interest somewhat offset by long-term disability claim termination experience.

Policyholders’ Account Balances

Policyholders’ account balances at December 31, are as follows:

	2005	2004
	(in millions)
Individual annuities	$7,346	$7,643
Group annuities	17,935	18,072
Guaranteed investment contracts and guaranteed interest accounts	13,802	14,223
Funding agreements	5,610	3,629
Interest-sensitive life contracts	4,964	4,473
Dividend accumulations and other	11,665	11,396

Policyholders’ account balances	$61,322	$59,436

Policyholders’ account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. These policyholders’ account balances also include provisions for benefits under non-life contingent payout annuities. Included in “Funding agreements” at December 31, 2005 and 2004, are $4,172 million and $2,756 million, respectively, of medium-term notes of consolidated variable interest entities secured by funding agreements purchased from the Company with the proceeds of such notes. The interest rates associated with such notes range from 3.6% to 4.7%. Also included in funding agreements at December 31, 2005, are $1,075 million of affiliated funding agreements with Prudential

Financial in support of a retail note issuance program to financial wholesalers. Interest crediting rates range from 0% to 7.2% for interest-sensitive life contracts and from 0% to 13.4% for contracts other than interest-sensitive life. Less than 2% of policyholders’ account balances have interest crediting rates in excess of 8%.

9.     CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (a) total deposits made to the contract less any partial withdrawals (“return of net deposits”), (b) total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”), or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary (“anniversary contract value”). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period.

The Company also issues annuity contracts with contractually guaranteed death benefits and market value adjusted investment options (“MVAs”), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a “market adjusted value” if surrendered prior to maturity or if funds are reallocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”). Variable life and variable universal life contracts are offered with general and separate account options, similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as “Separate account assets” with an equivalent amount reported as “Separate account liabilities.” Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in “Policy charges and fee income” and changes in liabilities for minimum guarantees are generally included in “Policyholders’ benefits.” In 2005 and 2004 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company’s contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2005 and 2004, the Company had the following guarantees associated with these contracts, by product and guarantee type:

	December 31, 2005		December 31, 2004
Variable Annuity Contracts	In the Event of Death	At Annuitization/ Accumulation	In the Event of Death	At Annuitization/ Accumulation
	(dollars in millions)

Return of net deposits
Account value	$2,708	N/A	$2,186	N/A
Net amount at risk	$4	N/A	$7	N/A
Average attained age of contractholders	62 years	N/A	62 years	N/A

Minimum return or anniversary contract value
Account value	$12,140	$3,248	$11,755	$2,035
Net amount at risk	$1,207	$1	$1,491	$1
Average attained age of contractholders	64 years	59 years	65 years	59 years
Average period remaining until earliest expected annuitization	N/A	6 years	N/A	6 years

	Unadjusted Value	Adjusted Value	Unadjusted Value	Adjusted Value
Market value adjusted annuities
Account value	$295	$299	$329	$345

	December 31, 2005	December 31, 2004
Variable Life, Variable Universal Life and Universal Life Contracts	In the Event of Death
	(dollars in millions)

No lapse guarantees
Separate account value	$1,869	$1,626
General account value	$594	$394
Net amount at risk	$39,173	$32,295
Average attained age of contractholders	45 years	45 years

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

	December 31, 2005	December 31, 2004
	(in millions)
Equity funds	$10,278	$8,996
Bond funds	809	922
Balanced funds	699	719
Money market funds	272	321
Other	140	80
Total	$12,198	$11,038

In addition to the amounts invested in separate account investment options above, $2,650 million at December 31, 2005 and $2,902 million at December 31, 2004 of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits (“GMDB”) and guaranteed minimum income benefits (“GMIB”) are included in “Future policy benefits” and the related changes in the liabilities are included in “Policyholders’ benefits.” Guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum income and withdrawal benefits (“GMIWB”) features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through “Realized investment gains (losses), net.” The GMWB feature is not offered directly by the Company. The risk arising from this feature has been assumed by the Company, retroactive to October 2003, via an automatic coinsurance agreement executed in 2004 with the American Skandia Life Assurance Corporation (“ASLAC”), an affiliated company. In 2005, the Company began offering the GMIWB feature with certain variable annuity products. The majority of the risk related to this feature offered by the Company has been ceded, via automatic coinsurance agreements with Pruco Re Ltd. of Bermuda, an affiliated company. In addition, the Company also assumes the risk for the GMIWB feature via an automatic coinsurance agreement with ASLAC, for certain contracts written by that company.

	GMDB	GMIB	GMWB/ GMIWB
	(in millions)
Balance at January 1, 2004	$47	$2	$—
Incurred guarantee benefits	22	5	—
Paid guarantee benefits and other	(23)	—	—
Balance at December 31, 2004	46	7	—
Incurred guarantee benefits	25	5	—
Paid guarantee benefits and other	(17)	—	—
Balance at December 31, 2005	$54	$12	$—

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue, the present value of expected death benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB liability balance, with a related charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised. The GMIB liability was determined at December 31, 2005 and 2004 by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance.

The present value of death benefits in excess of the projected account balance and the present value of total expected assessments for GMDB’s were determined over a reasonable range of stochastically generated scenarios. For variable annuities and variable universal life, 5,000 scenarios were stochastically generated and, from these, 200 scenarios were selected using a sampling technique. For variable life, various scenarios covering a reasonable range were weighted based on a statistical lognormal model. For universal life, 10,000 scenarios were stochastically generated and, from these, 100 were selected.

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative premiums when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater.

The GMIWB feature provides a contractholder two optional methods to receive guaranteed minimum payments over time- a “withdrawal” option or an “income” option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: a) the account value on the date of first withdrawal; b) cumulative premiums when withdrawals commence, less cumulative withdrawals plus a minimum return; or c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary to the date of such first withdrawal. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount based on the total guaranteed balance each year for the annuitant’s life. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization.

Sales Inducements

The Company defers sales inducements and amortizes them over the anticipated life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in “Other assets.” The Company offers various types of sales inducements. These inducements include: (i) a bonus whereby the policyholder’s initial account balance is increased by an amount equal to a specified percentage of the customer’s initial deposit, (ii) additional interest credits after a certain number of years a contract is held and (iii) enhanced interest crediting rates that are higher than the normal general account interest rate credited on certain product lines. Changes in deferred sales inducements are as follows:

Sales Inducements
(in millions)
Balance at January 1, 2004	$86
Capitalization	48
Amortization	(14)
Balance at December 31, 2004	120
Capitalization	52
Amortization	(18)
Balance at December 31, 2005	$154

10.                                                                                                                        CLOSED BLOCK

On the date of demutualization, Prudential Insurance established a Closed Block for certain individual life insurance policies and annuities issued by Prudential Insurance in the U.S. The recorded assets and liabilities were allocated to the Closed Block at their historical carrying amounts. The Company established a separate closed block for participating individual life insurance policies issued by the Canadian branch of Prudential Insurance. Due to the substantially smaller number of outstanding Canadian policies, this separate closed block is insignificant in size and is not included in the information presented below.

The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and for which Prudential Insurance is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, assuming experience underlying such scales continues. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to stockholders. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in force unless, with the consent of the New Jersey insurance regulator, it is terminated earlier.

The excess of Closed Block Liabilities over Closed Block Assets at the date of the demutualization (adjusted to eliminate the impact of related amounts in “Accumulated other comprehensive income (loss)”) represented the estimated maximum future earnings at that date from the Closed Block expected to result from operations attributed to the Closed Block after income taxes. In establishing the Closed Block, the Company developed an actuarial calculation of the timing of such maximum future earnings. If actual cumulative earnings of the Closed Block from inception through the end of any given period are greater than the expected cumulative earnings, only the expected earnings will be recognized in income. Any excess of actual cumulative earnings over expected cumulative earnings will represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation. The policyholder dividend obligation represents amounts to be paid to Closed Block policyholders as an additional policyholder dividend unless otherwise offset by future Closed Block performance that is less favorable than originally expected. If the actual cumulative earnings of the Closed Block from its inception through the end of any given period are less than the expected cumulative earnings of the Closed Block, the Company will recognize only the actual earnings in income. However, the Company may reduce policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equaled the expected cumulative earnings. At December 31, 2005, the Company recognized a policyholder dividend obligation of $326 million to Closed Block policyholders for the excess of actual cumulative earnings over the expected cumulative earnings. Additionally, net unrealized investment gains that have arisen subsequent to the establishment of the Closed Block were reflected as a policyholder dividend obligation of $2.302 billion and $3.141 billion at December 31, 2005 and 2004, respectively, to be paid to Closed Block policyholders unless otherwise offset by future experience, with an offsetting amount reported in “Accumulated other comprehensive income (loss).”

On December 14, 2004, Prudential Insurance’s Board of Directors acted to reduce dividends, effective January 1, 2005 on Closed Block policies to reflect changes in the economic environment, primarily the persistent low levels of fixed income interest rates experienced in recent years, as well as poor equity returns. These actions resulted in a $91 million reduction of the liability for policyholder dividends recognized in the year ended December 31, 2004. There was no change to the dividend scale for 2006.

Closed Block Liabilities and Assets designated to the Closed Block at December 31, as well as maximum future earnings to be recognized from Closed Block Liabilities and Closed Block Assets, are as follows:

	2005	2004
	(in millions)
Closed Block Liabilities
Future policy benefits	$50,112	$49,511
Policyholders’ dividends payable	1,089	1,077
Policyholder dividend obligation	2,628	3,141
Policyholders’ account balances	5,568	5,557
Other Closed Block liabilities	9,676	8,943

Total Closed Block Liabilities	69,073	68,229

Closed Block Assets
Fixed maturities, available for sale, at fair value	45,564	44,870
Equity securities, available for sale, at fair value	2,967	2,620
Commercial loans	6,750	6,707
Policy loans	5,403	5,454
Other long-term investments	923	996
Short-term investments	1,340	1,769
Total investments	62,947	62,416
Cash and cash equivalents	2,167	1,800
Accrued investment income	658	668
Other Closed Block assets	286	343

Total Closed Block Assets	66,058	65,227

Excess of reported Closed Block Liabilities over Closed Block Assets	3,015	3,002
Portion of above representing accumulated other comprehensive income:
Net unrealized investment gains	2,402	3,459
Allocated to policyholder dividend obligation	(2,302)	(3,141)

Future earnings to be recognized from Closed Block Assets and Closed Block Liabilities	$3,115	$3,320

Information regarding the policyholder dividend obligation is as follows:

	2005	2004
	(in millions)
Balance, January 1	$3,141	$2,443
Impact on income before gains allocable to policyholder dividend obligation	326	—
Change in unrealized investment gains	(839)	698
Balance, December 31	$2,628	$3,141

Closed Block revenues and benefits and expenses for the years ended December 31, 2005, 2004 and 2003 were as follows:

	2005	2004	2003
	(in millions)
Revenues
Premiums	$3,619	$3,776	$3,860
Net investment income	3,447	3,392	3,326
Realized investment gains (losses), net	624	709	430
Other income	50	59	64

Total Closed Block revenues	7,740	7,936	7,680

Benefits and Expenses
Policyholders’ benefits	3,993	4,056	4,174
Interest credited to policyholders’ account balances	137	137	139
Dividends to policyholders	2,653	2,364	2,452
General and administrative expenses	717	710	759

Total Closed Block benefits and expenses	7,500	7,267	7,524

Closed Block revenues, net of Closed Block benefits and expenses, before income taxes	240	669	156

Income tax expense (benefit)	35	19	(21)

Closed Block revenues, net of Closed Block benefits and expenses and income taxes	$205	$650	$177

11.  REINSURANCE

The Company participates in reinsurance in order to provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. In addition, the acquisition of the retirement business of CIGNA on April 1, 2004, required the Company through its wholly owned subsidiary, PRIAC, to enter into certain reinsurance arrangements with CIGNA to effect the transfer of the retirement business included in the transaction. These reinsurance arrangements include coinsurance-with-assumption, modified-coinsurance-with assumption, and modified-coinsurance-without-assumption and are more fully described in Note 4.

Life and disability reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, per person excess and coinsurance. In addition, the Company entered into reinsurance agreements covering 90% of the Closed Block policies, including 17% with an affiliate. The Company accounts for these modified coinsurance arrangements under the deposit method of accounting. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period. Amounts recoverable from reinsurers, for both short-and long-duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies.

The Company participates in reinsurance transactions with the following subsidiaries of Prudential Financial: Prudential Life Insurance Company of Taiwan Inc., The Prudential Life Insurance Company of Korea, Ltd., The Prudential Life Insurance Company, Ltd., Pramerica Life S.p.A., Prudential Seguros, S.A., Pramerica Zycie Towarzystwo Ubezpieczen i Reasekuracji S.A., Prudential Holdings of Japan, Inc., Pruco Reinsurance Ltd. and American Skandia Life Assurance Corporation.

The tables presented below exclude amounts pertaining to the Company’s discontinued operations.

Reinsurance amounts included in the Consolidated Statements of Operations for the years ended December 31, were as follows:

	2005	2004	2003
	(in millions)
Direct premiums	$8,680	$8,046	$7,822
Reinsurance assumed	660	394	277
Reinsurance ceded	(1,206)	(1,076)	(975)

Premiums	$8,134	$7,364	$7,124

Policyholders’ benefits ceded	$1,135	$952	$851

“Premiums” includes affiliated direct premiums of $81 million, $85 million and $85 million, affiliated reinsurance assumed of $586 million, $317 million and $196 million and affiliated reinsurance ceded of $(164) million, $(246) million and $(222) million for the years ended December 31, 2005, 2004 and 2003, respectively.

Affiliated policyholders’ benefits assumed were $70 million, $73 million and $59 million for the years ended December 31, 2005, 2004 and 2003, respectively. Affiliated policyholders’ benefits ceded were $(48) million, $(66) million and $(76) million for the years ended December 31, 2005, 2004, and 2003, respectively. Changes in reserves due to affiliated reinsurance for the years ended December 31, 2005, 2004 and 2003, were $325 million, $29 million and $8 million, respectively.

“General and administrative expenses” include affiliated assumed expenses of $69 million, $110 million and $54 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Reinsurance recoverables at December 31, are as follows:

	2005	2004
	(in millions)
Individual and group annuities (1)	$2,913	$32,215
Life insurance	1,039	1,025
Other reinsurance	135	58

Total reinsurance recoverable	$4,087	$33,298

(1)   Primarily represents reinsurance recoverables at December 31, 2005 and 2004, under the modified coinsurance arrangement associated with the acquisition of the retirement business of CIGNA. The Company has recorded a related reinsurance payable of $2,910 million and $32,198 million at December 31, 2005 and 2004, respectively.

“Reinsurance recoverables” includes affiliated receivables of $626 million and $596 million at December 31, 2005 and 2004, respectively. After excluding both the reinsurance recoverable associated with the acquisition of the retirement business of CIGNA and affiliated reinsurance recoverables, three major reinsurance companies account for approximately 68% of the remaining reinsurance recoverable at December 31, 2005. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable therefrom in order to minimize its exposure to loss from reinsurer insolvencies, recording an allowance when necessary for uncollectible reinsurance.

“Reinsurance payables” includes affiliated payables of $671 million and $267 million at December 31, 2005 and 2004, respectively.

Additionally, “Due from parent and affiliates” includes $61 million and zero million of affiliated receivables at December 31, 2005 and 2004, respectively and “Due to parent and affiliates” includes $505 million and zero million of affiliated payables at December 31, 2005 and 2004, respectively, for an affiliated reinsurance agreement accounted for under the deposit method of accounting.

12.  SHORT-TERM AND LONG-TERM DEBT

Short-term Debt

Short-term debt at December 31, is as follows:

Description	2005	2004
	(in millions)
Commercial paper	$6,797	$2,001
Notes payable (1)	88	216
Current portion of long-term debt	63	58

Total short-term debt	$6,948	$2,275

(1)   Notes payable includes notes due to a related party of $146 million at December 31, 2004, which matured on January 10, 2005 and bore an interest rate of 2.3%.

The weighted average interest rate on outstanding short-term debt, excluding the current portion of long-term debt, was approximately 4.2% and 2.1% at December 31, 2005 and 2004, respectively.

At December 31, 2005, the Company had $2,075 million in committed lines of credit from numerous financial institutions, all of which were unused. These lines of credit generally have terms ranging from one to five years.

The Company issues commercial paper primarily to manage operating cash flows and existing commitments, to meet working capital needs and to take advantage of current investment opportunities. At December 31, 2005 and 2004, a portion of commercial paper borrowings were supported by $2,000 million and $1,500 million of the Company’s existing lines of credit, respectively. At December 31, 2005 and 2004, the weighted average maturity of commercial paper outstanding was 17 and 25 days, respectively.

Long-term Debt

Long-term debt at December 31, is as follows:

Description	Maturity Dates	Rate	2005	2004
			(in millions)
Fixed rate notes
Fixed rate note subject to set-off arrangements	2009	4.45%	$957	$952
Other fixed rate notes (1)	2006-2023	4.75%-7.30%	1,923	1,786
Surplus notes	2007-2025	(2)	693	692

Sub-total			3,573	3,430
Less assets under set-off arrangements (3)			822	784

Total long-term debt			$2,751	$2,646

(1)   Other fixed rate notes at December 31, 2005 and 2004 includes $1,095 million and $896 million, respectively, due to a related party. These notes mature in 2014 and 2015 and bear interest rates ranging from 4.75% to 5.1%.

(2)   The interest rate on the Surplus notes ranged from 7.65% to 8.30% in 2005 and 2004.

(3)   Assets under set-off arrangements represent a reduction in the amount of fixed rate notes included in long-term debt, related to an arrangement where valid rights of set-off exist and it is the intent of both parties to settle on a net basis under legally enforceable arrangements.

Several long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 2005 and 2004, the Company was in compliance with all debt covenants.

Payment of interest and principal on the surplus notes issued after 1993, of which $693 million and $692 million was outstanding at December 31, 2005 and 2004, respectively, may be made only with the prior approval of the Commissioner of Banking and Insurance of the State of New Jersey (the “Commissioner”). The Commissioner could prohibit the payment of the interest and principal on the surplus notes if certain statutory capital requirements are not met. At December 31, 2005, the Company has met these statutory capital requirements.

In order to modify exposure to interest rate and currency exchange rate movements, the Company utilizes derivative instruments, primarily interest rate swaps, in conjunction with some of its debt issues. These instruments qualify for hedge accounting treatment. The impact of these instruments, which is not reflected in the rates presented in the tables above, were decreases of $28 million in interest expense for the years ended December 31, 2005 and 2004. Floating rates are determined by contractual formulas and may be subject to certain minimum or maximum rates. See Note 19 for additional information on the Company’s use of derivative instruments.

Interest expense for short-term and long-term debt, including interest on affiliated debt, was $366 million, $202 million and $167 million, for the years ended December 31, 2005, 2004 and 2003, respectively. Interest expense related to affiliated debt was $53 million for the year ended December 31, 2005. “Due to parent and affiliates” included $13 million associated with the affiliated long-term interest payable at December 31, 2005.

Included in “Policyholders’ account balances” are additional debt obligations of the Company. See Note 8 for further discussion.

13.  STOCK-BASED COMPENSATION

In 2005 and prior, Prudential Financial issued stock-based compensation including stock options.

Employee Stock Options

As discussed in Note 2, effective January 1, 2003, Prudential Financial changed its accounting for employee stock options to adopt the fair value recognition provisions of SFAS No. 123 prospectively for all new awards granted to employees on or after January 1, 2003. Prior to January 1, 2003, Prudential Financial accounted for employee stock options using the intrinsic value method of Accounting Principles Board (“APB”) Opinion No. 25, “Accounting for Stock Issued to Employees,” and related interpretations. Under this method, neither Prudential Financial nor the Company recognized any stock-based compensation expense for employee stock options as all options granted had an exercise price equal to the market value of the underlying Common Stock on the date of grant. The results of operations of the Company for the years ended December 31, 2005, 2004 and 2003, include costs of $18 million, $11 million and $3 million, respectively, associated with employee stock options issued by Prudential Financial to certain employees of the Company.

14.  EMPLOYEE BENEFIT PLANS

Pension and Other Postretirement Plans

The Company has funded and non-funded non-contributory defined benefit pension plans, which cover substantially all of its employees as well as employees of certain destacked subsidiaries. For some employees, benefits are based on final average earnings and length of service, while benefits for other employees are based on an account balance that takes into consideration age, service and earnings during their career.

The Company provides certain health care and life insurance benefits for its retired employees (including those of certain destacked subsidiaries), their beneficiaries and covered dependents (“other postretirement benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees may become eligible to receive other postretirement benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service. The Company has elected to amortize its transition obligation for other postretirement benefits over 20 years.

On December 8, 2003, President Bush signed the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (“the Act”) into law. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments.

On May 19, 2004, the FASB issued FSP 106-2, “Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement, and Modernization Act of 2003.” In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation (“APBO”) as of January 1, 2004 to account for the subsidy and other effects of the Act. This remeasurement resulted in a $39 million reduction in postretirement benefit costs in 2004. The $39 million reduction in postretirement benefit costs reflects $33 million as a result of the subsidy and is comprised of an $18 million reduction in the amortization of actuarial loss, a $15 million reduction in interest costs, and no reduction in service cost. The reduction in the APBO for the subsidy related to past service was $337 million.

Prepaid and accrued benefits costs are included in “Other assets” and “Other liabilities,” respectively, in the Company’s Consolidated Statements of Financial Position. The status of these plans as of September 30, adjusted for fourth-quarter activity, is summarized below:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(in millions)
Change in benefit obligation
Benefit obligation at the beginning of period	$(6,790)	$(7,101)	$(2,685)	$(2,859)
Service cost	(135)	(118)	(11)	(10)
Interest cost	(387)	(389)	(142)	(147)
Plan participants’ contributions	—	—	(17)	(15)
Amendments	—	—	48	(13)
Annuity purchase	—	3	—	—
Actuarial gains/(losses), net	(396)	84	162	150
Curtailments	—	—	—	—
Settlements	—	—	7	—
Contractual termination benefits	—	—	—	—
Special termination benefits	(10)	—	—	—
Transfers from destacked subsidiaries	—	—	—	—
Transfers to destacked subsidiaries	11	—	—	—
Benefits paid	456	731	219	211
Foreign currency changes	—	—	(1)	(2)

Benefit obligation at end of period	$(7,251)	$(6,790)	$(2,420)	$(2,685)

Change in plan assets
Fair value of plan assets at beginning of period	$9,117	$8,643	$1,056	$1,131
Actual return on plan assets	1,118	1,176	115	112
Annuity purchase	—	(3)	—	—
Employer contributions	37	32	27	9
Plan participants’ contributions	—	—	17	15
Benefits paid	(456)	(731)	(219)	(211)

Fair value of plan assets at end of period	$9,816	$9,117	$996	$1,056

Funded status
Funded status at end of period	$2,565	$2,327	$(1,424)	$(1,629)
Unrecognized transition liability	—	—	4	5
Unrecognized prior service costs	125	144	(96)	(54)
Unrecognized actuarial losses, net	934	896	421	657
Effects of fourth quarter activity	9	8	33	3

Net amount recognized	$3,633	$3,375	$(1,062)	$(1,018)

Amounts recognized in the Statements of Financial Position
Prepaid benefit cost	$3,987	$3,689	$—	$—
Accrued benefit liability	(556)	(440)	(1,062)	(1,018)
Intangible asset	—	—	—	—
Accumulated other comprehensive income	202	126	—	—

Net amount recognized	$3,633	$3,375	$(1,062)	$(1,018)

Accumulated benefit obligation	$(7,007)	$(6,556)	$(2,420)	$(2,685)

The projected benefit obligations, accumulated benefit obligations and fair value of plan assets for the pension plans with accumulated benefit obligations in excess of plan assets were $633 million, $565 million and zero million, respectively, at September 30, 2005 and $516 million, $448 million and zero million, respectively, at September 30, 2004.

In 2005 and 2004, the pension plan purchased annuity contracts from Prudential Insurance for zero million and $3 million, respectively. The approximate future annual benefit payment for all annuity contracts was $23 million in both 2005 and 2004.

There were no material pension amendments in 2005 or 2004. There were postretirement amendments in 2005 and 2004 as described below. The benefit obligation for other postretirement benefits decreased by $48 million in 2005 for changes in the substantive plan made to medical and dental benefits. There was a decrease in cost of $44 million related to cost sharing changes for certain retirees for medical and dental benefits. There was also a decrease of $4 million related to change in plan co-payment and coinsurance levels for certain retirees for medical benefits. The benefit obligation for other postretirement benefits increased by $13 million in 2004 for changes in the substantive plan made to medical, dental and life insurance benefits. There was an increase in cost of $11 million related to cost sharing changes for certain retirees for medical benefits. There was also an increase in cost of $2 million associated with providing Prudential Financial benefits to employees of CIGNA Life that were brought into Prudential Financial postretirement plans reflected at the January 1, 2004 remeasurement with credit for prior service.

Net periodic (benefit) cost included in “General and administrative expenses” in the Company’s Consolidated Statements of Operations for the years ended December 31, includes the following components:

	Pension Benefits			Other Postretirement Benefits
	2005	2004	2003	2005	2004	2003
	(in millions)
Components of net periodic (benefit) cost
Service cost	$135	$118	$149	$11	$10	$13
Interest cost	387	389	419	142	147	150
Expected return on plan assets	(788)	(824)	(833)	(80)	(81)	(84)
Amortization of transition amount	—	(23)	(107)	1	1	2
Amortization of prior service cost	19	19	29	(5)	(7)	—
Amortization of actuarial net loss	18	18	8	36	28	10
Settlements	—	—	—	2	—	—
Curtailments	—	—	37	—	—	—
Contractual termination benefits	—	—	—	—	—	—
Special termination benefits	10	—	44	—	—	1

Net periodic (benefit) cost	$(219)	$(303)	$(254)	$107	$98	$92

Certain employees in 2005 were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination. Certain employees were provided special termination benefits in conjunction with their termination of employment related to transactions in 2003 for certain destacked subsidiaries. These benefits include the cost of vesting plan participants, accruing benefits until year-end, crediting service for vesting purposes and certain early retirement subsidies.

The increase in the minimum liability included in “Accumulated other comprehensive income” as of September 30, 2005 and September 30, 2004 is as follows:

	Pension Benefits		Other Postretirement Benefits
	2005	2004	2005	2004
	(in millions)
Increase in minimum liability included in other comprehensive income	$76	$19	$—	$—

The assumptions at September 30, used by the Company to calculate the domestic benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	Pension Benefits			Other Postretirement Benefits
	2005	2004	2003	2005	2004	2003
Weighted-average assumptions
Discount rate (beginning of period)	5.75%	5.75%	6.50%	5.50%	5.75%	6.50%
Discount rate (end of period)	5.50%	5.75%	5.75%	5.50%	5.50%	5.75%
Rate of increase in compensation levels (beginning of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Rate of increase in compensation levels (end of period)	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Expected return on plan assets (beginning of period)	8.50%	8.75%	8.75%	8.25%	7.75%	7.75%
Health care cost trend rates (beginning of period)				5.44–10.00%	6.05–10.00%	6.40–10.00%
Health care cost trend rates (end of period)	—	—	—	5.09–9.06%	5.44–10.00%	6.05–10.00%
For 2005, 2004 and 2003 the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2007 (beginning of period)	—	—	—	5.00%	5.00%	5.00%
For 2005, 2004 and 2003 the ultimate health care cost trend rate after gradual decrease until: 2009, 2009, 2007 (end of period)	—	—	—	5.00%	5.00%	5.00%

The domestic discount rate used to value the pension and postretirement benefit obligations is based upon rates commensurate with current yields on high quality corporate bonds. The first step in determining the discount rate is the compilation of approximately 550 to 600 Aa-graded bonds across the full range of maturities. Since yields can vary widely at each maturity point, we generally avoid using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misgraded. This refinement process generally results in having a distribution from the 10th to 90th percentile. A spot yield curve is developed from this data that is then used to determine the present value of the expected disbursements associated with the pension and postretirement obligations, respectively. This results in the present value for each respective benefit obligation. A single discount rate is calculated that results in the same present value. The rate is then rounded to the nearest 25 basis points.

The pension and postretirement expected long term rates of return for 2005 were determined based upon an approach that considered an expectation of the allocation of plan assets during the measurement period of 2005. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. The expected returns by asset class contemplate the risk free interest rate environment as of the measurement date and then add a risk premium. The risk premium is a range of percentages and is based upon historical information and other factors such as expected reinvestment returns and asset manager performance.

The Company applied the same approach to the determination of the expected long term rate of return in 2006. The expected long term rate of return for 2006 is 8.00% and 9.25%, respectively, for the pension and postretirement plans.

The Company, with respect to pension benefits, uses market related value to determine the components of net periodic benefit cost. Market related value is a measure of asset value that reflects the difference between actual and expected return on assets over a five year period.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plan. A one-percentage point increase and decrease in assumed health care cost trend rates would have the following effects:

Other Postretirement Benefits
2005
(in millions)
One percentage point increase
Increase in total service and interest costs	$11
Increase in postretirement benefit obligation	172

One percentage point decrease
Decrease in total service and interest costs	$10
Decrease in postretirement benefit obligation	148

Pension and postretirement plan asset allocation as of September 30, 2005 and September 30, 2004, are as follows:

	Pension Percentage of Plan Assets as of September 30		Postretirement Percentage of Plan Assets as of September 30
	2005	2004	2005	2004
Asset category
U.S. Stocks	29%	41%	79%	58%
International Stocks	7%	11%	10%	6%
Bonds	51%	40%	7%	22%
Short-term Investments	0%	0%	3%	3%
Real Estate	6%	6%	1%	0%
Municipal Bonds	0%	0%	0%	11%
Other	7%	2%	0%	0%

Total	100%	100%	100%	100%

The Company, for its domestic pension and postretirement plans, has developed guidelines for asset allocations. As of the September 30, 2005 measurement date the range of target percentages are as follows:

	Pension Investment Policy Guidelines as of September 30, 2005		Postretirement Investment Policy Guidelines as of September 30, 2005
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	19%	35%	53%	98%
International Stocks	2%	8%	1%	13%
Bonds	45%	64%	0%	21%
Short-term Investments	0%	16%	0%	20%
Real Estate	0%	13%	0%	13%
Municipal Bonds	0%	0%	1%	1%
Other	0%	13%	0%	0%

Management reviews its investment strategy on an annual basis.

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and real estate, while meeting the cash requirements for a pension obligation that includes a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments. The pension plan risk management practices include guidelines for asset concentration, credit rating and liquidity. The pension plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, real estate, short-term investments and municipal bonds, while meeting the cash requirements for the postretirement obligations that includes a medical benefit including prescription drugs, a dental benefit and a life benefit. Stocks are used to provide expected growth in assets deposited into the plan assets. Bonds provide liquidity and income. Real estate provides for capital growth and income. Short-term investments provide liquidity and allow for defensive asset mixes. Municipal bonds provide liquidity and tax efficient income, where appropriate. The postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity, and tax efficiency. The postretirement plan does not invest in leveraged derivatives. Derivatives such as futures contracts are used to reduce transaction costs and change asset concentration.

There were no investments in Prudential Financial Inc. Common Stock as of September 30, 2005 or 2004 for either the pension plan or postretirement plans. Pension plan assets of $8,201 million and $7,161 million are included in separate account assets and liabilities as of September 30, 2005 and 2004, respectively.

The expected benefit payments for the Company’s pension and postretirement plans for the years indicated are as follows:

	Pension	Other Postretirement Benefits	Other Postretirement Benefits Subsidy Receipt
	(in millions)
2006	$428	$211	$17
2007	430	217	19
2008	433	219	20
2009	442	218	21
2010	450	214	21
2011-2015	2,424	1,006	115

Total	$4,607	$2,085	$213

The Company anticipates that it will make cash contributions in 2006 of approximately $35 million to the pension plans and approximately $140 million to the postretirement plans.

Postemployment Benefits

The Company accrues postemployment benefits primarily for health and life benefits provided to former or inactive employees who are not retirees. The net accumulated liability for these benefits at December 31, 2005 and 2004, was $55 million and $62 million, respectively, and is included in “Other liabilities.”

Other Employee Benefits

The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The matching contributions by the Company included in “General and administrative expenses” were $44 million, $52 million and $54 million for the years ended December 31, 2005, 2004 and 2003, respectively.

15.  INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

	2005	2004	2003
	(in millions)
Current tax expense (benefit)
U.S.	$(99)	$517	$379
State and local	(16)	(12)	2
Foreign	19	9	15

Total	(96)	514	396

Deferred tax expense (benefit)
U.S.	236	284	48
State and local	18	(3)	(16)
Foreign	—	—	(1)

Total	254	281	31

Total income tax expense	$158	$795	$427

The Company’s actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

	2005	2004	2003
	(in millions)
Expected federal income tax expense	$862	$958	$558
Completion of IRS examination for the years 1997 to 2001	(550)	—	—
Non-taxable investment income	(160)	(131)	(56)
Repatriation of foreign earnings	69	—	—
Change in valuation allowance	(22)	—	(19)
Other	(41)	(32)	(56)

Total income tax expense	$158	$795	$427

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

	2005	2004
	(in millions)
Deferred tax assets
Insurance reserves	$1,007	$1,133
Policyholder dividends	1,212	1,287
Other	476	871

Deferred tax assets before valuation allowance	2,695	3,291
Valuation allowance	(2)	(24)

Deferred tax assets after valuation allowance	2,693	3,267

Deferred tax liabilities
Net unrealized investment gains	1,840	2,765
Deferred policy acquisition costs	1,173	1,069
Employee benefits	600	607
Other	346	361

Deferred tax liabilities	3,959	4,802

Net deferred tax liability	$(1,266)	$(1,535)

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax asset after valuation allowance. A valuation allowance has been recorded primarily related to tax benefits associated with federal net operating losses and state and local deferred tax assets. At December 31, 2005 and 2004, respectively, the Company had federal net operating and capital loss carryforwards of $130 million and $66 million, which expire between 2007 and 2024. At December 31, 2005 and 2004, respectively, the Company had state operating and capital loss carryforwards for tax purposes approximating $35 million and $32 million, which expire between 2007 and 2025.

The Company previously had not provided U.S. income taxes on unremitted foreign earnings of its non-U.S. operations because such earnings had been considered to be permanently reinvested in such operations. During 2005, the Company determined that historical earnings of its Canadian operations are no longer considered permanently reinvested and will be available for repatriation to the U.S. The U.S. income tax expense of $69 million associated with the repatriation of the Canadian operations’ earnings has been recognized.

On January 26, 2006, the Internal Revenue Service (“IRS”) officially closed the audit of the Company’s consolidated federal income tax returns for the 1997 to 2001 periods. As a result of certain favorable resolutions, the Company’s consolidated statement of operations for the year ended December 31, 2005 includes an income tax benefit of $550 million, reflecting a reduction in the Company’s liability for income taxes. The Company’s consolidated federal income tax returns for the 2002 and 2003 periods are currently under examination.

16.  STOCKHOLDER’S EQUITY

Dividend Restrictions

New Jersey insurance law provides that dividends or distributions may be declared or paid by Prudential Insurance without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. Unassigned surplus of Prudential Insurance was $2,703 million at December 31, 2005. There were applicable adjustments for unrealized capital gains of $252 million at December 31, 2005. In addition, Prudential Insurance must obtain non-disapproval from the New Jersey insurance regulator before paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, would exceed the greater of 10% of Prudential Insurance’s surplus as of the preceding December 31 ($7.1 billion as of December 31, 2005) or its net gain from operations for the twelve month period ending on the preceding December 31, excluding realized capital gains and losses ($1.8 billion for the year ended December 31, 2005). The laws regulating dividends of Prudential Insurance’s other insurance subsidiaries domiciled in other states are similar, but not identical, to New Jersey’s.

Statutory Net Income and Surplus

Prudential Insurance is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions as well as valuing investments and certain assets and accounting for deferred taxes on a different basis. Statutory net income of Prudential Insurance amounted to $2,170 million, $1,878 million and $1,231 million for the years ended December 31, 2005, 2004 and 2003, respectively. Statutory capital and surplus of Prudential Insurance amounted to $7,065 million and $8,420 million at December 31, 2005 and 2004, respectively.

The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under the New York Insurance Law and for determining whether its financial condition warrants the payment of a dividend to its policyholders. No consideration is given by the New York State Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.

17.  RELATED PARTY TRANSACTIONS

Service Agreements – Services Provided

The Company has service agreements with Prudential Financial and certain of its subsidiaries. These companies, along with their subsidiaries, include, PRUCO, Inc. (includes Prudential Securities Group, Inc. and Prudential P&C Holdings, Inc.), Prudential Asset Management Holding Company, Prudential International Insurance Holdings, Ltd., Prudential International Insurance Service Company, LLC, Prudential IBH Holdco, Inc., Prudential Real Estate and Relocation Services, Inc., Prudential International Investments Corporation, Prudential International Investments, LLC, Skandia U.S., Inc. and Prudential Japan Holdings, LLC. Under these agreements, the Company provides general and administrative services and, accordingly, charges these companies for such services. These charges totaled $466 million, $430 million and $501 million for the years ended December 31, 2005, 2004, and 2003, respectively, and are recorded as a reduction to the Company’s “General and administrative expenses.”

The Company also engages in other transactions with affiliates in the normal course of business. Affiliated revenues in “Other income” were $58 million, $92 million and $214 million for the years ended December 31, 2005, 2004 and 2003, respectively, related primarily to compensation for the sale of affiliates’ products through the Company’s distribution network and royalties.

The amounts due to the Company under all service agreements were $245 million and $94 million at December 31, 2005 and 2004, respectively, and are included in “Due from parent and affiliates.”

Service Agreements – Services Received

Prudential Financial and certain of its subsidiaries have service agreements with the Company. Under the agreements, the Company primarily receives the services of the officers and employees of Prudential Financial, asset management services from Prudential Asset Management Holding Company and subsidiaries, distribution services from Prudential Securities Group, Inc. and consulting services from Pramerica Systems Ireland Limited. The Company is charged based on the level of service received. Affiliated expenses for services received were $235 million, $220 million and $200 million in “Net investment income” and $114 million, $127 million and $92 million in “General and administrative expenses” for the years ended December 31, 2005, 2004 and 2003, respectively. “Due to parent and affiliates” also includes $47 million and $39 million at December 31, 2005 and 2004, respectively, due primarily to these agreements.

Notes Receivable and Other Lending Activities

Affiliated notes receivable included in “Due from parent and affiliates” at December 31, are as follows:

Description	Maturity Dates	Rate	2005	2004
			(in millions)
U.S. Dollar floating rate notes (1)(2)	2005-2008	1.31% - 4.86%	$135	$285
U.S. Dollar fixed rate note	2010	5.04% - 5.37%	125	100
Japanese Yen fixed rate note	2008-2015	0.09% - 2.17%	705	722
Total long-term notes receivable – affiliated (3)			965	1,107
Short-term notes receivable – affiliated (4)			1,748	1,350
Total notes receivable – affiliated			$2,713	$2,457

(1)

On the date of demutualization, Prudential Financial made a contribution of capital to the Company amounting to $1,050 million that was financed with the proceeds from the purchase by Prudential Insurance of a series of notes issued by Prudential Financial with market rates of interest and maturities ranging from nineteen months to three years, which is included in floating rate notes. Included within floating rate notes is the current portion of these long-term notes receivable of $150 million at December 31, 2004.

(2)	Included within floating rate notes is the current portion of the long-term notes receivable of $30 million at December 31, 2005.
(3)

All long-term notes receivable may be called for prepayment prior to the respective maturity dates under specified circumstances, with the exception of the Prudential Financial notes described in (1) above.

(4)	Short-term notes receivable have variable rates, which averaged 4.52% at December 31, 2005 and 2.56% at December 31, 2004. Short-term notes receivable are payable on demand.

Accrued interest receivable related to these loans was $4 million and $2 million at December 31, 2005 and 2004, respectively, and is included in “Due from parent and affiliates.”

The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates. “Cash and cash equivalents” included $366 million and $261 million, associated with these transactions at December 31, 2005 and 2004, respectively.

Revenues related to lending activities to affiliates were $17 million, $16 million and $24 million in “Net investment income” and $67 million, $53 million and $55 million in “Other income” for the years ended December 31, 2005, 2004 and 2003, respectively.

Sales of Fixed Maturities between Affiliates

In July and October 2005, the Company purchased fixed maturity investments from an affiliate for a total of $23 million, the fair value on the date of the transfer plus accrued interest. The Company recorded the investments at the historic amortized cost of the affiliate. The difference of $1 million between the historic amortized cost and the fair value, net of taxes, was recorded as a reduction to additional paid-in capital. The fixed maturity investments are categorized in the Company’s consolidated statement of financial position as available-for-sale debt securities, and are therefore carried at fair value, with the difference between amortized cost and fair value reflected in accumulated other comprehensive income.

In June 2004, the Company sold fixed maturity investments to affiliates for $209 million, the fair value on the date of the transfer plus accrued interest. The affiliates recorded the investments at the historic amortized cost of the Company. The difference of $4 million between the historic amortized cost and the fair value, net of taxes was recorded as an increase to additional paid-in-capital.

Derivatives

Prudential Global Funding, Inc., an indirect, wholly owned consolidated subsidiary of the Company enters into derivative contracts with Prudential Financial and certain of its subsidiaries. Affiliated derivative assets included in “Other trading account assets” were $673 million and $552 million at December 31, 2005 and 2004, respectively. Affiliated derivative liabilities included in “Due to parent and affiliates” were $473 million and $254 million at December 31, 2005 and 2004, respectively.

Retail Medium Term Notes Program

During 2004, the Company began selling funding agreements (“agreements”) to Prudential Financial. As discussed in Note 8, “Policyholders’ account balances” include $1,075 million related to these agreements at December 31, 2005. The affiliated interest credited on these agreements was $41 million for the year ended December 31, 2005 and is included in “Interest credited to policyholders’ account balances.”

Reinsurance

As discussed in Note 11, the Company participates in reinsurance transactions with certain subsidiaries of Prudential Financial.

Short-term and Long-term Debt

As discussed in Note 12, the Company participates in debt transactions with certain subsidiaries of Prudential Financial.

18.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined by using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments. See Note 19 for a discussion of derivative instruments.

Commercial Loans

The fair value of commercial loans is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, adjusted for the current market spread for similar quality loans.

Policy Loans

The fair value of insurance policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns. For group corporate- and trust-owned life insurance contracts and group universal life contract, the fair value of the policy loans is the amount due on demand as of the reporting date.

Notes Receivable - Affiliated

The fair value of affiliated notes receivable is derived by using discount rates based on the borrowing rates currently available to the Company for notes with similar terms and remaining maturities.

Investment Contracts

For guaranteed investment contracts, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For individual deferred annuities and other deposit liabilities, carrying value approximates fair value. Investment contracts are reflected within “Policyholders’ account balances.”

Debt

The fair value of short-term and long-term debt is derived by using discount rates based on the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities classified as available for sale, equity securities, short-term investments, cash and cash equivalents, restricted cash and securities, separate account assets and liabilities, trading account assets supporting insurance liabilities, other trading account assets, broker-dealer related receivables, securities purchased under agreements to resell, securities sold under agreements to repurchase, cash collateral for loaned securities, and securities sold but not yet purchased. The following table discloses the Company’s financial instruments where the carrying amounts and fair values differ at December 31,

	2005		2004
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
	(in millions)
Commercial loans	$20,761	$21,377	$20,842	$21,798
Policy loans	7,227	8,148	7,196	8,471
Notes receivable - affiliated	2,713	2,741	2,457	2,507
Investment contracts	54,449	54,491	53,167	53,707
Short-term and long-term debt	9,699	9,902	4,921	5,199

19.  DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be specifically attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Cash is paid or received based on the terms of the swap. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures and options are used by the Company to reduce market risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Futures typically are used to hedge duration mismatches between assets and liabilities. Futures move substantially in value as interest rates change and can be used to either modify or hedge existing interest rate risk. This strategy protects against the risk that cash flow requirements may necessitate liquidation of investments at unfavorable prices resulting from increases in interest rates. This strategy can be a more cost effective way of temporarily reducing the Company’s exposure to a market decline than selling fixed income securities and purchasing a similar portfolio when such a decline is believed to be over.

Currency derivatives, including exchange-traded currency futures and options, currency forwards and currency swaps, are used by the Company to reduce market risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell. The Company also uses currency forwards to hedge the currency risk associated with net investments in foreign operations.

Under currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at a forward exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Credit derivatives are used by the Company to enhance the return on the Company’s investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With single name credit default derivatives, this premium or credit spread generally corresponds to the difference between the yield on the referenced name’s public fixed maturity cash instruments and swap rates, at the time the agreement is executed. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. See Note 20 for a discussion of guarantees related to these credit derivatives. In addition to selling credit protection, in limited instances we have purchased credit protection using credit derivatives in order to hedge specific credit exposures in our investment portfolio.

Forward contracts are used by the Company to manage market risks relating to interest rates. The Company also uses “to be announced” (“TBA”) forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company to achieve better diversification and to enhance the return on its investment portfolio. TBAs provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date.

When the Company has cash flows that it has allocated for investment in equity securities or plans to sell investments in equity securities, it may enter into equity derivatives as a temporary hedge against an increase or decrease in the price of the securities it intends to purchase or sell. These hedges are intended to permit such investment transactions to be executed with less adverse market impacts. The Company also uses equity-based derivatives to hedge the equity risks embedded in some of its annuity products.

Embedded Derivatives

As described in Note 9, the Company sells variable annuity products which contain embedded derivatives. These embedded derivatives are marked to market through “Realized investment gains (losses), net” based on the change in value of the underlying contractual guarantees which are determined using pricing models.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives. Such embedded derivatives are marked to market through “Realized investment gains (losses), net,” based upon the change in value of the underlying portfolio.

Cash Flow, Fair Value and Net Investment Hedges

The primary derivative instruments used by the Company in its fair value, cash flow, and net investment hedge accounting relationships are interest rate swaps, currency swaps and currency forwards. As noted above, these instruments are only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit or equity derivatives in any of its fair value, cash flow or net investment hedge accounting relationships.

The ineffective portion of derivatives accounted for using hedge accounting in the years ended December 31, 2005, 2004 and 2003 was not material to the results of operations of the Company. In addition, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by SFAS No. 133.

Presented below is a roll forward of current period cash flow hedges in “Accumulated other comprehensive income (loss)” before taxes:

(in millions)
Balance, December 31, 2002	$57

Net deferred losses on cash flow hedges from January 1 to December 31, 2003	(100)
Amount reclassified into current period earnings	(24)

Balance, December 31, 2003	(67)

Net deferred losses on cash flow hedges from January 1 to December 31, 2004	(140)
Amount reclassified into current period earnings	42

Balance, December 31, 2004	(165)

Net deferred gains on cash flow hedges from January 1 to December 31, 2005	120
Amount reclassified into current period earnings	(32)

Balance, December 31, 2005	$(77)

It is anticipated that a pre-tax loss of approximately $19 million will be reclassified from “Accumulated other comprehensive income (loss)” to earnings during the year ended December 31, 2006, offset by amounts pertaining to the hedged items. As of December 31, 2005, the Company does not have any cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 18 years. Income amounts deferred in “Accumulated other comprehensive income (loss)” as a result of cash flow hedges are included in “Net unrealized investment gains (losses)” in the Consolidated Statements of Stockholder’s Equity.

For effective net investment hedges, the amounts, before applicable taxes, recorded in the cumulative translation adjustment account within “Accumulated other comprehensive income (loss)” were gains of $10 million in 2005, losses of $24 million in 2004 and losses of $33 million in 2003.

For the years ended December 31, 2005, 2004 and 2003, there were no derivative reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Credit Risk

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. Generally, the current credit exposure of the Company’s derivative contracts is limited to the fair value at the reporting date. The credit exposure of the Company’s over-the-counter derivative transactions is represented by the fair value (market value) of contracts with a positive fair value (market value) at the reporting date. Because exchange-traded futures and options are effected through regulated exchanges, and positions are settled on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The Company manages credit risk by entering into transactions with creditworthy counterparties and obtaining collateral where appropriate and customary. In addition, the Company enters into over-the-counter swaps pursuant to master agreements that provide for a single net payment to be made by one counterparty to another at each due date and upon termination. Likewise, the Company effects exchange-traded futures and options through regulated exchanges and these positions are settled on a daily basis.

20.	COMMITMENTS AND GUARANTEES, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments and Guarantees

The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment. Rental expense, net of sub-lease income, incurred for the years ended December 31, 2005, 2004 and 2003 was $76 million, $73 million and $59 million, respectively.

The following table presents, at December 31, 2005, the Company’s future commitments on long-term debt, as more fully described in Note 12, and future minimum lease payments under non-cancelable operating leases along with associated sub-lease income:

	Long-term Debt	Operating Leases	Sub-lease Income
	(in millions)
2006	$—	$108	$(25)
2007	252	94	(25)
2008	602	64	(21)
2009	2	47	(19)
2010	3	29	(9)
Beyond 2010	1,892	80	(15)

Total	$2,751	$422	$(114)

For business reasons, the Company exits certain non-cancelable operating leases prior to their expiration. In these instances, the Company’s policy is to accrue the future rental expense and any sub-lease income immediately and release the reserve over the remaining commitment in the year that it is due. Of the $422 million in total non-cancelable operating leases and $114 million in total sub-lease income, $88 million and $82 million, respectively, has been accrued at December 31, 2005.

In connection with the Company’s commercial mortgage operations, it originates commercial mortgage loans. At December 31, 2005, the Company had outstanding commercial mortgage loan commitments with borrowers of $1,251 million.

The Company also has other commitments, some of which are contingent upon events or circumstances not under the Company’s control, including those at the discretion of the Company’s counterparty. These other commitments amounted to $6,195 million at December 31, 2005 principally reflecting commitments to purchase or fund investments, including $4,937 million that the Company anticipates will be funded from the assets of its separate accounts.

In the course of the Company’s business, it provides certain guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future.

A number of guarantees provided by the Company relate to real estate investments, in which the investor has borrowed funds, and the Company has guaranteed their obligation to their lender. In some cases, the investor is an affiliate, and in other cases the unaffiliated investor purchases the real estate investment from the Company. The Company provides these guarantees to assist them in obtaining financing for the transaction on more beneficial terms. The Company’s maximum potential exposure under these guarantees was $1,735 million at December 31, 2005. Any payments that may become required of the Company under these guarantees would either first be reduced by proceeds received by the creditor on a sale of the assets, or would provide the Company with rights to obtain the assets. These guarantees expire at various times over the next 10 years. At December 31, 2005, no amounts were accrued as a result of the Company’s assessment that it is unlikely payments will be required.

As discussed in Note 19, the Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $1,626 million at December 31, 2005. The credit default swaps generally have maturities of five years or less.

Certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives, at fair value, in accordance with SFAS No. 133. At December 31, 2005, such contracts in force carried a total guaranteed value of $1,668 million.

The Company is also subject to other financial guarantees and indemnity arrangements. The Company has provided indemnities and guarantees related to acquisitions, dispositions, investments or other transactions that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. These obligations are typically subject to various time limitations, defined by the contract or by operation of law, such as statutes of limitation. In some cases, the maximum potential obligation is subject to contractual limitations, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, it is not possible to determine the maximum potential amount due under these guarantees. At December 31, 2005, the Company has accrued liabilities of $5 million associated with all other financial guarantees and indemnity arrangements, which does not include retained liabilities associated with sold businesses.

Contingent Liabilities

On an ongoing basis, the Company’s internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the cost of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of our businesses and operations that are specific to the Company and proceedings that are typical of the businesses in which the Company operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages.

In August 2000, plaintiffs filed a purported national class action in the District Court of Valencia County, New Mexico, Azar, et al. v. Prudential Insurance, based upon the alleged failure to adequately disclose the increased costs associated with payment of life insurance premiums on a “modal” basis, i.e., more frequently than once a year. Similar actions have been filed in New Mexico against over a dozen other insurance companies. The complaint asserts claims for breach of the common law duty to disclose material information, breach of the implied covenant of good faith and fair dealing, breach of fiduciary duty, unjust enrichment and fraudulent concealment and seeks injunctive relief, compensatory and punitive damages, both in unspecified amounts, restitution, treble damages, interest, costs and attorneys’ fees. In March 2001, the court entered an order granting partial summary judgment to plaintiffs as to liability. In January 2003, the New Mexico Court of Appeals reversed this finding and dismissed the claims for breach of the covenant of good faith and fair dealing and breach of fiduciary duty. The case was remanded to the trial court and in November 2004, it held that, as to the named plaintiffs, the non-disclosure was material. In July 2005, the court certified a class of New Mexico only policyholders denying plaintiffs’ motion to include purchasers from 35 additional states. In September 2005, plaintiffs sought to amend the court’s order on class certification with respect to eight additional states. A ruling on that motion is still pending.

In October 2001, four housing advocacy groups and several individuals filed an action in the United States District Court for the District of Columbia, National Fair Housing Alliance, Inc., et al. v. Prudential Insurance, et al. The complaint alleges, inter alia, that the Company and Prudential Property and Casualty Insurance Company intentionally engaged in discriminatory practices to limit, restrict or deny homeowners insurance in several urban areas, including Washington, D.C., Milwaukee, Wisconsin, Richmond, Virginia and Toledo, Ohio, as well as suburban Philadelphia, Pennsylvania. The complaint asserts causes of action based on alleged violations of the Fair Housing Act and describes allegedly discriminatory homeowners insurance underwriting guidelines, terms and conditions and rating territories. The complaint seeks declaratory and injunctive relief and compensatory and punitive damages in unspecified amounts. In July 2002, the District Court denied the Company’s motion to dismiss. The matter settled in January 2006.

The Company, along with a number of other insurance companies, received formal requests for information from the State of New York Attorney General’s Office (NYAG), the Securities and Exchange Commission (SEC), the Connecticut Attorney General’s Office, the Massachusetts Office of the Attorney General, the Department of Labor, the United States Attorney for the Southern District of California, the District Attorney of the County of San Diego, and various state insurance departments relating to payments to insurance intermediaries and certain other practices that may be viewed as anti-competitive. The Company may receive additional requests from these and other regulators and governmental authorities concerning these and related subjects. The Company is cooperating with these inquiries and has had discussions with certain authorities, including the NYAG, in an effort to resolve the inquiries into this matter. These matters are also the subject of litigation brought by private plaintiffs, including purported class actions that have been consolidated in the multidistrict litigation in the United States District Court for the District of New Jersey, In re Employee Benefit Insurance Brokerage Antitrust Litigation, and two shareholder derivative actions, Gillespie v. Ryan and Kahn v. Agnew and the California Department of Banking and Insurance. Both derivative actions were dismissed without prejudice. In Gillespie, the plaintiff entered into a tolling agreement to permit a Special Evaluation Committee of Prudential Financial’s Board of Directors to investigate and evaluate his demand that Prudential Financial take action regarding these matters. The Committee’s investigation is in progress.

In April 2005, the Company voluntarily commenced a review of the accounting for its reinsurance arrangements to confirm that it complied with applicable accounting rules. This review included an inventory and examination of current and past arrangements, including those relating to the Company’s discontinued operations. Subsequent to commencing this voluntary review, the Company received a formal request from the Connecticut Attorney General for information regarding its participation in reinsurance transactions generally and a formal request from the SEC for information regarding certain reinsurance contracts entered into with a single counterparty since 1997 as well as specific contracts entered into with that counterparty in the years 1997 through 2002 relating to the Company’s property and casualty insurance operations that were sold in 2003. These examinations are ongoing and not yet complete and it is possible that the Company may receive additional requests from regulators relating to reinsurance arrangements. The Company intends to cooperate with all such requests.

In November 2003, an action was commenced in the United States Bankruptcy Court for the Southern District of New York, Enron Corp. v. J.P. Morgan Securities, Inc., et al., against approximately 100 defendants, including the Company and related entities, which invested in Enron’s commercial paper. The complaint alleges that Enron’s October 2001 prepayment of its commercial paper is a voidable preference under the bankruptcy laws and constitutes a fraudulent conveyance and that the Company and related entities received prepayment of $125 million. A motion by all defendants to dismiss the complaint was denied in June 2005. Defendants’ motion for leave to appeal is pending.

In August 1999, a Company employee and several retirees filed an action in the United States District Court for the Southern District of Florida, Dupree, et al., v. Prudential Insurance, et al., against the Company and its Board of Directors in connection with a group annuity contract entered into in 1989 between the Company and the Prudential Retirement Plan. The suit alleged that the annuitization of certain retirement benefits violated ERISA and that, in the event of demutualization, the Company would retain shares distributed under the annuity contract in violation of ERISA’s fiduciary duty requirements. In July 2001, plaintiffs filed an amended complaint dropping three counts, and we filed an answer denying the essential allegations of the complaint. The amended complaint seeks injunctive and monetary relief, including the return of what are claimed to be excess investment and advisory fees paid by the Retirement Plan. In March 2002, the court dismissed certain of the claims against the individual defendants. A non-jury trial was concluded in January 2005. The court has not yet issued its decision.

In November 1996, plaintiffs filed a purported class action lawsuit against the Company, the Prudential Home Mortgage Company, Inc. and several other subsidiaries in the Superior Court of New Jersey, Essex County, Capitol Life Insurance Company v. Prudential Insurance, et al., in connection with the sale of certain subordinated mortgage securities sold by a subsidiary of Prudential Home Mortgage. In February 1999, the court entered an order dismissing all counts without prejudice with leave to refile after limited discovery. In May 2000, plaintiffs filed a second amended complaint that alleges violations of the New Jersey securities and RICO statutes, fraud, conspiracy and negligent misrepresentation, and seeks compensatory as well as treble and punitive damages. Defendants filed a motion to dismiss that was denied in October 2001. In October 2002, plaintiffs’ motion for class certification was denied. Since that time, the court has permitted nine additional investors to intervene as plaintiffs. In August 2005, the court dismissed the New Jersey Securities Act and RICO claims and the negligent misrepresentation claim. Plaintiffs’ application for interlocutory appeal of this ruling was denied.

In 2000, a nationwide class action, Shane v. Humana, et al., was brought on behalf of provider physicians and physician groups in the United States District Court for the Southern District of Florida. The complaint alleges that the Company and other health care companies engaged in an industry-wide conspiracy to defraud physicians by failing to pay under provider agreements and by unlawfully coercing providers to enter into agreements with unfair and unreasonable terms. An amended complaint, naming additional plaintiffs, including three state medical associations, and an additional defendant, was filed in March 2001, and alleges claims of breach of contract, quantum meruit, unjust enrichment, violations of the Racketeer Influenced and Corrupt Organizations Act, or RICO, conspiracy to violate RICO, aiding and abetting RICO violations, and violations of state prompt pay statutes and the California unfair business practices statute. The amended complaint seeks compensatory and punitive damages in unspecified amounts, treble damages pursuant to RICO, and attorneys’ fees. In September 2002, the district court granted plaintiffs’ motion for class certification of a nationwide class of provider physicians which was affirmed in September 2004 by the United States Court of Appeals for the Eleventh Circuit with respect only to the federal claims for conspiracy to violate RICO and aiding and abetting RICO violations. In September 2005, the district court entered a final order approving the settlement of these claims by the Company, which provides for payment to plaintiffs in the amount of $22 million. Two members of the plaintiff class have appealed the final order. In February 2006, the appeals were dismissed.

The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company’s financial position.

21.  SUBSEQUENT EVENT

On March 8, 2006, the Company announced that it had signed an agreement to acquire Allstate Financial’s variable annuity business via coinsurance and modified coinsurance reinsurance arrangements. The Company anticipates paying cash consideration in the form of a reinsurance ceding commission of approximately $580 million, subject to certain adjustments. The transaction is subject to various closing conditions, including state insurance and other regulatory approvals and is expected to close in the second quarter of 2006.

Report of Independent Auditors

To the Board of Directors and Stockholder of

The Prudential Insurance Company of America:

In our opinion, the accompanying consolidated statements of financial position and related consolidated statements of operations, of stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Holdings, LLC, which is a wholly owned subsidiary of Prudential Financial, Inc.), and its subsidiaries (collectively, the “Company”) at December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company adopted American Institute of Certified Public Accountants Statement of Position 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts” as of January 1, 2004, and Financial Accounting Standards Board Interpretation No. 46(R), “Consolidation of Variable Interest Entities” as of December 31, 2003.

As described in Note 2 to the consolidated financial statements, the Company has restated its 2004 and 2003 consolidated financial statements.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 29, 2006

PART C—OTHER INFORMATION

ITEM 29.               FINANCIAL STATEMENTS AND EXHIBITS

(a)                                FINANCIAL STATEMENTS

(1)                      Financial Statements of The Prudential Variable Contract Account-2 (Registrant) consisting of the Statement of Net Assets, as of December 31, 2005; the Statement of Operations for the period ended December 31, 2005; the Statements of Changes in Net Assets for the periods ended December 31, 2005 and 2004 and the Notes relating thereto are incorporated by reference into VCA 2’s 2005 annual report (File No. 2-28136).

(2)                      Financial Statements of The Prudential Insurance Company of America (Depositor) consisting of the Statements of Financial Position as of December 31, 2005 and 2004; the Statements of Operations and Changes in Surplus and Asset Valuation Reserve and the Statements of Cash Flows for the years ended December 31, 2005 and 2004 and the Notes relating thereto appear in the statement of additional information (Part B of the Registration Statement)

(b)                               EXHIBITS

(1)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account 2	Incorporated by Reference to Exhibit (1) to Post-Effective Amendment No. 54 to this Registration Statement filed April 30, 1999

(2)	Rules and Regulations of The Prudential Variable Contract Account 2	Incorporated by Reference to Exhibit (2) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001

(3)	Form of Custodian Agreement with Investors Fiduciary Trust Company	Incorporated by Reference to Exhibit (3) to Post-Effective Amendment No. 52 to this Registration Statement filed via EDGAR on April 29, 1998

(4)	(i) Management Agreement between Prudential Investments Fund Management LLC and The Prudential Variable Contract Account 2.	Incorporated by Reference to Exhibit (4)(i) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001

	(ii) Subadvisory Agreement between Jennison Associates LLC and Prudential Investments Fund Management LLC	Incorporated by Reference to Exhibit (4)(ii) to Post-Effective Amendment No. 57 to this Registration Statement filed April 30, 2001

(5)	Agreement for the Sale of VCA 2 Contracts between Prudential, The Prudential Variable Contract Account-2 and Prudential Investment Management Services LLC	Incorporated by Reference to Exhibit 5(v) to Post-Effective Amendment No. 50 to this Registration Statement

(6)	(i) Specimen copy of group variable annuity contract Form GVA-120, with State modifications	Incorporated by reference to Exhibit (4) to Post-Effective Amendment No. 32 to this Registration Statement

	(ii) Specimen copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuities Registration Statement	Incorporated by reference to Exhibit (6)(ii) to Post-Effective Amendment No 42 to this Registration Statement

	(iii) Specimen copy of Group Annuity Amendment Form GAA-7852 for tax-deferred annuities	Incorporated by reference to Exhibit (6)(iii) to Post-Effective Amendment No. 45 to this Registration Statement

(7)	Application form	Incorporated by reference to Exhibit (4) of Post-Effective Amendment No. 32 to this Registration Statement

(8)	(i) Copy of the Charter of Prudential	Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of the Prudential Variable Contract Account C1-2

	(ii) Copy of the By-Laws of Prudential as amended to	Incorporated by reference to Post-Effective Amendment No. 8 to

	and including May 12, 1998	Form N-6, Registration No. 333-01031, filed February 14, 2003 on behalf of the Prudential Variable Contract Account C1-2

(11)	(i) Pledge Agreement between Goldman, Sachs & Co., The Prudential Insurance Company of America and Investors Fiduciary Trust Company	Incorporated by reference to Exhibit 11 (i) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000

	(ii) Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company.	Incorporated by reference to Exhibit 11 (ii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000

	(iii) First Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company	Incorporated by reference to Exhibit 11 (iii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000

	(iv) Second Amendment to Investment Accounting Agreement between The Prudential Insurance Company of America and Investors Fiduciary Trust Company	Incorporated by reference to Exhibit 11 (iv) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000

(12)	Opinion and Consent of Counsel	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 59 to this Registration Statement filed on April 26, 2002

(13)	(i) Consent of independent registered public accounting firm.	Filed herewith.

	(ii) Powers of Attorney	Incorporated by reference to Exhibit 13 (ii) to Post-Effective Amendment No. 59 to this Registration Statement filed on April 26, 2002

	(a) Directors and Officers of Prudential	Incorporated by reference to Post-Effective Amendment No. 19 to Form S-1, Registration No. 33-20083, filed on April 19, 2006 on behalf of The Prudential Variable Contract Real Property Account

(17)	(i) Amended Code of Ethics of The Prudential Variable Contract Account-2	Incorporated by reference to Post-Effective Amendment No. 60 to this Registration Statement filed on April 29, 2004.

	(ii) Amended Personal Securities Trading Policy of Prudential dated January 9, 2006.	Filed herewith

	(iii) Amended Code of Ethics of Jennison Associates LLC dated October 5, 2005.	Filed herewith

ITEM 30.               DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the heading “Directors and Officers of Prudential” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 31.               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial are listed the Annual Report on Form 10-K of Prudential Financial, Inc., File No. 001-16707, filed February 28, 2006, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, Inc., a Maryland corporation. The balance are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund, Inc. are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they holdin their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account 10 and The Prudential Variable Contract Account-11, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account 24, a separate account of Prudential registered as a unit investment trust.

Prudential is a New Jersey stock life insurance company. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, a New Jersey insurance holding company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 32.               NUMBER OF CONTRACTOWNERS

As of March 31, 2006, the number of contractowners of qualified and non-qualified contracts offered by Registrant was 4,062.

ITEM 33.               INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law 27, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit (6)(b) of Form S-6, Registration No. 333-64957, filed September 30, 1998, on behalf of The Prudential Variable Appreciable Account.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 34.               BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

(a)               Prudential Investments LLC (PI)

The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (file No. 801-31104).

(b)        Jennison Associates LLC

The business and other connections of the directors and executive officers of Jennison Associates LLC are included in Schedule A and D of Form ADV filed with the Securities and Exchange Commission (File No. 801-5608), as most recently amended, the text of which is hereby incorporated by reference.

ITEM 35. PRINCIPAL UNDERWRITER

(a)  Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for Cash Accumulation Trust, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Blend Fund, Inc., Dryden Global Total Return Fund, Inc., Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden High Yield Total Return Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Dryden National Municipals Fund, Inc., Jennison Natural Resources Fund, Inc., Strategic Partners Real Estate Fund, Jennison Sector Funds, Inc., Dryden Short-Term Corporate Bond Fund, Inc., Jennison Small Company Fund, Inc., Dryden Tax-Free Money Fund, Dryden Tax-Managed Funds, Dryden Small-Cap Core Equity Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, American Skandia Trust and The Prudential Series Fund.

PIMS is also distributor of the following unit investment trusts: Separate Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Discovery Premier Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.

(b)  The business and other connections of PIMS' sole member (PIFM Holdco, Inc.) and principal officers are listed in its Form BD as currently on file with the Securities and Exchange Commission (BD No. 18353), the text of which is hereby incorporated by reference.

ITEM 36.                                               LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are:

The Prudential Insurance Company of America, 751 Broad Street, Newark, New Jersey 07102-3777

The Prudential Insurance Company of America, 56 North Livingston Avenue, Roseland, New Jersey 07068

The Prudential Insurance Company of America c/o Prudential Defined Contribution Services, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789

Prudential Investments LLC, 100 Mulberry Street, Gateway Center Three, Newark, New Jersey 07102

State Street Bank and Trust Company, 127 West 10th Street, Kansas City, MO 64105-1716

VCA 2 has entered into a Subadvisory Agreement with Jennison Associates LLC, 466 Lexington Avenue, New York, New York 10017.

ITEM 37.               MANAGEMENT SERVICES

NOT APPLICABLE

ITEM 38.               UNDERTAKINGS

The Prudential Insurance Company of America (Prudential) represents that the fees and charges deducted under the Contract in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section. Registrant also undertakes (1) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old as long as payment under the contracts may be accepted; (2) to affix to the prospectus a postcard that the applicant can remove to send for a Statement of Additional Information or to include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information; and (3) to deliver any Statement of Additional Information promptly upon written or oral request.

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a)—(d) of the Rule.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of April, 2006.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 By: Judy A. Rice

/s/ JUDY A. RICE
Judy A. Rice
President of the VCA-2 Committee

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
*/s/ JUDY A. RICE	President, The Prudential Variable Contract
Judy A. Rice	Account-2 Committee

*/s/ GRACE C.TORRES	Treasurer and Principal Financial and
Grace Torres	Accounting Officer

*/s/ SAUL K. FENSTER	Member, The Prudential Variable Contract
Saul K. Fenster	Account-2 Committee

*/s/ W. SCOTT McDONALD, JR.	Member and Chairman, The Prudential Variable Contract
W. Scott McDonald, Jr.	Account 2 Committee

*/s/ JOSEPH WEBER	Member, The Prudential Variable Contract
Joseph Weber	Account-2 Committee

*/s/ DAVID E.A. CARSON	Member, The Prudential Variable Contract
David E.A. Carson	Account-2 Committee

*By:	/s/ JONATHAN D. SHAIN
April 28, 2006
Jonathan D. Shain
(Attorney-in-Fact)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, The Prudential Insurance Company of America has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, and State of New Jersey, on this 28th day of April, 2006.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ JUDY A. RICE
Judy A. Rice
Executive Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE
*ARTHUR F. RYAN	Chairman of the Board, Chief Executive Officer
Arthur F. Ryan	and President

*W. GASTON CAPERTON	Director
W. Gaston Caperton

*FREDERIC K. BECKER	Director
Frederic K. Becker

* GORDON W. BETHUNE	Director
Gordon W. Bethune

*RICHARD J. CARBONE	Senior Vice President and Chief Financial Officer
Richard J. Carbone

*JAMES G. CULLEN	Director
James G. Cullen

*GILBERT F. CASELLAS	Director
Gilbert F. Casellas

*WILLIAM H. GRAY, III	Director
William H. Gray, III

*JON F. HANSON	Director
Jon F. Hanson

*CONSTANCE J. HORNER	Director
Constance J. Horner

*KARL J. KRAPEK	Director
Karl J. Krapek

*JAMES A. UNRUH	Director
James A. Unruh

*By:	/s/ JONATHAN D. SHAIN
April 28, 2006
Jonathan D. Shain
(Attorney-in-Fact)

EXHIBIT INDEX

13(i)	Consent of registered independent public accountants.

(ii)	Amended Personal Securities Trading Policy of Prudential dated January 9, 2006.

(iii)	Amended Code of Ethics of Jennison Associates LLC dated October 5, 2005.